As filed with the Securities and Exchange Commission on June 6, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10267

GPS FUNDS I
(Exact name of registrant as specified in charter)

2300 CONTRA COSTA BOULEVARD, SUITE 600,
PLEASANT HILL, CA 94523-3967
(Address of principal executive offices) (Zip code)

STARR E. FROHLICH
GENWORTH FINANCIAL WEALTH MANAGEMENT, INC.
2300 CONTRA COSTA BOULEVARD, SUITE 600
PLEASANT HILL, CA 94523-3967
(Name and address of agent for service)

800-664-5345
Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2011

Date of reporting period: April 1, 2010 through March 31, 2011

Item 1. Report to Stockholders.

Investment Advisor
Genworth Financial Wealth Management, Inc.

ANNUAL REPORT

March 31, 2011

GUIDEMARKSM LARGE CAP GROWTH FUND

GUIDEMARKSM LARGE CAP VALUE FUND

GUIDEMARKSM SMALL/MID CAP CORE FUND

GUIDEMARKSM WORLD EX-US FUND

GUIDEMARKSM TAX-EXEMPT FIXED INCOME FUND

GUIDEMARKSM CORE FIXED INCOME FUND

May 9, 2011

Dear Shareholder:

Enclosed is the Annual Report of the GuideMarkSM Funds (formerly, the AssetMark Funds) covering the period from April 1, 2010 through March 31, 2011. The year ended March 31 delivered positive results for the global markets, albeit with significant equity market volatility at several points. Notwithstanding a range of macroeconomic challenges, we believe the overarching upward trend reflected deepening optimism about the two-year-old recovery from the global financial crisis.

The S&P 500® Index1 rose 15.65% over the fiscal year, while the world ex-U.S., as represented by the MSCI All Country World ex-U.S. Index2, returned 13.61% for the 12-month period. Fixed income markets also moved higher for the year, with the Barclays Capital U.S. Aggregate Bond Index3 netting 5.12%, and the Barclays Capital Euro Aggregate Index4 returning 3.63%.

Finally, REIT market performance, as measured by the FTSE National Association of Real Estate Investment Trusts Equity Index5, generated a strong full year gain of 23.68%.

A Year of Contrasts and Optimism

Over the past year, high unemployment in Europe plagued countries such as Ireland and Greece, while Germany experienced the lowest unemployment in two decades and strong export growth. Commodity markets rallied, while U.S. core inflation rates touched 50-year lows. The residential housing market in the U.S. continued to struggle, yet corporate earnings were strong. And, overall, developing China and India continued to grow much faster than the developed economies.

Residential housing continued to drag, and climbing food prices threatened to erode discretionary spending not only domestically but around the world. Government debt levels remained elevated in many European countries, as well as in the U.S. and Japan. Yet, corporate earnings were strong, with companies continuing to hold record-high levels of cash. In the U.S., employment figures continued to slowly improve, and by March 31, 2011, the unemployment rate had dropped to a two-year low. All in all, as the financial crisis continued to recede, markets preferred to concentrate virtually all of their attention on the positives.

Potential Game Changers

Recent world events – the Japanese earthquake and tsunami, as well as political uprisings in the Middle East and North Africa – provided a backdrop for significant market volatility in the latter part of the fiscal year. Generally speaking, however, the markets responded by continuing to advance despite those setbacks, and yet either could impact the environment for investors as the year continues to unfold.

Events in Egypt and Libya took the spotlight in an unstable region during the year. By the end of March 2011, the price of oil had reached a 30-month high, leading to worries that oil could be a game changer for the U.S. economy and markets.6 Although oil prices could spike if inventories dry up, some analysts believe this is unlikely to happen unless supply from a major oil producing country, such as Saudi Arabia, is disrupted.7 In contrast to this view, other observers think that the political transformation taking place in the Middle East and North Africa will very likely lead to persistent increases in the price of oil, if only to compensate for elevated risk in an uncertain market.8

It is widely believed by investment professionals that the Japanese disaster will not have a major impact on global markets and that recovery will likely take place quickly. However, if leaks at the damaged nuclear power plants lead to a Chernobyl-sized disaster, the negative economic impact will more likely spread beyond Japan and persist for a longer period of time.9

Looking Ahead

Positive surprises thus far in 2011 include accelerating employment and GDP growth. Quantitative easing is scheduled to end mid-2011, in our opinion, this leaves questions as to whether a relapse into recession will follow or whether the economy will be strong enough to move ahead without government support. In addition, we feel the possibility of interest rate increases in China and debt downgrades in Europe are areas to watch.

Ned Davis Research observes that “macro factors typically give way to company-specific factors as the bull [market] matures.” But with the unusually impactful macro events following the financial crisis – such as the Japanese disaster and burgeoning unrest in oil-producing countries, as well as continuing sovereign debt problems, particularly in Europe – macro factors may continue to drive markets.10 This perspective on the possibility for continuing macro-driven markets is compatible with views of other analysts and market observers who anticipate more modest stock gains and a “choppier ride” as 2011 continues to unfold.11 Of course, we believe a return to recession cannot be ruled out until the economy has recovered fully from the financial crisis. And, at the other extreme, investors could continue to ignore bad news, as they have preferred to do in the recent past, and markets could continue to forge their way upward.

As you are aware, effective April 1, the Funds completed a restructuring to become the GuideMarkSM Funds. We are confident that this restructuring will better position the Funds to meet the challenges and opportunities that lie ahead. We recognize the trust you have placed in us and thank you for including the Funds in your portfolio.

Sincerely,

Carrie E. Hansen
President
GuideMarkSM Funds

[1]

The S&P 500® Index, a registered trademark of the McGraw Hill Companies, is an unmanaged basket of 500 stocks that are considered to be widely held and thus believed to be a good indicator of overall market performance. You cannot invest directly into an index.

[2]

The MSCI All Country World ex-U.S. Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the United States. This index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

[3]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

[4]

The Barclays Capital Euro Aggregate Bond Index is designed to track fixed-rate, investment grade Euro-denominated securities. Inclusion in the Benchmark Index is based on the currency of the issue, and not the domicile of the issuer. The principal sectors in the Benchmark Index are treasury, corporate, government-related and securitized.

[5]

The FTSE NAREIT Equity REIT Index is a broad measure of the performance of publicly traded U.S. real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies.

[6]	“Oil climbs to highest since 2008 on Libya conflict,” Associated Press, March 31, 2011.

[7]	Tom Fahey, Ryan McGrail, Richard Skaggs and Joseph Taylor, “middle east politics & oil: the influences on global interest rates, credit spreads & stock prices,” Loomis Sayles, March 18, 2011.

[8]	Javier Blas, “The politics of oil: Wells of anxiety,” Financial Times, March 29, 2011.

[9]	“Following Japanese disaster, long-term investment outlook remains positive,” Natixis Global Associates, March 2011.

[10]	Ed Clissold, CFA, “What to Expect in the Third Year of Bull Market,” Ned Davis Research Inc. Chart of the Day, March 10, 2011.

[11]	Barbara Kollmeyer, “International stock fund investors’ dizzying spin,” MarketWatch, April 1, 2011. Also see footnote 2.

Past performance is not indicative of future results. You cannot invest directly into an index.

Investments in the Funds will fluctuate, and when redeemed may be worth more or less than originally invested.

Investors should consider the Funds’ Investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money. The prospectus is available upon request, without charge, by calling 1-800-238-0810.

FINRA 116789 051211

GuideMarkSM Large Cap Growth Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT
This chart assumes an initial gross investment of $10,000 made on June 29, 2001 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses (excluding the Lipper Index). It is not possible to invest directly in an index.

RUSSELL 1000® GROWTH INDEX – An unmanaged index which measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

LIPPER LARGE-CAP GROWTH FUNDS INDEX – The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. These funds, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s Super Composite 1500® Index. These funds typically invest in securities that have an above average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the Standard & Poor’s 500 Composite Index.

AVERAGE ANNUAL TOTAL RETURN (for the period ended March 31)

	One Year	Five Year	Since Inception (6/29/01)

GuideMarkSM Large Cap Growth Fund	18.79%	1.62%	0.77%
Russell 1000® Growth Index	18.26%	4.34%	2.22%
Lipper Large-Cap Growth Funds Index	15.68%	2.87%	1.34%

GuideMarkSM Large Cap Growth Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

For the 12 months ended March 31, 2011, the Fund returned 18.79%, outperforming the Russell 1000® Growth Index at 18.26% and the Lipper Large-Cap Growth Funds Index at 15.68%.

•

Security selection was the primary driver of the outperformance, with exposure to consumer oriented stocks including Apple, Inc., Priceline.Com Inc. and Netflix.Com Inc. being the largest contributors to performance over the full year.

•	The Fund benefited from fundamental factor exposure, specifically exposure to securities with greater momentum, lower price/earnings ratios and higher beta relative to the Russell 1000® Growth Index.

•	Negative sector positioning, primarily driven by underweight exposures to materials and energy, offset the benefit from fundamental factors.

Components of Portfolio Holdings*

*	Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	5.36
2	Exxon Mobil Corp.	3.32
3	Google, Inc.	2.37
4	Qualcomm, Inc.	2.32
5	Oracle Corp.	2.26
6	International Business Machines Corp.	1.98
7	Amazon.com, Inc.	1.80
8	EMC Corp.	1.66
9	Netflix, Inc.	1.51
10	Schlumberger Ltd.	1.43

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMarkSM Large Cap Value Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT
This chart assumes an initial gross investment of $10,000 made on June, 29, 2001 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses (excluding the Lipper Index). It is not possible to invest directly in an index.

RUSSELL 1000® VALUE INDEX – An unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

LIPPER LARGE-CAP VALUE FUNDS INDEX – The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. These funds, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s Super Composite 1500® Index. Large-cap value funds typically invest in securities that have a below average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500® Index.

AVERAGE ANNUAL TOTAL RETURN (for the period ended March 31)

	One Year	Five Year	Since Inception (6/29/01)

GuideMarkSM Large Cap Value Fund	13.15%	-1.87%	1.45%
Russell 1000® Value Index	15.15%	1.38%	4.14%
Lipper Large-Cap Value Funds Index	13.14%	1.80%	2.93%

GuideMarkSM Large Cap Value Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

For the 12 months ended March 31, 2011, the Fund returned 13.15%, underperforming the Russell 1000® Value Index at 15.15% but in line with the Lipper Large-Cap Value Funds Index at 13.14%.

•	Over the period security selection was the largest detractor to performance, specifically positions in Diamond Offshore Drilling, Microsoft Corp. and Merck & Co Inc. were among the largest detractors.

•

Fundamental factor exposure also detracted from the Fund’s performance, specifically exposure to securities with higher market capitalization and less momentum relative to the Russell 1000® Value Index.

•	Sector positioning benefited returns primarily due to the Fund’s overweight exposures to energy and technology and underweight exposure to industrials.

Components of Portfolio Holdings*

*	Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Pfizer, Inc.	3.02
2	Wells Fargo & Co.	2.97
3	Occidental Petroleum Corp.	2.56
4	Johnson & Johnson	2.46
5	Merck & Co., Inc.	2.19
6	Chevron Corp.	2.03
7	Devon Energy Corp.	1.97
8	EOG Resources, Inc.	1.93
9	CVS Caremark Corporation	1.93
10	JPMorgan Chase & Co.	1.83

GuideMarkSM Small/Mid Cap Core Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT
This chart assumes an initial gross investment of $10,000 made on June, 29, 2001 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses (excluding the Lipper Index). It is not possible to invest directly in an index.

RUSSELL 2500 VALUE INDEX – An unmanaged index which measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. RUSSELL MIDCAP® VALUE INDEX – Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The Russell 1000® Value Index contains those securites in the Russell 1000® Index with a less-than-average growth orientation.

LIPPER SMALL-CAP VALUE FUNDS INDEX – The Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds Category. These funds, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500® Index. These funds typically have a below average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index™.

LIPPER MID-CAP VALUE FUNDS INDEX – The Lipper Mid-Cap Value Funds Index includes funds that, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified mid-cap funds universe average.

AVERAGE ANNUAL TOTAL RETURN (for the period ended March 31)

	One Year	Five Year	Since Inception (6/29/01)

GuideMarkSM Small/Mid Cap Core Fund	22.73%	2.01%	5.94%
Russell 2500 Value Index	22.67%	3.32%	8.74%
Russell Midcap® Value Index	22.26%	4.04%	8.72%
Lipper Small-Cap Value Funds Index	23.34%	3.88%	9.26%
Lipper Mid-Cap Value Funds Index	20.39%	4.29%	7.60%

GuideMarkSM Small/Mid Cap Core Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

For the 12 months ended March 31, 2011, the Fund returned 22.73%, outperforming the Russell 2500 Value Index at 22.67% and the Lipper Mid-Cap Value Funds Index at 20.39% but underperforming the Lipper Small-Cap Value Funds Index at 23.34%.

•

Strong security selection more than offset the negative impact from fundamental factor exposure and sector allocation. The takeover of ADC Telecommunication Inc. resulted in the security being the strongest performing stock, in addition to Leucadia National Co. and Discover Financial Services Inc.

•

Fundamental factor exposure dampened the Fund’s performance, specifically exposure to securities with larger market capitalization, higher volatility and higher price/book ratios relative to the Russell 2500 Value Index.

•

Sector positioning was also a slight negative due largely to the Fund’s underweight exposures to utilities, financials and consumer staples. In the aggregate, these underweight positions offset the gains from overweight exposures to industrials and consumer discretionary.

Components of Portfolio Holdings*

*	Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Trinity Industries, Inc.	2.30
2	Spirit AeroSystems Holdings, Inc.	2.02
3	Cabot Oil & Gas Corp.	1.99
4	Foot Locker, Inc.	1.85
5	Plum Creek Timber Co., Inc.	1.80
6	CIT Group, Inc.	1.75
7	Leucadia National Corp.	1.72
8	Discover Financial Services	1.66
9	Avnet, Inc.	1.60
10	Tech Data Corp.	1.56

GuideMarkSM World ex-US Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT
This chart assumes an initial gross investment of $10,000 made on June, 29, 2001 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses (excluding the Lipper Index). It is not possible to invest directly in an index.

MSCI EAFE® INDEX – The MSCI Europe, Australia, and Far East Index (MSCI EAFE®) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed countries, excluding the U.S. & Canada.

LIPPER INTERNATIONAL FUNDS INDEX – An unmanaged index which measures the composite performance of the 30 largest “international” mutual funds, as categorized by Lipper Inc. These funds invest in securities with primary tradings markets outside of the United States.

AVERAGE ANNUAL TOTAL RETURN (for the period ended March 31)

	One Year	Five Year	Since Inception (6/29/01)

GuideMarkSM World ex-US Fund	6.48%	-3.29%	2.88%
MSCI EAFE® Index	10.90%	1.78%	6.08%
Lipper International Funds Index	12.57%	2.75%	6.60%

GuideMarkSM World ex-US Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

For the 12 months ended March 31, 2011, the Fund returned 6.48%, underperforming the MSCI EAFE® Index at 10.90% and the Lipper International Funds Index at 12.57%.

•

The largest drivers of the relative underperformance were security selection and currency exposures, but sector positioning, fundamental factor exposure and country allocation also detracted from returns.

•

Positions in British Petroleum, RWE AG and Philips Electronics were amongst the worst performers for the period. Underweight exposure to Sweden and the Swedish Krona detracted from performance as Swedish stocks with energy exposure benefited from higher oil prices.

•

Large underweight exposure to materials, industrials and financials dampened returns as did higher exposures to securities with larger market capitalizations and lower price/earnings ratios relative to the MSCI EAFE® Index.

Components of Portfolio Holdings*

*	Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Sanofi-Aventis SA	2.87
2	Telefonica SA	2.82
3	Unilever Plc	2.00
4	GlaxoSmithKline Plc	1.91
5	Takeda Pharmaceutical Co., Ltd.	1.87
6	Total SA	1.83
7	Royal Dutch Shell Plc	1.81
8	France Telecom SA	1.78
9	Novartis AG	1.77
10	Seven & i Holdings Co., Ltd.	1.68

GuideMarkSM Tax-Exempt Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT
This chart assumes an initial gross investment of $10,000 made on June, 29, 2001 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses (excluding the Lipper Index). It is not possible to invest directly in an index.

BARCLAYS CAPITAL U.S. MUNICIPAL BOND INDEX – The Barclays Capital U.S. Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a date after December 31, 1990, and must be at least one year from their maturity date.

LIPPER INTERMEDIATE MUNICIPAL BOND FUNDS INDEX – The Lipper Intermediate Municipal Bond Funds Index is an index of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

AVERAGE ANNUAL TOTAL RETURN (for the period ended March 31)

	One Year	Five Year	Since Inception (6/29/01)

GuideMarkSM Tax-Exempt Fixed Income Fund	0.89%	2.91%	3.19%
Barclays Capital U.S. Municipal Bond Index	1.63%	4.14%	4.71%
Lipper Intermediate Municipal Bond Funds Index	2.02%	3.72%	3.89%

GuideMarkSM Tax-Exempt Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

For the 12 months ended March 31, 2011, the Fund returned 0.89%, underperforming the Barclays Capital Municipal Index at 1.63% and the Lipper Intermediate Municipal Bond Funds Index at 2.02%.

•

The Fund’s relative underperformance for the period was primarily due to its trailing performance during the latter half of the period. A panic induced sell off in the municipal bond market created a significant headwind.

•

The increase in rates at the long-end of the yield curve following the Fed’s second round of quantitative easing in the last quarter of 2010, increased headline risk and technical factors related to expiration of the ‘Build America Bond’ program created significant volatility in the municipal market.

•

Exposure to lower rated securities detracted from performance as spreads widened following a flight to quality. A more diversified exposure across the yield curve also dampened performance as the shorter-dated maturities significantly outperformed longer-dated maturities.

Components of Portfolio Holdings*

*	Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Massachusetts Health & Educational Facilities Authority, Series N, Revenue Bond, 0.150%, 08/15/2034	3.11
2	Massachusetts Health & Educational Facilities Authority, Series R, Refunding, Revenue Bond, 0.150%, 11/01/2049	2.94
3	California Statewide Communities Development Authority, Refunding, Revenue Bond, 0.170%, 12/01/2034	2.94
4	Capital Area Cultural Education Facilities Finance Corporation, Refunding, Revenue Bond, 5.000%, 04/01/2018	0.82
5	Miami-Dade County Educational Facilities, Series A, Revenue Bond, 5.000%, 04/01/2034	0.82
6	Allegheny County Hospital Development Authority, Series A, Revenue Bond, 5.000%, 09/01/2014	0.80
7	Maryland Department of Transportation County T Construction, Revenue Bond, 5.500%, 02/01/2017	0.80
8	New York City, Series A. GO, 5.000%, 08/01/2020	0.78
9	Pennsylvania Economic Development Financing Authority, Albert Einstein Healthcare, Series A, Refunding, Revenue Bond, 6.250%, 10/15/2023	0.75
10	San Francisco Steinhart Aquarium, Series F, GO, 5.000%, 06/15/2023	0.72

GuideMarkSM Core Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT
This chart assumes an initial gross investment of $10,000 made on June, 29, 2001 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses (excluding the Lipper Index). It is not possible to invest directly in an index.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX – An unmanaged index which measures the performance of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. The Barclays Capital U.S. Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the U.S. and includes U.S. Government and corporate debt securities, mortgage and asset-backed securities and international U.S. dollar-denominated bonds. All securities contained in the Barclays Capital U.S. Aggregate Bond Index have a minimum term to maturity of one year.

LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS INDEX – The Lipper Intermediate Investment-Grade Debt Funds Index is an index of funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

AVERAGE ANNUAL TOTAL RETURN (for the period ended March 31)

	One Year	Five Year	Since Inception (6/29/01)

GuideMarkSM Core Fixed Income Fund	5.58%	5.04%	4.87%
Barclays Capital U.S. Aggregate Bond Index	5.12%	6.03%	5.65%
Lipper Intermediate Investment-Grade Debt Funds Index	6.68%	5.77%	5.43%

GuideMarkSM Core Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

For the 12 months ended March 31, 2011, the Fund returned 5.58%, outperforming the Barclays Capital Aggregate Bond Index at 5.12% but underperforming the Lipper Intermediate Investment Grade Debt Funds Index at 6.68%.

•

Overweight exposure to spread sectors and favorable security selection within corporates were the primary drivers of the outperformance over the period. Duration exposure and yield curve positioning were generally neutral to modestly negative for the period.

•

Exposure to structured securities including mortgage backed securities benefited performance as investors continued to favor higher spread sectors. However, an underweight exposure to commercial mortgage backed securities dampened returns for the period.

•

Overweight exposure to corporate credit bonds, particularly those rated below investment grade, benefited performance as investors continued to reward the higher yielding securities within the taxable fixed income market.

Components of Portfolio Holdings*

*	Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	U.S. Treasury Note, 3.625%, 02/15/2021	3.51
2	U.S. Treasury Note, 2.000%, 01/31/2016	2.67
3	Federal National Mortgage Association, Pool# TBA, 6.000%, 04/15/2041	2.43
4	U.S. Treasury Note, 1.250%, 03/15/2014	2.06
5	Government National Mortgage Association, Pool# TBA 4.500%, 04/15/2040	1.95
6	Federal National Mortgage Association, Pool# TBA, 5.000%, 04/15/2041	1.44
7	U.S. Treasury Note, 2.125%, 02/29/2016	1.30
8	Federal National Mortgage Association, Pool# TBA, 5.000%, 04/15/2025	1.28
9	U.S. Treasury Note, 1.375%, 01/15/2013	1.11
10	Federal Home Loan Mortgage Corp. - Gold, Pool# TBA, 5.000%, 04/15/2040	1.08

GuideMarkSM Funds
EXPENSE EXAMPLE (Unaudited)
March 31, 2011

As a shareholder of the GuideMarkSM Funds (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example is based on an investment of $1,000 invested at the beginning of a six month period and held for the entire period (October 1, 2010 – March 31, 2011) for the GuideMarkSM Large Cap Growth Fund, GuideMarkSM Large Cap Value Fund, GuideMarkSM Small/Mid Cap Core Fund, GuideMarkSM World ex-US Fund, GuideMarkSM Tax-Exempt Fixed Income Fund and GuideMarkSM Core Fixed Income Fund.

Actual Expenses
The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GuideMarkSM Funds
EXPENSE EXAMPLE (Continued) (Unaudited)
March 31, 2011

		Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Annualized Expense Ratio[1] based on the period October 1, 2010 – March 31, 2011	Expenses Paid During Period[2] October 1, 2010 – March 31, 2011

GuideMarkSM Large Cap	Actual	$1,000.00	$1,197.80	1.43%	$7.84
Growth Fund	Hypothetical[3]	$1,000.00	$1,017.80	1.43%	$7.19

GuideMarkSM Large Cap	Actual	$1,000.00	$1,162.70	1.42%	$7.66
Value Fund	Hypothetical[3]	$1,000.00	$1,017.85	1.42%	$7.14

GuideMarkSM Small/Mid Cap	Actual	$1,000.00	$1,244.40	1.63%	$9.12
Core Fund	Hypothetical[3]	$1,000.00	$1,016.80	1.63%	$8.20

GuideMarkSM World ex-US	Actual	$1,000.00	$1,085.10	1.47%	$7.64
Fund	Hypothetical[3]	$1,000.00	$1,017.60	1.47%	$7.39

GuideMarkSM Tax-Exempt	Actual	$1,000.00	$ 955.50	1.29%	$6.29
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.50	1.29%	$6.49

GuideMarkSM Core	Actual	$1,000.00	$ 994.10	1.23%	$6.12
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.80	1.23%	$6.19

[1]	The expense ratio excludes the securities lending credit.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
[3]	5% return before expenses.

GuideMarkSM Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
March 31, 2011

Number of Shares		Value

	COMMON STOCKS - 99.08%
	Aerospace & Defense - 2.77%
12,900	Boeing Co.	$953,697
21,300	Honeywell International, Inc.	1,271,823
7,540	Precision Castparts Corp.	1,109,737
7,500	TransDigm Group, Inc. (a)	628,725
22,200	United Technologies Corp.	1,879,230

		5,843,212

	Air Freight & Logistics - 0.68%
3,750	C.H. Robinson Worldwide, Inc.	277,988
22,950	Expeditors International of
	Washington	1,150,713

		1,428,701

	Airlines - 0.23%
50,600	Delta Air Lines, Inc. (a)	495,880

	Auto Components - 1.34%
29,500	Johnson Controls, Inc.	1,226,315
29,250	TRW Automotive Holdings
	Corp. (a)	1,611,090

		2,837,405

	Automobiles - 1.21%
125,840	Ford Motor Co. (a)	1,876,274
22,100	General Motors Co. (a)	685,763

		2,562,037

	Beverages - 2.58%
11,670	Anheuser-Busch InBev NV - ADR	667,174
19,260	Coca-Cola Enterprises, Inc.	525,798
21,100	Dr. Pepper Snapple Group, Inc.	784,076
7,910	Hansen Natural Corp. (a)	476,419
33,900	PepsiCo, Inc.	2,183,499
12,370	The Coca-Cola Company	820,750

		5,457,716

	Biotechnology - 3.08%
2,750	Alexion Pharmaceuticals, Inc. (a)	271,370
10,800	Amgen, Inc. (a)	577,260
26,220	Celgene Corp. (a)	1,508,437
51,330	Gilead Sciences, Inc. (a)	2,178,445
22,700	Regeneron Pharmaceuticals (a)	1,020,138
20,100	Vertex Pharmaceuticals, Inc. (a)	963,393

		6,519,043

Number of Shares		Value

	Capital Markets - 2.56%
18,200	Ameriprise Financial, Inc.	$1,111,656
2,400	Blackrock, Inc.	482,424
3,280	Franklin Resources, Inc.	410,262
5,100	Goldman Sachs Group, Inc.	808,197
8,400	Lazard Ltd. - ADR	349,272
21,200	T. Rowe Price Group, Inc.	1,408,104
47,560	The Charles Schwab Corp.	857,507

		5,427,422

	Chemicals - 2.30%
5,400	CF Industries Holdings, Inc.	738,666
11,720	E.I. du Pont de Nemours & Co.	644,248
6,590	FMC Corp.	559,689
18,150	Monsanto Co.	1,311,519
13,670	Potash Corp., Inc.	805,573
21,000	The Dow Chemical Co.	792,750

		4,852,445

	Commercial Banks - 1.31%
87,500	Wells Fargo & Co.	2,773,750

	Communications Equipment - 3.53%
8,730	Acme Packet, Inc. (a)	619,481
3,590	F5 Networks, Inc. (a)	368,226
37,390	Juniper Networks, Inc. (a)	1,573,371
89,320	Qualcomm, Inc.	4,897,416

		7,458,494

	Computers & Peripherals - 11.01%
32,470	Apple, Inc. (a)	11,314,171
131,960	EMC Corp. (a)	3,503,538
63,810	Hewlett-Packard Co.	2,614,296
25,580	International Business Machines
	Corp.	4,171,331
8,950	NetApp, Inc. (a)	431,211
23,400	Teradata Corp. (a)	1,186,380

		23,220,927

	Construction & Engineering - 0.38%
11,000	Fluor Corp.	810,260

	Consumer Finance - 0.39%
18,160	American Express Co.	820,832

	Diversified Financial Services - 0.80%
4,400	IntercontinentalExchange, Inc. (a)	543,576
24,620	JPMorgan Chase & Co.	1,134,982

		1,678,558

See notes to financial statements.

GuideMarkSM Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Number of Shares		Value

	COMMON STOCKS (Continued)
	Electrical Equipment - 2.60%
37,330	Agilent Technologies, Inc. (a)	$1,671,637
13,260	AMETEK, Inc.	581,716
21,700	Cooper Industries Plc - ADR	1,408,330
8,870	Emerson Electric Co.	518,274
36,300	GT Solar International, Inc. (a)	386,958
9,880	Rockwell Automation, Inc.	935,142

		5,502,057

	Electronic Equipment & Instruments - 0.15%
15,170	Corning, Inc.	312,957

	Energy Equipment & Services - 3.56%
10,710	Baker Hughes, Inc.	786,435
14,250	Halliburton Co.	710,220
23,380	National-Oilwell Varco, Inc.	1,853,333
25,200	Noble Corp. - ADR	1,149,624
32,440	Schlumberger Ltd. - ADR	3,025,354

		7,524,966

	Food & Staples Retailing - 1.65%
13,900	Costco Wholesale Corp.	1,019,147
20,590	CVS Caremark Corporation	706,649
24,900	Walgreen Co.	999,486
14,570	Wal-Mart Stores, Inc.	758,369

		3,483,651

	Food Products - 0.44%
14,230	Green Mountain Coffee Roasters,
	Inc. (a)	919,400

	Health Care Equipment & Supplies - 1.81%
35,300	Covidien Plc - ADR	1,833,482
1,450	Intuitive Surgical, Inc. (a)	483,517
15,800	St. Jude Medical, Inc. (a)	809,908
11,300	Stryker Corp.	687,040

		3,813,947

	Health Care Providers & Services - 1.87%
14,900	Aetna, Inc.	557,707
14,420	AmerisourceBergen Corp.	570,455
9,450	Express Scripts, Inc. (a)	525,515
8,090	HCA Holdings, Inc. (a)	274,008
10,100	McKesson Corp.	798,405
26,900	UnitedHealth Group, Inc.	1,215,880

		3,941,970

Number of Shares		Value

	Health Care Technology - 0.18%
6,840	SXC Health Solutions Corp. -
	ADR (a)	$374,832

	Hotels, Restaurants & Leisure - 1.70%
16,700	Carnival Corp. - ADR	640,612
1,700	Chipotle Mexican Grill, Inc. (a)	463,029
16,570	Darden Restaurants, Inc.	814,084
6,230	Las Vegas Sands Corp. (a)	263,031
21,760	Marriott International, Inc.	774,221
8,260	McDonald’s Corp.	628,503

		3,583,480

	Household Products - 0.30%
10,200	Procter & Gamble Co.	628,320

	Industrial Conglomerates - 1.65%
29,800	3M Co.	2,786,300
34,500	General Electric Co.	691,725

		3,478,025

	Insurance - 0.74%
10,950	Aflac, Inc.	577,941
36,200	Hartford Financial Services
	Group, Inc.	974,866

		1,552,807

	Internet & Catalog Retail - 4.68%
21,070	Amazon.com, Inc. (a)	3,795,340
13,440	Netflix, Inc. (a)	3,189,715
5,710	Priceline.com, Inc. (a)	2,891,772

		9,876,827

	Internet Software & Services - 4.05%
22,800	Akamai Technologies, Inc. (a)	866,400
43,600	eBay, Inc. (a)	1,353,344
8,520	Google, Inc. (a)	4,994,509
6,300	MercadoLibre, Inc. (a)	514,269
22,700	Verisign, Inc.	821,967

		8,550,489

	IT Services - 1.94%
26,400	Accenture Plc - ADR	1,451,208
14,220	Cognizant Technology Solutions
	Corp. (a)	1,157,508
42,200	The Western Union Co.	876,494
8,390	Visa, Inc.	617,672

		4,102,882

See notes to financial statements.

GuideMarkSM Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Number of Shares		Value

	COMMON STOCKS (Continued)
	Leisure Equipment & Products - 0.37%
31,600	Mattel, Inc.	$787,788

	Life Sciences Tools & Services - 0.69%
13,600	Thermo Fisher Scientific, Inc. (a)	755,480
8,000	Waters Corp. (a)	695,200

		1,450,680

	Machinery - 5.44%
14,800	Caterpillar, Inc.	1,647,980
7,040	Cummins, Inc.	771,725
19,040	Deere & Co.	1,844,785
28,985	Dover Corp.	1,905,473
20,000	Illinois Tool Works, Inc.	1,074,400
5,760	Joy Global, Inc.	569,146
13,600	Navistar International Corp. (a)	942,888
16,810	Paccar, Inc.	880,004
11,600	Parker Hannifin Corp.	1,098,288
14,400	Timken Co.	753,120

		11,487,809

	Media - 1.08%
57,900	News Corp.	1,016,724
8,850	Omnicom Group, Inc.	434,181
19,070	The Walt Disney Co.	821,726

		2,272,631

	Metals & Mining - 1.94%
7,590	BHP Billiton Ltd. - ADR	727,729
27,900	Freeport-McMoran Copper &
	Gold, Inc.	1,549,845
10,810	Goldcorp, Inc. - ADR	538,338
13,100	Newmont Mining Corp.	714,998
4,230	Walter Energy, Inc.	572,869

		4,103,779

	Multiline Retail - 1.99%
25,500	Big Lots, Inc. (a)	1,107,465
26,190	Kohl’s Corp.	1,389,118
33,900	Target Corp.	1,695,339

		4,191,922

Number of Shares		Value

	Oil & Gas - 7.54%
11,420	Apache Corp.	$1,495,106
10,400	Chevron Corp.	1,117,272
8,780	Concho Resources, Inc. (a)	942,094
83,300	Exxon Mobil Corp.	7,008,030
10,935	Hess Corp.	931,771
6,120	Noble Energy, Inc.	591,498
7,300	Occidental Petroleum Corp.	762,777
9,650	Pioneer Natural Resources Co.	983,528
26,600	Suncor Energy, Inc. - ADR	1,192,744
17,800	Ultra Petroleum Corp. - ADR (a)	876,650

		15,901,470

	Pharmaceuticals - 2.42%
21,420	Allergan, Inc.	1,521,248
39,300	Mylan Laboratories, Inc. (a)	890,931
5,790	Perrigo Co.	460,421
15,200	Salix Pharmaceuticals, Inc. (a)	532,456
6,220	Shire Plc - ADR	541,762
23,150	Teva Pharmaceutical Industries,
	Ltd. - ADR	1,161,436

		5,108,254

	Road & Rail - 1.25%
8,310	CSX Corp.	653,166
32,980	J.B. Hunt Transport Services, Inc.	1,497,952
5,000	Union Pacific Corp.	491,650

		2,642,768

	Semiconductor & Semiconductor
	Equipment - 2.48%
66,650	Broadcom Corp.	2,624,677
20,570	Marvell Technology Group Ltd. -
	ADR (a)	319,864
31,000	NVIDIA Corp. (a)	572,260
24,500	Skyworks Solutions, Inc. (a)	794,290
26,900	Texas Instruments, Inc.	929,664

		5,240,755

See notes to financial statements.

GuideMarkSM Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Number of Shares		Value

	COMMON STOCKS (Continued)
	Software - 6.22%
61,000	Activision Blizzard, Inc. (a)	$669,170
11,270	Autodesk, Inc. (a)	497,120
18,200	BMC Software, Inc. (a)	905,268
17,500	Check Point Software Technologies
	Ltd. - ADR (a)	893,375
18,280	Citrix Systems, Inc. (a)	1,342,849
6,180	Factset Research Systems, Inc.	647,231
16,300	Informatica Corp. (a)	851,349
8,330	Intuit, Inc. (a)	442,323
19,600	Microsoft Corp.	497,056
142,940	Oracle Corp.	4,769,909
7,280	Salesforce.com, Inc. (a)	972,462
7,910	VMware, Inc. (a)	644,981

		13,133,093

	Specialty Retail - 2.36%
13,100	Abercrombie & Fitch Co.	768,970
17,660	CarMax, Inc. (a)	566,886
18,580	Limited Brands, Inc.	610,910
50,500	Lowe’s Companies, Inc.	1,334,715
14,400	Ross Stores, Inc.	1,024,128
5,200	Tiffany & Co.	319,488
11,990	Urban Outfitters, Inc. (a)	357,662

		4,982,759

	Textiles, Apparel & Luxury Goods - 0.92%
14,550	Nike, Inc.	1,101,435
8,500	VF Corp.	837,505

		1,938,940

	Tobacco - 1.99%
106,000	Altria Group, Inc.	2,759,180
22,000	Philip Morris International, Inc.	1,443,860

		4,203,040

	Trading Companies & Distributors - 0.52%
7,900	W.W. Grainger, Inc.	1,087,672

	Wireless Telecommunication Services - 0.38%
15,600	American Tower Corp. (a)	808,392

	Total Common Stocks
	(Cost $150,277,707)	209,175,044

Number of Shares		Value

	SHORT TERM INVESTMENTS - 1.00%
	Money Market Funds - 1.00%
2,117,333	Federated Prime Obligations Fund
	Effective Yield, 0.17%	$2,117,333

	Total Short Term Investments
	(Cost $2,117,333)	2,117,333

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 0.00%
	Money Market Funds - 0.00%
20,508	Reserve Primary Fund (b)	365

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $17,692)	365

	Total Investments
	(Cost $152,412,732) - 100.08%	211,292,742
	Liabilities in Excess of Other
	Assets - (0.08)%	(163,554)

	TOTAL NET ASSETS - 100.00%	$211,129,188

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	Non-income producing.
(b)	As of March 31, 2011, the Advisor has fair valued this security and deemed it illiquid. (unaudited) The value of this security was $365 which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM Large Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2011

Number of Shares		Value

	COMMON STOCKS - 97.32%
	Aerospace & Defense - 3.05%
7,150	Huntington Ingalls Industries, Inc. (a)	$296,725
5,190	Lockheed Martin Corp.	417,276
42,900	Northrop Grumman Corp.	2,690,259
13,985	Raytheon Co.	711,417
23,435	United Technologies Corp.	1,983,773

		6,099,450

	Air Freight & Logistics - 0.52%
11,100	FedEx Corp.	1,038,405

	Automobiles - 0.57%
26,990	Harley Davidson, Inc.	1,146,805

	Beverages - 2.49%
11,620	Diageo Plc - ADR	885,676
37,400	Molson Coors Brewing Co.	1,753,686
24,595	PepsiCo, Inc.	1,584,164
11,570	The Coca-Cola Company	767,670

		4,991,196

	Biotechnology - 0.11%
4,255	Amgen, Inc. (a)	227,430

	Capital Markets - 3.06%
8,890	Ameriprise Financial, Inc.	543,001
11,900	Goldman Sachs Group, Inc.	1,885,793
28,400	Morgan Stanley	775,888
18,000	State Street Corp.	808,920
70,645	The Bank of New York Mellon Corp.	2,110,166

		6,123,768

	Chemicals - 1.83%
11,235	Air Products & Chemicals, Inc.	1,013,172
10,540	Monsanto Co.	761,620
19,835	PPG Industries, Inc.	1,888,491

		3,663,283

	Commercial Banks - 4.61%
36,380	PNC Financial Services Group, Inc.	2,291,576
37,805	U.S. Bancorp	999,186
187,355	Wells Fargo & Co.	5,939,154

		9,229,916

Number of Shares		Value

	Commercial Services & Supplies - 0.56%
36,045	Iron Mountain, Inc.	$1,125,685

	Communications Equipment - 0.26%
30,635	Cisco Systems, Inc. (a)	525,390

	Computers & Peripherals - 1.89%
13,600	Hewlett-Packard Co.	557,192
19,645	International Business Machines Corp.	3,203,509

		3,760,701

	Construction & Engineering - 0.17%
4,745	Fluor Corp.	349,517

	Consumer Finance - 1.19%
52,880	American Express Co.	2,390,176

	Containers & Packaging - 0.67%
50,450	Sealed Air Corp.	1,344,997

	Diversified Financial Services - 2.21%
57,400	Bank of America Corporation	765,142
79,410	JPMorgan Chase & Co.	3,660,801

		4,425,943

	Diversified Telecommunication Services - 3.51%
95,200	AT&T, Inc.	2,913,120
44,400	CenturyTel, Inc.	1,844,820
58,700	Verizon Communications, Inc.	2,262,298

		7,020,238

	Electric Utilities - 2.22%
48,700	American Electric Power
	Company, Inc.	1,711,318
74,400	Edison International	2,722,296

		4,433,614

	Electrical Equipment - 0.48%
21,510	Agilent Technologies, Inc. (a)	963,218

	Energy Equipment & Services - 1.32%
27,100	Diamond Offshore Drilling, Inc.	2,105,670
6,842	Transocean Ltd. - ADR (a)	533,334

		2,639,004

	Food & Staples Retailing - 5.25%
42,230	Costco Wholesale Corp.	3,096,304
112,698	CVS Caremark Corporation	3,867,795
75,900	Safeway, Inc.	1,786,686
30,480	SYSCO Corp.	844,296
17,280	Wal-Mart Stores, Inc.	899,424

		10,494,505

See notes to financial statements.

GuideMarkSM Large Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Number of Shares		Value

	COMMON STOCKS (Continued)
	Food Products - 1.63%
81,905	Conagra Foods, Inc.	$1,945,244
24,935	General Mills, Inc.	911,374
13,040	Kraft Foods, Inc.	408,934

		3,265,552

	Health Care Equipment & Supplies - 2.15%
23,215	Baxter International, Inc.	1,248,271
7,270	Becton Dickinson & Co.	578,837
63,025	Medtronic, Inc.	2,480,034

		4,307,142

	Health Care Providers & Services - 2.18%
29,500	CIGNA Corp.	1,306,260
17,940	Express Scripts, Inc. (a)	997,643
14,615	Quest Diagnostics, Inc.	843,578
26,880	UnitedHealth Group, Inc.	1,214,976

		4,362,457

	Hotels, Restaurants & Leisure - 0.96%
25,285	McDonald’s Corp.	1,923,936

	Household Products - 2.17%
34,850	Kimberly Clark Corp.	2,274,660
33,480	Procter & Gamble Co.	2,062,368

		4,337,028

	Industrial Conglomerates - 1.67%
10,835	3M Co.	1,013,073
106,200	General Electric Co.	2,129,309
4,622	Tyco International Ltd. - ADR	206,927

		3,349,309

	Insurance - 9.99%
58,300	Allstate Corp.	1,852,774
12,990	Assurant, Inc.	500,245
24,280	Berkshire Hathaway, Inc. (a)	2,030,536
7,990	Chubb Corp.	489,867
67,880	Loews Corp.	2,924,949
65,750	Marsh & McLennan Cos., Inc.	1,960,008
43,200	MetLife, Inc.	1,932,336
71,050	Progressive Corp.	1,501,287
46,990	Prudential Financial, Inc.	2,893,644
12,511	Transatlantic Holdings, Inc.	608,910
55,295	Travelers Companies, Inc.	3,288,947

		19,983,503

Number of Shares		Value

	Internet Software & Services - 0.31%
1,060	Google, Inc. (a)	$621,383

	IT Services - 0.21%
4,885	Alliance Data Systems Corp. (a)	419,573

	Leisure Equipment & Products - 0.07%
5,570	Mattel, Inc.	138,860

	Machinery - 2.32%
18,405	Dover Corp.	1,209,945
19,665	Illinois Tool Works, Inc.	1,056,404
25,035	Parker Hannifin Corp.	2,370,313

		4,636,662

	Media - 2.01%
67,600	CBS Corp.	1,692,704
17,600	Grupo Televisa, SA - ADR (a)	431,728
52,900	Time Warner, Inc.	1,888,529

		4,012,961

	Metals & Mining - 1.06%
38,100	Freeport-McMoran Copper &
	Gold, Inc.	2,116,455

	Multi-Utilities - 0.46%
20,800	Dominion Resources, Inc.	929,760

	Office Electronics - 0.88%
165,800	Xerox Corp.	1,765,770

	Oil & Gas - 17.77%
24,110	Anadarko Petroleum Corp.	1,975,091
27,595	Apache Corp.	3,612,737
38,280	Canadian Natural Resource Ltd. -
	ADR	1,892,180
70,900	Chesapeake Energy Corp.	2,376,568
37,900	Chevron Corp.	4,071,597
37,900	ConocoPhillips	3,026,694
43,035	Devon Energy Corp.	3,949,322
32,660	EOG Resources, Inc.	3,870,537
12,015	Exxon Mobil Corp.	1,010,822
39,300	Marathon Oil Corp.	2,095,083
48,970	Occidental Petroleum Corp.	5,116,876
15,100	Peabody Energy Corp.	1,086,596
49,900	Valero Energy Corp.	1,488,018

		35,572,121

See notes to financial statements.

GuideMarkSM Large Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Number of Shares		Value

	COMMON STOCKS (Continued)
	Pharmaceuticals - 9.75%
48,920	Abbott Laboratories	$2,399,526
50,100	Eli Lilly & Co.	1,762,017
83,050	Johnson & Johnson	4,920,713
132,745	Merck & Co., Inc.	4,381,912
297,595	Pfizer, Inc.	6,044,154

		19,508,322

	Professional Services - 0.57%
14,150	The Dun & Bradstreet
	Corporation	1,135,396

	Semiconductor & Semiconductor
	Equipment - 1.28%
46,400	Intel Corp.	935,888
15,210	Linear Technology Corp.	511,512
32,430	Texas Instruments, Inc.	1,120,781

		2,568,181

	Software - 1.63%
128,910	Microsoft Corp.	3,269,158

	Specialty Retail - 0.97%
19,180	Bed Bath & Beyond, Inc. (a)	925,819
44,600	The Gap, Inc.	1,010,636

		1,936,455

	Tobacco - 1.31%
73,700	Altria Group, Inc.	1,918,411
10,800	Philip Morris International, Inc.	708,804

		2,627,215

	Total Common Stocks
	(Cost $142,062,953)	194,780,440

	REAL ESTATE INVESTMENT TRUSTS - 1.82%
	Real Estate Investment Trusts - 1.82%
142,100	Annaly Capital Management, Inc.	2,479,645
10,831	Simon Property Group, Inc.	1,160,650

	Total Real Estate Investment Trusts
	(Cost $2,800,665)	3,640,295

	SHORT TERM INVESTMENTS - 0.83%
	Money Market Funds - 0.83%
1,655,754	Federated Prime Obligations Fund
	Effective Yield, 0.17%	1,655,754

	Total Short Term Investments
	(Cost $1,655,754)	1,655,754

Number of Shares		Value

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 0.00%
	Money Market Funds - 0.00%
23,460	Reserve Primary Fund (b)	$418

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $20,243)	418

	Total Investments
	(Cost $146,539,615) - 99.97%	200,076,907
	Other assets and Liabilities -
	0.03%	55,434

	TOTAL NET ASSETS - 100.00%	$200,132,341

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	Non-income producing.
(b)	As of March 31, 2011, the Advisor has fair valued this security and deemed it illiquid. (unaudited) The value of this security was $418 which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS
March 31, 2011

Number of Shares		Value

	COMMON STOCKS - 91.33%
	Aerospace & Defense - 3.97%
8,215	BE Aerospace, Inc. (a)	$291,879
4,644	Ceradyne, Inc. (a)	209,352
6,337	Curtiss Wright Corp.	222,682
5,588	Hexcel Corp. (a)	110,028
33,566	Spirit AeroSystems Holdings, Inc. (a)	861,639

		1,695,580

	Auto Components - 1.23%
4,486	Cooper Tire & Rubber Co.	115,515
4,617	Tenneco, Inc. (a)	195,992
3,854	TRW Automotive Holdings
	Corp. (a)	212,277

		523,784

	Building Products - 0.95%
5,820	Ameron International, Inc.	406,178

	Capital Markets - 3.32%
13,470	Janus Capital Group, Inc.	167,971
18,020	Jefferies Group, Inc.	449,419
15,070	Raymond James Financial, Inc.	576,276
5,519	Waddell & Reed Financial, Inc.	224,127

		1,417,793

	Chemicals - 2.38%
3,891	Albemarle Corp.	232,565
5,088	Innophos Holdings, Inc.	234,608
8,132	Polyone Corp.	115,556
4,452	Rockwood Holdings, Inc. (a)	219,127
8,508	Solutia, Inc. (a)	216,103

		1,017,959

	Commercial Banks - 8.71%
14,007	BancorpSouth, Inc.	216,408
28,250	Fifth Third Bancorp	392,110
10,222	First Financial Bancorp	170,605
20,900	Huntington Bancshares, Inc.	138,776
31,610	Investors Bancorp, Inc. (a)	470,673
60,520	KeyCorp	537,418
24,637	National Penn Bancshares, Inc.	190,690
18,328	Susquehanna Bancshares, Inc.	171,367
45,500	Synovus Financial Corp.	109,200
5,015	Trustmark Corp.	117,451
9,310	UMB Financial Corp.	347,775
20,053	Western Alliance Bancorp (a)	164,836
15,537	Whitney Holding Corp.	211,614

Number of Shares		Value

	Commercial Banks (Continued)
8,091	Wintrust Financial Corp.	$297,344
8,231	Zions Bancorporation	189,807

		3,726,074

	Commercial Services & Supplies - 0.94%
4,109	ABM Industries, Inc.	104,328
2,743	Consolidated Graphics, Inc. (a)	149,850
5,912	Tetra Tech, Inc. (a)	145,967

		400,145

	Construction & Engineering - 0.91%
10,333	Dycom Industries, Inc. (a)	179,174
6,765	EMCOR Group, Inc. (a)	209,512

		388,686

	Consumer Finance - 1.66%
29,380	Discover Financial Services	708,646

	Diversified Financial Services - 3.86%
17,630	CIT Group, Inc. (a)	750,157
19,560	Leucadia National Corp.	734,282
2,509	World Acceptance Corp. (a)	163,587

		1,648,026

	Electric Utilities - 2.91%
4,346	Cleco Corp.	149,024
7,150	El Paso Electric Co. (a)	217,360
4,960	IDACORP, Inc.	188,976
9,389	Northeast Utilities	324,860
14,860	NV Energy, Inc.	221,265
9,434	PNM Resources, Inc.	140,755

		1,242,240

	Electrical Equipment - 1.35%
2,557	A.O. Smith Corp.	113,377
18,970	Encore Wire Corp.	461,730

		575,107

	Electronic Equipment & Instruments - 5.92%
20,120	Avnet, Inc. (a)	685,890
7,982	Benchmark Electronics, Inc. (a)	151,419
10,880	Ingram Micro, Inc. (a)	228,806
18,960	Molex, Inc.	392,282
5,268	Plexus Corp. (a)	184,696
13,120	Tech Data Corp. (a)	667,283
11,924	TTM Technologies, Inc. (a)	216,540

		2,526,916

See notes to financial statements.

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Number of Shares		Value

	COMMON STOCKS (Continued)
	Energy Equipment & Services - 2.16%
7,826	Complete Production Services (a)	$248,945
12,166	Helix Energy Solutions Group,
	Inc. (a)	209,255
12,278	Key Energy Services, Inc. (a)	190,923
1,969	Lufkin Industries, Inc.	184,042
11,344	Newpark Resources, Inc. (a)	89,164

		922,329

	Food & Staples Retailing - 0.74%
8,110	Casey’s General Stores, Inc.	316,290

	Food Products - 0.62%
4,546	The Hain Celestial Group, Inc. (a)	146,745
2,112	TreeHouse Foods, Inc. (a)	120,109

		266,854

	Gas Utilities - 2.58%
3,020	Energen Corp.	190,622
9,150	Oneok, Inc.	611,953
9,168	UGI Corp.	301,627

		1,104,202

	Health Care Equipment & Supplies - 0.95%
5,198	Invacare Corp.	161,762
3,495	The Cooper Companies, Inc.	242,728

		404,490

	Health Care Providers & Services - 4.33%
2,062	Amerigroup Corp. (a)	132,484
11,188	Assisted Living Concepts, Inc. (a)	437,897
21,588	Health Management Associates,
	Inc. (a)	235,309
7,737	Health Net, Inc. (a)	253,000
8,098	HealthSouth Corp. (a)	202,288
5,344	Lifepoint Hospitals, Inc. (a)	214,722
4,696	Magellan Health Services, Inc. (a)	230,480
3,483	Wellcare Health Plans, Inc. (a)	146,112

		1,852,292

	Hotels, Restaurants & Leisure - 5.45%
11,409	Callaway Golf Co.	77,809
5,079	CEC Entertainment, Inc.	191,631
5,601	Gaylord Entertainment Co. (a)	194,243
13,120	Hyatt Hotels Corp. (a)	564,685
6,253	Penn National Gaming, Inc. (a)	231,736
10,610	Ruby Tuesday, Inc. (a)	139,097

Number of Shares		Value

	Hotels, Restaurants & Leisure (Continued)
13,430	Vail Resorts, Inc. (a)	$654,847
8,754	Wyndham Worldwide Corp.	278,465

		2,332,513

	Household Durables - 0.62%
9,350	D.R. Horton, Inc.	108,928
9,700	Ryland Group, Inc.	154,230

		263,158

	Insurance - 4.41%
7,188	American Financial Group, Inc.	251,724
3,042	Arch Capital Group Ltd. - ADR (a)	301,736
4,490	The Hanover Insurance Group, Inc.	203,173
15,350	W.R. Berkley Corp.	494,424
1,750	White Mountains Insurance Group
	Ltd. - ADR	637,349

		1,888,406

	IT Services - 0.24%
9,146	Sapient Corp. (a)	104,722

	Machinery - 4.60%
9,781	Actuant Corp.	283,649
5,848	Crane Co.	283,219
1,947	Joy Global, Inc.	192,383
7,554	Meritor, Inc. (a)	128,191
22,553	Mueller Water Products, Inc. -
	Class A	101,037
26,839	Trinity Industries, Inc.	984,186

		1,972,665

	Media - 0.33%
9,310	Gannett Co., Inc.	141,791

	Metals & Mining - 3.74%
5,172	Carpenter Technology Corp.	220,896
3,234	Coeur D’Alene Mines Corp. (a)	112,479
9,720	Kaiser Aluminum Corp.	478,710
6,792	Noranda Aluminum Holding
	Corp. (a)	109,012
3,506	RTI International Metals, Inc. (a)	109,212
8,759	Schnitzer Steel Industries, Inc.	569,422

		1,599,731

	Multiline Retail - 2.56%
11,420	Family Dollar Stores, Inc.	586,074
14,190	J.C. Penney Co., Inc.	509,563

		1,095,637

See notes to financial statements.

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Number of Shares		Value

	COMMON STOCKS (Continued)
	Multi-Utilities - 1.53%
8,325	CMS Energy Corp.	$163,503
6,697	MDU Resources Group, Inc.	153,830
7,660	NRG Energy, Inc. (a)	164,996
6,291	Vectren Corp.	171,116

		653,445

	Oil & Gas - 9.34%
4,217	Berry Petroleum Co.	212,748
16,040	Cabot Oil & Gas Corp.	849,639
26,746	Denbury Resources, Inc. (a)	652,602
30,552	Kodiak Oil & Gas Corp. - ADR (a)	204,698
4,127	Patriot Coal Corp. (a)	106,600
17,400	Petrohawk Energy Corp. (a)	426,996
3,261	Petroleum Development Corp. (a)	156,561
5,450	Plains All American Pipeline, L.P.	347,329
7,370	Range Resources Corp.	430,850
6,760	Ultra Petroleum Corp. - ADR (a)	332,930
3,724	Whiting Petroleum Corp. (a)	273,528

		3,994,481

	Pharmaceuticals - 0.43%
5,704	Medicis Pharmaceutical Corp.	182,756

	Road & Rail - 0.88%
2,140	AMERCO (a)	207,580
4,767	Old Dominion Freight Lines, Inc. (a)	167,274

		374,854

	Semiconductor & Semiconductor
	Equipment - 1.19%
13,056	Fairchild Semiconductor
	International (a)	237,619
24,481	Integrated Device Technology,
	Inc. (a)	180,425
5,391	Kulicke & Soffa Industries, Inc. (a)	50,406
14,043	RF Micro Devices, Inc. (a)	90,016

		558,466

	Software - 1.17%
7,162	JDA Software Group, Inc. (a)	216,723
13,052	Lawson Software, Inc. (a)	157,929
5,668	Parametric Technology Corp. (a)	127,473

		502,125

Number of Shares		Value

	Specialty Retail - 3.62%
3,871	Children’s Place Retail Stores,
	Inc. (a)	$192,892
40,070	Foot Locker, Inc.	790,180
16,400	The Men’s Wearhouse, Inc.	443,784
9,170	OfficeMax, Inc. (a)	118,660

		1,545,516

	Textiles, Apparel & Luxury Goods - 0.27%
8,476	Jones Apparel Group, Inc.	116,545

	Thrifts & Mortgage Finance - 0.88%
7,670	Bankunited, Inc. (a)	220,206
17,763	MGIC Investment Corp. (a)	157,913

		378,119

	Wireless Telecommunication Services - 0.46%
12,014	MetroPCS Communications, Inc. (a)	195,107

	Total Common Stocks
	(Cost $28,049,925)	39,043,628

	REAL ESTATE INVESTMENT TRUSTS - 7.78%
	Real Estate Investment Trusts - 7.78%
10,920	CommonWealth REIT	283,592
12,598	Developers Diversified Realty Corp.	176,372
23,185	DiamondRock Hospitality Co. (a)	258,976
18,430	Education Realty Trust, Inc.	147,993
1,230	Federal Realty Investment Trust	100,319
3,346	Health Care REIT, Inc.	175,464
3,050	Highwoods Properties, Inc.	106,781
17,436	Inland Real Estate Corp.	166,339
17,594	Lexington Realty Trust	164,504
17,660	Plum Creek Timber Co., Inc.	770,153
4,232	Post Properties, Inc.	166,106
6,270	SL Green Realty Corp.	471,504
19,526	Sunstone Hotel Investors, Inc. (a)	198,970
13,280	U-Store-It Trust	139,706

	Total Real Estate Investment Trusts
	(Cost $2,512,269)	3,326,779

	SHORT TERM INVESTMENTS - 1.01%
	Money Market Funds - 1.01%
430,763	Federated Prime Obligations Fund
	Effective Yield, 0.17%	430,763

	Total Short Term Investments
	(Cost $430,763)	430,763

See notes to financial statements.

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Number of Shares		Value

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 0.00%
	Money Market Funds - 0.00%
6,386	Reserve Primary Fund (b)	$114

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $5,507)	114

	Total Investments
	(Cost $30,998,464) - 100.12%	42,801,284

	Liabilities in Excess of Other
	Assets - (0.12)%	(52,495)

	TOTAL NET ASSETS - 100.00%	$42,748,789

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	Non-Income producing.
(b)	As of March 31, 2011, the Advisor has fair valued this security and deemed it illiquid. (unaudited) The value of this security was $114 which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS
March 31, 2011

Number of Shares		Value

	COMMON STOCKS - 98.78%
	Australia - 5.33%
552,948	Incitec Pivot Ltd.	$2,475,364
65,859	Leighton Holdings Ltd.	2,008,024
218,409	QBE Insurance Group Ltd.	3,994,939
1,260,810	Telstra Corp. Ltd.	3,677,761
67,901	Wesfarmers Ltd.	2,230,881

		14,386,969

	Brazil - 0.57%
85,000	Banco do Brasil SA	1,533,244

	Canada - 1.87%
56,500	Goldcorp, Inc. (a)	2,817,133
49,900	Suncor Energy, Inc. (a)	2,237,908

		5,055,041

	China - 0.41%
44,300	Mindray Medical International
	Ltd. - ADR (a)	1,116,360

	Finland - 0.55%
43,847	Fortum Oyj	1,488,661

	France - 14.11%
31,792	BNP Paribas SA	2,324,134
91,314	Carrefour SA	4,034,220
213,615	France Telecom SA	4,796,419
51,152	Rhodia SA	1,498,103
59,127	Saint-Gobain SA	3,615,934
110,652	Sanofi-Aventis SA	7,753,863
15,950	Schneider Electric	2,724,115
33,048	Societe Generale SA	2,146,600
20,382	Technip	2,173,078
80,923	Total SA	4,930,906
72,369	Vivendi SA	2,064,488

		38,061,860

	Germany - 6.59%
27,833	adidas AG	1,749,904
56,015	Aixtron AG	2,455,825
38,295	Daimler AG	2,698,350
22,993	Fresenius Medical Care AG & Co.
	KGaA	1,542,533
28,110	Henkel AG & Co. KGaA	1,739,902
53,646	RWE AG	3,404,385
30,580	Siemens AG	4,182,974

		17,773,873

Number of Shares		Value

	Hong Kong - 1.39%
262,000	Henderson Land Development Co.
	Ltd.	$1,815,536
1,100,000	SJM Holdings Ltd.	1,924,679

		3,740,215

	Italy - 2.42%
141,270	Eni S.p.A.	3,466,385
1,035,799	Intesa Sanpaolo S.p.A.	3,055,682

		6,522,067

	Japan - 20.01%
85,700	Bridgestone Corp.	1,792,057
96,800	Canon, Inc.	4,163,346
1,210	Dai-ichi Life Insurance	1,824,739
316	Inpex Corp.	2,390,728
164,800	Kao Corp.	4,112,107
587	KDDI Corp.	3,629,233
172,000	Kirin Holdings Co.	2,257,219
452,900	Mitsubishi UFJ Financial Group, Inc.	2,086,810
136,700	Mitsui & Co.	2,447,459
94,000	Mitsui Fudosan Co., Ltd.	1,545,214
1,349	NTT DoCoMo, Inc.	2,355,010
125,000	Panasonic Corp.	1,583,460
181,000	Sekisui House Ltd.	1,689,123
177,900	Seven & i Holdings Co. Ltd.	4,531,746
5,300	Shin-Etsu Chemical Co., Ltd.	263,783
49,500	Sony Corp.	1,578,854
71,300	Suzuki Motor Corp.	1,593,600
108,200	Takeda Pharmaceutical Co., Ltd.	5,048,140
367,000	The Bank of Yokohama Ltd.	1,744,494
116,400	Tokio Marine Holdings, Inc.	3,107,814
105,800	Toyota Motor Corp.	4,198,596

		53,943,532

	Jersey - 0.94%
106,591	Petrofac Ltd.	2,547,136

	Luxembourg - 1.00%
105,094	SES SA	2,705,816

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Number of Shares		Value

	COMMON STOCKS (Continued)
	Netherlands - 7.67%
36,365	Gemalto NV	$1,790,427
43,978	Heineken NV	2,401,476
212,782	ING Groep NV (a)	2,701,004
293,715	Koninklijke Ahold NV	3,939,025
75,647	Philips Electronics NV	2,423,186
198,318	Reed Elsevier NV	2,558,452
134,235	Royal Dutch Shell Plc	4,883,216

		20,696,786

	Norway - 0.80%
141,000	DnB NOR ASA	2,161,923

	Republic of Korea - 0.74%
4,682	Samsung Electronic (a)	1,988,510

	Russian Federation - 0.84%
69,893	Oao Gazprom ADR (a)	2,262,436

	Singapore - 2.75%
284,000	Oversea-Chinese Banking Corp. Ltd.	2,158,375
802,000	Singapore Telecommunications Ltd.	1,920,288
224,748	United Overseas Bank Ltd.	3,350,898

		7,429,561

	South Africa - 0.93%
143,500	Gold Fields Ltd. - ADR	2,505,510

	Spain - 5.00%
153,112	Banco Santander Central Hispano SA	1,785,892
471,583	Iberdrola SA	4,100,744
303,343	Telefonica SA	7,609,233

		13,495,869

	Switzerland - 5.09%
154,449	ABB Ltd.	3,708,778
60,434	Credit Suisse Group AG	2,563,624
88,261	Novartis AG	4,779,421
9,609	Zurich Financial Services AG	2,686,071

		13,737,894

	Taiwan - 1.42%
1,598,504	Taiwan Semiconductor
	Manufacturing Co., Ltd.	3,830,439

	Thailand - 0.66%
308,900	Bangkok Bank	1,770,164

Number of Shares		Value

	United Kingdom - 17.69%
529,923	Barclays Plc	$2,379,346
553,586	BP Plc	4,067,269
212,640	Cairn Energy Plc (a)	1,575,545
292,379	Compass Group Plc	2,628,162
269,776	GlaxoSmithKline Plc	5,140,523
366,576	HSBC Holdings Plc	3,786,426
135,077	Pearson Plc	2,386,318
212,475	Persimmon Plc	1,514,735
197,831	Prudential Plc	2,240,386
108,039	Royal Dutch Shell Plc	3,923,360
156,334	Tate & Lyle	1,447,136
602,954	Tesco Plc	3,683,265
177,113	Unilever Plc	5,395,730
1,477,217	Vodafone Group Plc	4,209,815
141,450	Xstrata Plc	3,300,271

		47,678,287

	Total Common Stocks
	(Cost $240,174,619)	266,432,153

	PREFERRED STOCKS - 0.90%
	Brazil - 0.90%
55,400	Tim Participacoes SA - ADR	2,418,210

	Total Preferred Stocks
	(Cost $2,073,742)	2,418,210

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 0.00%
	Money Market Funds - 0.00%
5,588	Reserve Primary Fund (b)	100

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $4,823)	100

	Total Investments
	(Cost $242,253,184) - 99.68%	268,850,463
	Other Assets and Liabilities - 0.32%	851,606

	TOTAL NET ASSETS - 100.00%	$269,702,069

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
(a)	Non-Income producing.
(b)	As of March 31, 2011, the Advisor has fair valued this security and deemed it illiquid. (unaudited) The value of this security was $100 which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS
March 31, 2011

Principal Amount		Value

	MUNICIPAL BONDS - 67.58%
	Alabama - 0.31%
$500,000	Mobile Industrial Development
	Board Pollution Control,
	Revenue Bond,
	4.875%, 06/01/2034	$525,850

	Alaska - 0.49%
925,000	Northern Tobacco Securitization
	Corp., Series A, Refunding,
	Revenue Bond,
	4.625%, 06/01/2023	831,066

	Arizona - 2.40%
1,000,000	Phoenix Civic Improvement Corp.,
	Revenue Bond,
	5.500%, 07/01/2028	932,840
1,000,000	Phoenix Civic Improvement
	Wastewater System, Refunding,
	Revenue Bond,
	5.000%, 07/01/2020	1,062,560
1,000,000	Pinal County Industrial Development
	Authority Correctional Facilities,
	Revenue Bond, ACA Insured,
	5.250%, 10/01/2015	1,001,580
1,000,000	Salt River Project, Series A,
	Revenue Bond,
	5.000%, 01/01/2021	1,093,070

		4,090,050

	California - 9.52%
1,000,000	California Department of Water
	Resources Power Supply, Series L,
	Refunding, Revenue Bond,
	5.000%, 05/01/2019	1,121,850
445,000	California Economic Recovery,
	Series A, Refunding, GO,
	5.250%, 07/01/2021	484,013
710,000	California Municipal Finance
	Authority, Mobile Home Park,
	Series A, Refunding, Revenue Bond,
	6.400%, 08/15/2045	640,448
	California Statewide Communities
	Development Authority, Refunding,
	Revenue Bond,

Principal Amount		Value

	California (Continued)
$5,000,000	0.170%, 12/01/2034 (a)	$5,000,000
860,000	6.125%, 07/01/2046	792,241
600,000	California Statewide Communities
	Development Authority, Series A,
	Revenue Bond, ACA Insured,
	5.625%, 08/01/2034	544,002
1,000,000	California, GO,
	6.500%, 04/01/2033	1,080,710
1,000,000	California, Refunding, GO,
	0.170%, 05/01/2034 (a)	1,000,000
1,000,000	Gilroy Unified School District, GO,
	Assured Guaranty Insured,
	6.000%, 08/01/2025	1,104,550
700,000	Golden State Tobacco Securitization,
	Series A, Revenue Bond,
	5.000%, 06/01/2017	700,273
1,000,000	Los Angeles Department of Airports,
	Series A, Refunding, Revenue Bond,
	5.250%, 05/15/2029	1,022,470
580,000	Los Angeles Unified School District,
	Series F, GO, FGIC Insured,
	5.000%, 07/01/2021	598,676
500,000	Roseville Westpark Community
	Facilities, Special Tax,
	5.250%, 09/01/2037	374,630
1,175,000	San Francisco Steinhart Aquarium,
	Series F, GO,
	5.000%, 06/15/2023	1,229,273
500,000	San Mateo Joint Powers Financing
	Authority, Series A, Refunding,
	Revenue Bond,
	5.250%, 07/15/2025	511,965

		16,205,101

	Colorado - 0.40%
700,000	Regional Transportation District,
	Revenue Bond,
	6.000%, 01/15/2026	679,917

	Connecticut - 0.63%
1,000,000	Connecticut Health & Educational
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
	5.000%, 07/01/2025	1,070,690

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	Delaware - 0.46%
$1,000,000	New Castle County, Revenue Bond,
	5.000%, 09/01/2036	$779,650

	Florida - 2.31%
315,000	Beacon Lakes Community
	Development, Series A,
	Special Assessment,
	6.000%, 05/01/2038	259,317
240,000	Boynton Village Community
	Development District, Series A,
	Special Assessment,
	5.750%, 05/01/2037	167,808
300,000	Brevard County Health Facilities
	Authority, Revenue Bond,
	7.000%, 04/01/2039	318,036
300,000	Gulf Breeze, Series J, Refunding,
	Revenue Bond,
	2.600%, 12/01/2020	301,596
1,250,000	Miami-Dade County Educational
	Facilities, Series A, Revenue Bond,
	5.000%, 04/01/2034	1,389,825
500,000	Miami-Dade County Health Facilities,
	Series A, Refunding, Revenue Bond,
	5.250%, 08/01/2021	494,865
500,000	Palm Beach County School Board,
	Refunding, CP, Assured Guaranty
	and AMBAC Insured,
	5.000%, 08/01/2020	527,090
625,000	Tolomato Community Development
	District, Special Assessment,
	6.375%, 05/01/2017	463,956

		3,922,493

	Georgia - 1.63%
1,000,000	Atlanta Water & Wastewater,
	Revenue Bond,
	6.250%, 11/01/2039	1,036,150
1,000,000	Fulton County School District,
	Refunding, GO,
	5.250%, 01/01/2014	1,111,650
700,000	Marietta Development Authority,
	Revenue Bond,
	7.000%, 06/15/2039	636,398

		2,784,198

Principal Amount		Value

	Idaho - 0.63%
$1,000,000	Boise-Kuna District, Revenue Bond,
	7.375%, 06/01/2034	$1,081,340

	Illinois - 2.98%
1,000,000	Chicago Board of Education,
	Series B, Refunding, GO,
	5.000%, 12/01/2023	979,740
65,000	Chicago Wastewater Transmission,
	Refunding, Revenue Bond,
	FGIC Insured,
	5.375%, 01/01/2013	66,642
850,000	Illinois Financial Authority,
	Revenue Bond,
	7.000%, 08/15/2044	843,387
400,000	Markham, Series A, GO,
	6.000%, 02/01/2025	397,364
525,000	Markham, Series C, GO,
	4.750%, 02/01/2017	521,577
500,000	Northlake, GO, FGIC Insured,
	5.000%, 12/01/2029	502,655
	Railsplitter Tobacco Settlement
	Authority, Revenue Bond,
750,000	5.000%, 06/01/2018	749,055
500,000	5.500%, 06/01/2023	480,265
500,000	6.250%, 06/01/2024	503,885

		5,044,570

	Indiana - 2.06%
500,000	Fishers Industry Redevelopment
	District, Saxony Project,
	Revenue Bond,
	5.250%, 07/15/2034	497,300
390,000	Indiana State Finance Authority,
	Refunding, Revenue Bond,
	6.000%, 12/01/2026	380,695
1,000,000	Indiana State Finance Authority,
	Series A, Refunding,
	Revenue Bond,
	5.000%, 02/01/2021	1,113,760
655,000	Sheridan Community School’s
	Building Corporation, Revenue
	Bond, FSA Insured,
	5.500%, 07/15/2020	727,816

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$750,000	Tri-Creek Middle School Building
	Corporation, Revenue Bond,
	FSA Insured,
	5.250%, 07/15/2021	$807,173

		3,526,744

	Iowa - 1.06%
600,000	Iowa Finance Authority Pollution
	Control, Revenue Bond,
	FGIC Insured,
	5.000%, 07/01/2014	651,828
1,000,000	Iowa Finance Authority,
	Revenue Bond,
	5.000%, 08/01/2018	1,151,130

		1,802,958

	Kansas - 0.55%
715,000	Wyandotte County, Revenue Bond,
	4.875%, 10/01/2028	517,746
785,000	Wyandotte County/Kansas City
	Unified Government, Series B,
	Refunding, Revenue Bond,
	0.000%, 06/01/2021 (b)	421,003

		938,749

	Louisiana - 0.88%
800,000	Louisiana Citizens Property,
	Revenue Bond,
	6.750%, 06/01/2026	914,800
500,000	Louisiana Public Facilities Authority,
	Revenue Bond,
	5.500%, 05/15/2032	573,975

		1,488,775

	Maryland - 2.42%
550,000	Anne Arundel County,
	Tax Allocation,
	6.100%, 07/01/2040	499,395
1,160,000	Maryland Department of
	Transportation County T
	Construction, Revenue Bond,
	5.500%, 02/01/2017	1,365,308

Principal Amount		Value

	Maryland (Continued)
$485,000	Maryland Economic Development
	Corporation, Refunding, Revenue
	Bond, Consol Energy, Inc. Insured,
	5.750%, 09/01/2025	$452,990
500,000	Maryland Economic Development
	Corporation, Series A,
	Revenue Bond,
	5.750%, 06/01/2035	465,475
750,000	Maryland Health & Higher Education
	Facilities Authority, Revenue Bond,
	5.200%, 01/01/2024	679,005
700,000	Maryland Student Housing Economic
	Development, Revenue Bond,
	5.750%, 06/01/2033	669,564

		4,131,737

	Massachusetts - 8.68%
430,000	Massachusetts Development Finance
	Agency, Series A, Revenue Bond,
	5.450%, 04/15/2014	438,389
1,000,000	Massachusetts Health & Educational
	Facilities Authority, Revenue Bond,
	5.500%, 07/01/2032	1,135,790
	Massachusetts Health & Educational
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
700,000	5.000%, 12/15/2029	743,015
785,000	5.500%, 11/15/2036	829,894
500,000	Massachusetts Health & Educational
	Facilities Authority, Series B,
	Revenue Bond,
	5.000%, 10/01/2038	504,960
800,000	Massachusetts Health & Educational
	Facilities Authority, Series C,
	Revenue Bond,
	6.125%, 10/01/2029	808,000
5,300,000	Massachusetts Health & Educational
	Facilities Authority, Series N,
	Revenue Bond,
	0.150%, 08/15/2034 (a)	5,300,000

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	Massachusetts (Continued)
$5,000,000	Massachusetts Health & Educational
	Facilities Authority, Series R,
	Refunding, Revenue Bond,
	0.150%, 11/01/2049 (a)	$5,000,000

		14,760,048

	Michigan - 0.93%
800,000	Lansing School District, Refunding,
	GO, Q-SBLF Insured,
	5.000%, 05/01/2017	858,528
725,000	Michigan Building Authority, Series I,
	Refunding, Revenue Bond,
	4.750%, 10/15/2025	724,949

		1,583,477

	Minnesota - 0.72%
700,000	Minneapolis & St. Paul Housing and
	Redevelopment Authority Health
	Care, Revenue Bond,
	4.000%, 08/15/2015	738,367
500,000	St. Paul Housing & Redevelopment
	Authority, Refunding,
	Revenue Bond,
	5.700%, 11/01/2015	499,775

		1,238,142

	Missouri - 2.56%
810,000	Hannibal Industrial Development
	Authority, Hannibal Regional
	Hospital, Refunding,
	Revenue Bond,
	5.250%, 09/01/2018	818,513
900,000	Missouri Development Finance Board,
	Revenue Bond,
	5.750%, 06/01/2034	914,688
1,000,000	Missouri Health & Educational
	Facilities Authority, Series A,
	Revenue Bond,
	5.375%, 03/15/2039	1,035,980
1,000,000	Missouri Highway & Transportation
	Commission, Series B,
	Revenue Bond,
	5.000%, 05/01/2024	1,065,780

Principal Amount		Value

	Missouri (Continued)
$500,000	St. Louis Airport, Revenue Bond,
	6.625%, 07/01/2034	$506,095

		4,341,056

	New York - 5.47%
740,000	Brooklyn Arena Local Development
	Corporation, Revenue Bond,
	6.500%, 07/15/2030	748,865
500,000	East Rochester Housing Authority
	Senior Living, Revenue Bond,
	5.500%, 08/01/2033	401,070
500,000	Long Island Power Authority,
	Series A, Refunding,
	Revenue Bond,
	6.000%, 05/01/2033	531,830
1,000,000	Metropolitan Transportation Authority,
	Series F, Revenue Bond,
	5.000%, 11/15/2014	1,097,030
500,000	New York City Transit Authority,
	Series A, CP, AMBAC Insured,
	5.625%, 01/01/2012	501,650
1,250,000	New York City, Series A, GO,
	5.000%, 08/01/2020	1,336,438
500,000	New York Dormitory Authority,
	Revenue Bond,
	6.125%, 12/01/2029	471,615
1,000,000	New York Dormitory Authority,
	Series B, Revenue Bond,
	5.250%, 11/15/2023	1,046,830
500,000	New York Environmental Facilities,
	Revenue Bond,
	5.500%, 10/15/2027	574,310
1,000,000	New York, GO,
	5.375%, 04/01/2036	1,015,230
	Sales Tax Asset Receivable Corp.,
	Series A, Revenue Bond,
500,000	5.000%, 10/15/2017	551,565
500,000	5.250%, 10/15/2019	551,490
500,000	Tobacco Settlement Financing,
	Revenue Bond,
	5.250%, 06/01/2021	515,890

		9,343,813

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	North Carolina - 0.50%
$850,000	North Carolina Capital Facilities
	Finance Agency, Series B,
	Refunding, Revenue Bond,
	5.000%, 10/01/2038	$856,673

	Ohio - 2.20%
1,660,000	Buckeye Tobacco Settlement
	Financial Authority, Series A,
	Revenue Bond,
	5.875%, 06/01/2047	1,104,813
750,000	Lorain, Refunding, GO,
	6.750%, 12/01/2023	807,383
690,000	Ohio Air Quality Development
	Authority, Series A, Revenue Bond,
	5.700%, 08/01/2020	711,576
1,000,000	Ohio, Series A, GO,
	5.000%, 09/01/2015	1,131,310

		3,755,082

	Oklahoma - 0.38%
650,000	Tulsa Industrial Authority, Series A,
	Refunding, Revenue Bond,
	NATL-RE Insured,
	5.000%, 10/01/2022	650,000

	Oregon - 0.62%
1,000,000	Clackamas County School District,
	GO,
	5.000%, 06/15/2021	1,054,340

	Pennsylvania - 6.97%
1,250,000	Allegheny County Hospital
	Development Authority, Series A,
	Revenue Bond,
	5.000%, 09/01/2014	1,371,113
370,000	Allegheny County Industrial
	Development Authority, Refunding,
	Revenue Bond,
	6.500%, 05/01/2017	392,189
880,000	Blair County, Series A, Refunding,
	GO,
	5.375%, 08/01/2015	964,841
900,000	Butler County Hospital Authority,
	Revenue Bond,
	7.125%, 07/01/2029	975,897

Principal Amount		Value

	Pennsylvania (Continued)
$1,000,000	Lackawanna County, Series B,
	Refunding, GO,
	6.000%, 09/15/2032	$1,020,520
1,240,000	Pennsylvania Economic Development
	Financing Authority, Albert Einstein
	Healthcare, Series A, Refunding,
	Revenue Bond,
	6.250%, 10/15/2023	1,270,392
500,000	Pennsylvania Economic Development
	Financing Authority, Allegheny
	Energy Supply, Revenue Bond,
	7.000%, 07/15/2039	524,870
	Pennsylvania Higher Educational
	Facilities Authority, Revenue Bond,
1,000,000	5.250%, 07/01/2019	1,023,410
500,000	5.800%, 07/01/2030	478,190
1,000,000	Pennsylvania, Refunding, GO,
	5.250%, 02/01/2014	1,114,700
1,000,000	Pennsylvania, Series A, GO,
	5.000%, 08/01/2023	1,075,550
1,000,000	Philadelphia Gas Works, Refunding,
	Revenue Bond,
	5.250%, 08/01/2017	1,071,470
625,000	Westmoreland County Industrial
	Development Authority,
	Revenue Bond,
	5.000%, 07/01/2025	600,931

		11,884,073

	Puerto Rico - 1.21%
625,000	Puerto Rico Commonwealth, Series A,
	Refunding, Revenue Bond, Assured
	Guaranty Insured,
	5.000%, 07/01/2016	667,325
620,000	Puerto Rico Commonwealth,
	Series B, Prerefunded,
	Refunding, GO,
	5.250%, 07/01/2032	729,176
700,000	Puerto Rico Electric Power Authority,
	Revenue Bond,
	5.750%, 07/01/2036	657,454

		2,053,955

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	South Dakota - 0.31%
$500,000	South Dakota Housing Development
	Authority, Series A, Revenue Bond,
	4.250%, 05/01/2015	$521,575

	Tennessee - 0.31%
500,000	Memphis-Shelby County Airport
	Authority Special Facilities,
	Refunding, Revenue Bond,
	5.050%, 09/01/2012	522,160

	Texas - 4.45%
1,370,000	Capital Area Cultural Education
	Facilities Finance Corporation,
	Refunding, Revenue Bond,
	5.000%, 04/01/2018	1,396,687
635,000	Clifton Texas Higher Education
	Finance Corporation, Series A,
	Refunding, Revenue Bond,
	4.000%, 12/01/2015	621,246
425,000	Harris County Industrial
	Development, Revenue Bond,
	5.000%, 02/01/2023	427,941
780,000	La Porte Independent School District,
	GO,
	5.250%, 02/15/2024	825,022
200,000	Lower Colorado River Authority,
	Series B, Refunding, Revenue Bond,
	FSA Insured,
	6.000%, 05/15/2013	200,662
700,000	North Texas Tollway Authority,
	Series A, Refunded, Revenue Bond,
	6.000%, 01/01/2019	781,060
770,000	North Texas Tollway Authority,
	Series E, Refunding, Revenue Bond,
	5.750%, 01/01/2038	847,832
15,000	Socorro Independent School District,
	Unrefunded, GO, PSF-GTD Insured,
	5.375%, 08/15/2013	15,246
850,000	Texas Private Activity Surface
	Transportation Corp.,
	Revenue Bond,
	7.500%, 12/31/2031	904,120
500,000	Texas Transportation Commission,
	Revenue Bond,
	5.000%, 04/01/2018	564,675

Principal Amount		Value

	Texas (Continued)
$500,000	Texas, GO,
	5.000%, 04/01/2016	$572,160
400,000	Texas, Series A, GO,
	5.000%, 04/01/2022	433,512

		7,590,163

	Utah - 0.42%
630,000	Sandy City Utah Sales Tax,
	Refunding, Revenue Bond,
	5.000%, 09/15/2016	716,228

	Virgin Islands - 0.57%
1,000,000	Virgin Islands Public Finance
	Authority, Refunding,
	Revenue Bond,
	5.000%, 10/01/2025	969,920

	Virginia - 0.93%
1,000,000	Henry County Public Service
	Authority Water & Sewer,
	Refunding, Revenue Bond,
	FSA Insured,
	5.500%, 11/15/2019	1,137,980
400,000	Virginia College Building Authority
	Educational Facilities,
	Revenue Bond,
	5.750%, 01/01/2034	441,024

		1,579,004

	Washington - 0.31%
500,000	King County Hospital, Refunding,
	GO, MBIA Insured,
	5.000%, 12/01/2021	526,090

	Wisconsin - 1.31%
260,000	Badger Tobacco Asset Securitization,
	Revenue Bond,
	6.125%, 06/01/2027	270,691
500,000	Southeast Wisconsin Professional
	Baseball Park Sales Tax, Series A,
	Revenue Bond, MBIA Insured,
	5.500%, 12/15/2026	517,350
400,000	Wisconsin Health & Educational
	Facilities, Series A, Revenue Bond,
	5.000%, 02/15/2018	398,140

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$1,000,000	Wisconsin, Series A, Refunding,
	Revenue Bond,
	6.000%, 05/01/2033	$1,061,620

		2,247,801

	Total Municipal Bonds
	(Cost $114,370,584)	115,097,488

Number of Shares

	SHORT TERM INVESTMENTS - 31.12%
	Money Market Funds - 31.12%
53,015,102	Fidelity Tax Exempt Portfolio
	Effective Yield, 0.08%	53,015,102

	Total Short Term Investments
	(Cost $53,015,102)	53,015,102

	Total Investments
	(Cost $167,385,686) - 98.70%	168,112,590
	Other Assets and Liabilities - 1.30%	2,217,554

	TOTAL NET ASSETS - 100.00%	$170,330,144

Percentages are stated as a percent of net assets.
(a)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2011.
(b)	Zero coupon bond.

Glossary of Terms
AMBAC	- American Municipal Bond Assurance Corp.
ACA	- American Capital Access
CP	- Certificate of Participation
FGIC	- Financial Guaranty Insurance Corp.
FSA	- Financial Security Assurance, Inc.
GO	- General Obligation
MBIA	- Municipal Bond Investors Assurance Corp.
NATL-RE	- National Public Finance Guarantee Corporation
PSF-GTD	- Permanent School Fund Guaranteed
Q-SBLF	- Qualified School Board Loan

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS
March 31, 2011

Number of Shares		Value

	COMMON STOCKS - 0.00%
	Oil & Gas - 0.00%
259	Semgroup Corp. (a)	$7,293

	Total Common Stocks
	(Cost $98,745)	7,293

	CONVERTIBLE PREFERRED
	STOCKS - 0.02%
	Automobiles - 0.02%
13,800	General Motors Corp. (a)	101,633

	Total Convertible Preferred Stocks
	(Cost $304,161)	101,633

	PREFERRED STOCKS - 0.09%
	Diversified Financial Services - 0.09%
14,200	Citigroup Capital XII	373,886
44,650	Federal Home Loan Mortgage
	Corp. (a)	75,905

33,650	Federal National Mortgage
	Association (a)	58,895

	Total Preferred Stocks
	(Cost $2,349,217)	508,686

Principal Amount

	ASSET BACKED SECURITIES - 2.07%
$1,454,798	Brazos Higher Education Authority
	Series 2005-3, 0.418%,
	09/25/2023 (e)	1,439,350
1,030,000	CNH Equipment Trust
	Series 2010-C, 1.170%, 05/15/2015	1,028,937
76,543	Conseco Finance Securitizations Corp.
	Series 2000-4, 8.310%, 05/01/2032	59,236
129,459	Countrywide Asset-Backed
	Certificiates
	Series 2005-4, 4.456%,
	10/25/2035 (e)	128,452
	Countrywide Home Equity
	Loan Trust
208,187	Series 2004-R, 0.505%,
	03/15/2030 (e)	119,390
288,572	Series 2004-N, 0.535%,
	02/15/2034 (e)	172,129

Principal Amount		Value

	ASSET BACKED SECURITIES (Continued)
$310,083	Series 2004-O, 0.535%,
	02/15/2034 (e)	$186,220
300,547	Series 2005-F, 0.495%,
	12/15/2035 (e)	163,633
473,034	Education Funding Capital Trust I
	Series 2004-1, 0.470%,
	12/15/2022 (e)	469,888
473,586	Goal Capital Funding Trust
	Series 2010-1, 1.012%,
	08/25/2048 (c)(e)	472,642
479,973	Knowledgeworks Foundation
	Series 2010-1, 1.262%,
	02/25/2042 (e)	472,811
732,507	Morgan Stanley
	Series 2003-N, 1.270%,
	10/25/2033 (e)	636,871
567,287	Nelnet Student Loan Trust
	Series 2010-3, 1.083%,
	07/25/2048 (c)(e)	567,248
2,568,738	New Valley Generation
	Series 2000-1, 7.299%,
	03/15/2019	2,968,033
177,317	Northstar Education Finance, Inc.
	Series 2005-1, 0.404%,
	10/28/2026 (e)	176,374
1,000,000	Panhandle-Plains Higher Education
	Authority, Inc.
	Series FLT, 1.286%, 10/01/2035 (e)	902,620
154,525	Residential Asset Mortgage
	Products, Inc.
	Series 2004-R, 0.730%,
	03/25/2034 (e)	107,326
1,000,000	South Carolina Student Loan Corp.
	Series 2005-A, 0.411%,
	12/03/2018 (e)	992,325
251,860	U.S. Education Loan Trust, LLC
	Series 2006-1, 0.441%,
	03/01/2025 (c)(e)	251,179
740,000	World Omni Auto Receivables Trust
	Series 2011-A, 1.110%, 05/15/2015	740,441

	Total Asset Backed Securities
	(Cost $12,419,737)	12,055,105

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	COLLATERALIZED MORTGAGE
	OBLIGATIONS - 5.66%
$320,301	Accredited Mortgage Loan Trust
	Series 2005-3, 0.490%,
	09/25/2035 (e)	$295,300
	Bank of America Corp.
547,769	Series 2005-B, 2.948%,
	04/20/2035 (e)	449,038
110,000	Series 2007-5, 5.620%, 02/10/2051	116,172
7,069	BCAP LLC Trust
	Series 2006-RR1, 0.890%,
	11/25/2036 (e)	6,972
	Bear Stearns Commercial
	Mortgage Securities
3,250,000	Series 2006-pw13, 5.540%,
	09/11/2041	3,490,135
3,075,000	Series 2004-PWR5, 4.831%,
	07/11/2042	3,189,704
	Bear Stearns Trust
386,664	Series 2004-9, 2.589%,
	09/25/2034 (e)	331,146
700,686	Series 2005-2, 2.758%,
	04/25/2035 (e)	570,539
	Chase Mortgage Financial Trust
262,630	Series 2007-A1, 2.875%,
	02/25/2037 (e)	266,209
714,653	Series 2007-A1, 2.928%,
	02/25/2037 (e)	714,283
	CIT Mortgage Loan Trust
368,254	Series 2007-1, 1.250%, 10/25/2037
	(Acquired 10/05/2007,
	Cost $368,254) (d)(e)	354,609
550,000	Series 2007-1, 1.500%, 10/25/2037
	(Acquired 10/05/2007,
	Cost $550,000) (d)(e)	405,823
2,265,000	Citigroup/Deutsche Bank
	Commercial Mortgage Trust
	Series 2007-CD5, 5.886%,
	11/15/2044 (e)	2,453,986
2,000,000	Commercial Mortgage Pass
	Through Certificate
	Series 2005-LP5, 4.982%,
	05/10/2043 (e)	2,130,536

Principal Amount		Value

	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
	Countrywide Alternative Loan Trust
$1,185,228	Series 2005-27, 1.872%,
	08/25/2035 (e)	$794,629
549,630	Series 2005-36, 2.970%,
	08/25/2035 (e)	383,200
2,045,571	Series 2007-16CB,
	6.000%, 08/25/2037	1,684,581
	Countrywide Home Loans, Inc.
107,007	Series 2003-52, 2.829%,
	02/19/2034 (e)	100,035
42,261	Series 2004-HYB6,
	3.079%, 11/20/2034 (e)	36,459
296,057	Series 2005-11, 0.550%,
	03/25/2035 (e)	193,026
625,161	Series 2005-R1, 0.610%,
	03/25/2035 (Acquired 03/04/2005,
	Cost $625,161) (d)(e)	538,214
436,635	Series 2005-11, 3.291%,
	04/25/2035 (e)	225,021
23,719	First Horizon Mortgage Trust
	Series 2004-AR6, 2.769%,
	12/25/2034 (e)	22,719
2,193,117	GMAC Mortgage, LLC
	Series 2002-C1, 6.278%,
	11/15/2039	2,229,177
624,495	GS Mortgage Securities Corp.
	Series 2005-GG4, 4.680%,
	07/10/2039	648,930
825,027	GSMPS Mortgage Loan Trust
	Series 2005-RP1, 0.612%,
	01/25/2035 (Acquired 03/07/2005,
	Cost $825,027) (d)(e)	714,056
490,680	IndyMac Mortgage Loan Trust
	Series 2005-AR16IP, 0.570%,
	07/25/2045 (e)	337,432
500,000	JPMorgan Commercial Mortgage
	Series 2006-LDP7, 5.863%,
	04/15/2045 (e)	550,058
	JPMorgan Mortgage Trust
453,152	Series 2007-A1, 3.06,
	07/25/2035 (e)	446,221

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
$401,236	Series 2007-A1, 2.980%,
	07/25/2035 (e)	$397,391
429,320	Series 2007-A1, 2.967%,
	07/25/2035 (e)	415,983
475,703	Lehman Brothers-UBS Commercial
	Mortgage Trust
	Series 2005-C3, 4.664%,
	07/15/2030	493,452
385,356	Master Reperforming Loan Trust
	Series 2005-1, 7.000%, 08/25/2034
	(Acquired 03/09/2005,
	Cost $398,857) (d)	397,724
1,000,000	Merrill Lynch Mortgage Trust
	Series 2006-C1, 5.669%,
	05/12/2039 (e)	1,086,788
	MLCC Mortgage Investors, Inc.
436,708	Series 2004-A3, 5.020%,
	05/25/2034 (e)	448,114
126,596	Series 2005-1, 2.208%,
	04/25/2035 (e)	120,681
1,285,444	NCUA Guaranteed Notes
	Series 2010-C1, 2.650%,
	10/29/2020 (e)	1,266,229
1,908,985	Prime Mortgage Trust
	Series 2006-DR1, 6.000%,
	05/25/2035 (Acquired 10/25/2006,
	Cost $1,895,562) (d)	1,771,861
370,066	Residential Asset Mortgage
	Products, Inc.
	Series 2004-SL4, 7.500%,
	07/25/2032	375,925
77,895	Structured Adjustable Rate
	Mortgage Loan
	Series 2004-5, 2.588%,
	05/25/2034 (e)	74,582
1,500,000	Wachovia Bank Commercial
	Mortgage Trust
	Series 2006-C29, 5.308%,
	11/15/2048	1,609,040
	Washington Mutual
89,070	Series 2004-AR3, 2.687%,
	06/25/2034 (e)	89,603

Principal Amount		Value

	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
$867,538	Series 2005-AR8, 0.540%,
	07/25/2045 (e)	$721,559

	Total Collateralized Mortgage
	Obligations (Cost $34,264,010)	32,947,142

	CORPORATE BONDS - 25.19%
	Aerospace & Defense - 0.18%
960,000	Honeywell International, Inc.
	4.250%, 03/01/2013	1,018,899
	Agricultural Products - 0.12%
575,000	Lorillard Tobacco Co.
	8.125%, 06/23/2019	670,530

	Air Freight & Logistics - 0.23%
1,460,000	United Parcel Service, Inc.
	3.125%, 01/15/2021	1,355,627

	Banks - 3.82%
750,000	ANZ Capital Trust
	5.360%, 12/15/2053 (c)	770,625
3,400,000	Bank of Montreal
	2.625%, 01/25/2016 (c)	3,387,596
3,200,000	Bank of Nova Scotia
	1.450%, 07/26/2013 (c)	3,209,408
750,000	BBVA Bancomer Servicios SA
	7.250%, 04/22/2020 (c)	759,052
1,150,000	Canadian Imperial Bank
	of Commerce
	1.450%, 09/13/2013	1,146,434
400,000	Capital One Capital III
	7.686%, 08/15/2036 (e)	415,500
250,000	Capital One Financial Corp.
	8.800%, 07/15/2019	314,826
262,358	CIT Group, Inc.
	7.000%, 05/01/2013	267,981
755,000	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank
	BA/Netherlands
	2.125%, 10/13/2015	729,259
760,000	Glitnir Bank
	6.693%, 06/15/2016
	(Acquired 06/14/2006
	through 06/21/2006,
	Cost $758,848) (d)(e)(f)	6,998
800,000	HSBC Capital Funding LP (c)	776,482

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Banks (Continued)
$250,000	Kaupthing Bank Hf
	7.125%, 05/19/2016
	(Acquired 05/12/2006,
	Cost $248,680) (d)(f)	$241
400,000	KeyCorp
	5.100%, 03/24/2021	398,300
	Lloyds TSB Bank PLC
200,000	6.500%, 09/14/2020 (c)	196,963
410,000	6.375%, 01/21/2021	428,038
900,000	North American Development Bank
	4.375%, 02/11/2020	918,598
1,415,000	PNC Funding Corp.
	4.250%, 09/21/2015	1,489,547
	Royal Bank of Scotland Group PLC
3,000,000	1.500%, 03/30/2012 (c)	3,028,464
140,000	5.000%, 11/12/2013	143,276
625,000	4.875%, 08/25/2014 (c)	649,458
400,000	SunTrust Banks, Inc.
	3.600%, 04/15/2016	398,068
1,120,000	U.S. Bancorp
	1.375%, 09/13/2013	1,118,597
760,000	Wells Fargo & Company
	4.600%, 04/01/2021	753,058
	Westpac Banking Corp
300,000	2.500%, 05/25/2012 (c)	305,884
600,000	2.250%, 11/19/2012	610,574

		22,223,227

	Beverages - 0.58%
	Anheuser-Busch InBev Worldwide, Inc.
825,000	3.000%, 10/15/2012	848,950
400,000	4.125%, 01/15/2015	422,873
250,000	7.750%, 01/15/2019	308,044
1,825,000	The Coca-Cola Co.
	0.750%, 11/15/2013	1,799,811

		3,379,678

	Capital Markets - 1.80%
1,955,000	Bear Stearns Companies, Inc.
	7.250%, 02/01/2018	2,280,972
	Goldman Sachs Group, Inc.
1,050,000	5.950%, 01/18/2018	1,129,073
400,000	6.750%, 10/01/2037	404,697

Principal Amount		Value

	Capital Markets (Continued)
	Merrill Lynch & Co, Inc.
$1,775,000	6.400%, 08/28/2017	$1,937,443
800,000	6.500%, 07/15/2018	865,374
	Morgan Stanley
600,000	5.950%, 12/28/2017	645,380
200,000	6.625%, 04/01/2018	220,133
	State Street Corp.
595,000	4.300%, 05/30/2014	637,839
1,115,000	2.875%, 03/07/2016	1,108,903
	The Bank of New York Mellon Corp.
475,000	4.950%, 11/01/2012	505,072
740,000	1.500%, 01/31/2014	738,209

		10,473,095

	Chemicals - 0.47%
	Dow Chemical Co.
375,000	7.600%, 05/15/2014	433,665
305,000	2.500%, 02/15/2016	294,251
380,000	4.250%, 11/15/2020	364,323
	EI du Pont de Nemours & Co.
128,000	5.875%, 01/15/2014	141,983
1,125,000	3.250%, 01/15/2015	1,167,674
380,000	PPG Industries, Inc.
	1.900%, 01/15/2016	360,446

		2,762,342

	Communications - 0.14%
730,000	Rogers Cable, Inc.
	5.500%, 03/15/2014	801,904

	Communications Equipment - 0.19%
1,115,000	Cisco Systems, Inc.
	1.625%, 03/14/2014	1,113,961

	Computers & Peripherals - 0.26%
500,000	Dell, Inc.
	3.375%, 06/15/2012	514,888
900,000	Hewlett-Packard Co.
	6.125%, 03/01/2014	1,008,761

		1,523,649

	Consumer Finance - 1.25%
650,000	American Express Co.
	8.150%, 03/19/2038	871,918
1,405,000	American Express Credit Corp.
	5.125%, 08/25/2014	1,516,753

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Consumer Finance (Continued)
$1,020,000	Caterpillar Financial Services Corp.
	6.125%, 02/17/2014	$1,149,676
1,350,000	John Deere Capital Corp.
	4.900%, 09/09/2013	1,466,489
	SLM Corp.
430,000	5.000%, 10/01/2013	445,347
1,140,000	5.375%, 05/15/2014	1,183,010
625,000	6.250%, 01/25/2016	652,238

		7,285,431

	Containers & Packaging - 0.01%
75,000	Rock-Tenn Co.
	5.625%, 03/15/2013	77,813

	Diversified Financial Services - 2.14%
	Bank of America Corp.
740,000	4.500%, 04/01/2015	769,122
1,200,000	5.625%, 07/01/2020	1,234,222
	Citigroup, Inc.
450,000	5.000%, 09/15/2014	470,263
1,025,000	6.010%, 01/15/2015	1,121,087
650,000	6.125%, 11/21/2017	709,247
800,000	5.375%, 08/09/2020	825,071
300,000	Discover Bank
	8.700%, 11/18/2019	359,984
350,000	First Niagara Financial Group, Inc.
	6.750%, 03/19/2020	382,438
	General Electric Capital Corp.
680,000	5.900%, 05/13/2014	751,074
960,000	5.625%, 05/01/2018	1,039,396
370,000	5.300%, 02/11/2021	376,515
1,215,000	5.875%, 01/14/2038	1,203,545
1,400,000	JPMorgan Chase
	3.700%, 01/20/2015	1,441,470
500,000	JPMorgan Chase Capital XXV
	6.800%, 10/01/2037	504,109
510,000	NASDAQ OMX Group, Inc.
	4.000%, 01/15/2015	506,867
750,000	National Rural Utilities Cooperative
	Finance Corp.
	1.125%, 11/01/2013	744,242

		12,438,652

Principal Amount		Value

	Diversified Manufacturing - 0.65%
	Cooper U.S., Inc.
$1,130,000	2.375%, 01/15/2016	$1,110,358
485,000	3.875%, 12/15/2020	471,584
955,000	ITT Corp.
	4.900%, 05/01/2014	1,022,273
500,000	Tyco Electronics Group SA
	6.550%, 10/01/2017	572,972
500,000	Tyco International Finance SA
	8.500%, 01/15/2019	646,010

		3,823,197

	Diversified Telecommunication Services - 1.36%
550,000	Alltel Corp.
	7.000%, 07/01/2012	589,239
695,000	AT&T, Inc.
	5.350%, 09/01/2040 (c)	624,715
525,000	France Telecom SA
	4.375%, 07/08/2014	564,370
143,000	Qwest Communications
	International, Inc.
	8.000%, 10/01/2015	158,551
425,000	Qwest Corp.
	8.375%, 05/01/2016	507,875
1,610,000	SBC Communications, Inc.
	5.100%, 09/15/2014	1,762,024
250,000	Sprint Capital Corp.
	8.375%, 03/15/2012	265,000
	Telecom Italia Capital
450,000	6.200%, 07/18/2011	456,829
380,000	4.950%, 09/30/2014	396,209
	Telefonica Emisiones SAU
360,000	4.949%, 01/15/2015	380,171
275,000	6.421%, 06/20/2016	305,921
1,140,000	Verizon Wireless Capital LLC
	8.500%, 11/15/2018	1,466,844
425,000	Windstream Corp.
	8.625%, 08/01/2016	452,625

		7,930,373

	Educational Services - 0.15%
825,000	Rensselaer Polytechnic Institute
	5.600%, 09/01/2020	865,843

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Electric Utilities - 0.73%
$275,000	Arizona Public Service Co.
	8.750%, 03/01/2019	$347,213
585,000	Columbus Southern Power Co.
	5.500%, 03/01/2013	628,444
375,000	Nevada Power Co.
	5.875%, 01/15/2015	417,528
400,000	Progress Energy, Inc.
	7.750%, 03/01/2031	497,216
1,075,000	PSI Energy, Inc.
	6.050%, 06/15/2016	1,209,212
700,000	Union Electric Co.
	6.700%, 02/01/2019	809,082
300,000	Westar Energy, Inc.
	6.000%, 07/01/2014	329,649

		4,238,344

	Electrical Equipment - 0.05%
274,000	L-3 Communications Holdings, Inc.
	6.375%, 10/15/2015	283,590

	Energy Equipment & Services - 0.16%
340,000	Cameron International Corp.
	6.375%, 07/15/2018	382,323
550,000	Ensco Plc
	4.700%, 03/15/2021	547,007

		929,330

	Food Products - 0.29%
530,000	Archer Daniels Midland Co.
	4.700%, 03/01/2041	544,604
	Kraft Foods, Inc.
250,000	6.125%, 08/23/2018	280,001
825,000	6.500%, 02/09/2040	884,138

		1,708,743

	Health Care Equipment & Supplies - 0.69%
400,000	Baxter International, Inc.
	1.800%, 03/15/2013	405,278
730,000	Becton Dickinson & Co.
	3.250%, 11/12/2020	681,962
350,000	Boston Scientific Corp.
	4.500%, 01/15/2015	361,297
775,000	Covidien International Finance SA
	2.800%, 06/15/2015	777,241

Principal Amount		Value

	Health Care Equipment & Supplies (Continued)
	Hospira, Inc.
$490,000	6.050%, 03/30/2017	$543,704
400,000	5.600%, 09/15/2040	383,585
825,000	Medtronic, Inc.
	3.000%, 03/15/2015	849,683

		4,002,750

	Health Care Providers & Services - 0.49%
960,000	Express Scripts, Inc.
	6.250%, 06/15/2014	1,067,292
500,000	HCA, Inc.
	7.875%, 02/15/2020	546,250
1,150,000	UnitedHealth Group, Inc.
	4.875%, 02/15/2013	1,221,814

		2,835,356

	Independent Power Producers &
	Energy Traders - 0.40%
	Exelon Generation Co., LLC
540,000	5.200%, 10/01/2019	548,177
550,000	6.250%, 10/01/2039	539,740
1,175,000	Southern Power Co.
	6.250%, 07/15/2012	1,247,198

		2,335,115

	Industrial Conglomerates - 0.16%
275,000	General Electric Co.
	5.250%, 12/06/2017	299,899
540,000	Koninklijke Philips Electronics NV
	5.750%, 03/11/2018	606,120

		906,019

	Insurance - 1.20%
370,000	Aflac, Inc.
	8.500%, 05/15/2019	447,962
150,000	Arch Capital Group Ltd.
	7.350%, 05/01/2034	156,254
425,000	CNA Financial Corp.
	7.350%, 11/15/2019	480,769
400,000	MetLife Capital Trust X
	9.250%, 04/08/2068 (c)(e)	485,000
960,000	Metlife, Inc.
	5.000%, 11/24/2013	1,034,422
275,000	Northwestern Mutual Life Insurance Co.
	6.063%, 03/30/2040 (c)	291,386

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Insurance (Continued)
	Prudential Financial, Inc.
$750,000	5.100%, 09/20/2014	$806,727
425,000	4.500%, 11/15/2020	417,092
650,000	Reinsurance Group of America, Inc.
	6.750%, 12/15/2065 (e)	635,759
375,000	Transatlantic Holdings, Inc.
	8.000%, 11/30/2039	394,938
1,240,000	Travelers Property Casualty Corp.
	5.000%, 03/15/2013	1,325,499
500,000	Willis North America, Inc.
	6.200%, 03/28/2017	533,538

		7,009,346

	Internet Software & Services - 0.09%
515,000	Ebay, Inc.
	0.875%, 10/15/2013	509,687

	IT Services - 0.43%
	International Business Machines Corp.
1,000,000	4.750%, 11/29/2012	1,063,153
1,150,000	7.625%, 10/15/2018	1,441,385

		2,504,538

	Life Sciences Tools & Services - 0.12%
675,000	Life Technologies Corp.
	5.000%, 01/15/2021	676,204

	Machinery - 0.12%
650,000	Eaton Corp.
	5.600%, 05/15/2018	721,824

	Media - 1.38%
350,000	Charter Communications
	Operating, LLC
	10.875%, 09/15/2014 (c)	393,750
400,000	Comcast Cable Communications
	Holdings, Inc.
	9.455%, 11/15/2022	542,330
	Comcast Corp.
1,000,000	6.300%, 11/15/2017	1,130,792
670,000	5.875%, 02/15/2018	739,659
125,000	CSC Holdings, Inc.
	7.625%, 04/01/2011	125,000

Principal Amount		Value

	Media (Continued)
	DIRECTV Holdings, LLC
$855,000	3.550%, 03/15/2015	$874,408
425,000	3.500%, 03/01/2016	426,400
285,000	6.350%, 03/15/2040	286,002
500,000	Dish DBS Corp.
	7.125%, 02/01/2016	536,250
350,000	NBC Universal, Inc.
	4.375%, 04/01/2021 (c)	335,754
375,000	News America, Inc.
	6.150%, 02/15/2041 (c)	373,128
1,725,000	Time Warner Cable, Inc.
	6.750%, 07/01/2018	1,962,488
251,000	WPP Finance UK
	8.000%, 09/15/2014	292,794

		8,018,755

	Metals & Mining - 0.26%
450,000	Cliffs Natural Resources, Inc.
	4.875%, 04/01/2021	444,734
300,000	Freeport-McMoRan Copper &
	Gold, Inc.
	8.375%, 04/01/2017	331,143
	Teck Resources Ltd.
225,000	10.750%, 05/15/2019	287,738
435,000	6.000%, 08/15/2040	439,598

		1,503,213

	Multi-Utilities - 0.64%
1,705,000	Dominion Resources, Inc.
	1.800%, 03/15/2014	1,703,242
1,225,000	Midamerican Energy Holdings Co.
	5.875%, 10/01/2012	1,308,692
600,000	Sempra Energy
	6.500%, 06/01/2016	685,540

		3,697,474

	Office Electronics - 0.14%
775,000	Xerox Corp.
	4.250%, 02/15/2015	816,531

	Oil & Gas - 1.97%
350,000	Anadarko Peteroleum Corp.
	6.375%, 09/15/2017	385,756
700,000	Boardwalk Pipelines LP
	5.875%, 11/15/2016	764,971

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Oil & Gas (Continued)
	BP Capital PLC
$1,395,000	3.200%, 03/11/2016	$1,390,416
525,000	4.500%, 10/01/2020	521,984
1,000,000	ConocoPhillips
	4.600%, 01/15/2015	1,090,785
	Energy Transfer Partners LP
765,000	8.500%, 04/15/2014	894,515
300,000	5.950%, 02/01/2015	329,187
525,000	9.000%, 04/15/2019	664,241
375,000	Enterprise Products Operating LP
	8.375%, 08/01/2066 (e)	405,436
725,000	Marathon Oil Corp.
	6.000%, 10/01/2017	816,988
400,000	Nexen, Inc.
	7.500%, 07/30/2039	451,824
775,000	ONEOK Partners LP
	6.125%, 02/01/2041	777,247
	Petrobras International Finance Co.
310,000	3.875%, 01/27/2016	313,622
320,000	5.375%, 01/27/2021	322,566
235,000	6.875%, 01/20/2040	247,268
980,000	Petroleos Mexicanos
	8.000%, 05/03/2019	1,181,881
250,000	Tennessee Gas Pipeline Co.
	7.500%, 04/01/2017	298,450
	Valero Energy Corp.
275,000	9.375%, 03/15/2019	352,049
275,000	6.625%, 06/15/2037	278,050

		11,487,236

	Pharmaceuticals - 0.56%
1,225,000	Novartis Capital Corp.
	2.900%, 04/24/2015	1,253,469
	Sanofi-Aventis SA
1,195,000	1.625%, 03/28/2014	1,193,925
795,000	4.000%, 03/29/2021	783,476

		3,230,870

	Pipelines - 0.92%
225,000	DCP Midstream LLC
	9.750%, 03/15/2019 (c)	290,428
600,000	Duke Energy, Inc.
	5.668%, 08/15/2014	657,932

Principal Amount		Value

	Pipelines (Continued)
$275,000	El Paso Pipeline Partners LP
	6.500%, 04/01/2020	$303,774
	Enterprise Products Operating LLC
1,000,000	5.650%, 04/01/2013	1,078,423
525,000	6.125%, 10/15/2039	524,284
575,000	Spectra Energy Capital LLC
	5.650%, 03/01/2020	608,302
	TransCanada Pipelines Ltd.
775,000	7.625%, 01/15/2039	963,525
300,000	6.350%, 05/15/2067 (e)	301,600
550,000	Transocean, Inc.
	6.500%, 11/15/2020	607,496

		5,335,764

	Real Estate - 0.76%
	Developers Diversified Realty Corp.
295,000	9.625%, 03/15/2016	359,746
275,000	4.750%, 04/15/2018	268,082
1,150,000	HCP, Inc.
	5.375%, 02/01/2021	1,163,566
	Health Care REIT, Inc.
475,000	3.625%, 03/15/2016	471,048
555,000	5.250%, 01/15/2022	542,592
450,000	ProLogis
	1.875%, 11/15/2037	448,313
	Simon Property Group LP
825,000	5.750%, 12/01/2015	918,495
275,000	4.375%, 03/01/2021	269,575

		4,441,417

	Road & Rail - 0.09%
400,000	Burlington Northern Santa Fe LLC
	7.950%, 08/15/2030	509,362

	Semiconductor & Semiconductor
	Equipment - 0.06%
340,000	Analog Devices, Inc.
	3.000%, 04/15/2016	339,029

	Tobacco - 0.13%
	Altria Group, Inc.
350,000	9.700%, 11/10/2018	460,948
240,000	9.250%, 08/06/2019	313,701

		774,649

	Total Corporate Bonds
	(Cost $144,429,264)	146,559,367

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	FOREIGN GOVERNMENT
	NOTES/BONDS - 0.57%
$90,000	Republic of Peru
	5.625%, 11/18/2050	$81,900
3,000,000	Swedish Housing Finance Corp.
	3.125%, 03/23/2012 (c)	3,084,876
156,000	United Mexican States
	6.750%, 09/27/2034	176,748

	Total Foreign Government
	Notes/Bonds (Cost $3,283,495)	3,343,524

	MORTGAGE BACKED SECURITIES - U.S.
	GOVERNMENT AGENCY - 26.12%
	Federal Home Loan Mortgage Corp.
1,710,000	Series 3817, 4.000%,
	03/15/2026	1,799,066
816	Pool #A4-3129,
	5.500%, 02/01/2036	876
893,867	Pool #C0-3404,
	4.500%, 09/01/2039	914,422
2,000,000	Pool #TBA,
	4.500%, 04/15/2041 (g)	2,032,500
2,000,000	Pool #TBA,
	5.500%, 04/15/2041(g)	2,133,438
	Federal Home Loan Mortgage Corp.
	- Gold
16,696	Pool #E9-9763,
	4.500%, 09/01/2018	17,671
17,161	Pool #E9-9764,
	4.500%, 09/01/2018	18,163
425,111	Pool #D9-6291,
	4.500%, 09/01/2023	447,683
3,776,690	Pool #G1-3833,
	4.500%, 05/01/2025	3,973,679
440,288	Pool #J1-3196,
	3.500%, 10/01/2025	442,408
672,245	Pool #78-0447,
	2.610%, 04/01/2033 (e)	699,705
1,852,201	Pool #G0-8085,
	5.000%, 10/01/2035	1,942,837
6,000,000	Pool #TBA,
	5.000%, 04/15/2040 (g)	6,262,500
	Federal National Mortgage Association
5,220	Pool #685505,
	5.000%, 05/01/2018	5,590

Principal Amount		Value

	MORTGAGE BACKED SECURITIES - U.S.
	GOVERNMENT AGENCY (Continued)
$6,226	Pool #705709,
	5.000%, 05/01/2018	$6,667
1,700,000	Pool #958815,
	4.506%, 06/01/2019 (i)	1,767,268
1,300,000	Pool #466216,
	3.540%, 10/01/2020	1,233,894
2,095,444	Pool #FN0001,
	3.762%, 12/01/2020 (i)	2,050,973
1,959,289	Pool #257453,
	5.000%, 11/01/2023	2,083,414
7,000,000	Pool #TBA,
	5.000%, 04/15/2025 (g)	7,437,500
2,000,000	Pool #TBA,
	4.000%, 04/15/2025 (g)	2,055,624
1,000,000	Pool #TBA,
	4.500%, 04/25/2025 (g)	1,048,281
967,946	Pool #AD5693,
	4.500%, 05/01/2025	1,017,375
547,068	Pool #544859,
	3.260%, 08/01/2029 (e)	567,641
541,498	Pool #786848,
	7.000%, 10/01/2031	626,038
42,725	Pool #727181,
	5.000%, 08/01/2033	45,044
12,797	Pool #730727,
	5.000%, 08/01/2033	13,492
3,155	Pool #741862,
	5.500%, 09/01/2033	3,398
4,265	Pool #766197,
	5.500%, 02/01/2034	4,594
678	Pool #776974,
	5.500%, 04/01/2034	733
385,624	Pool #888504,
	2.442%, 04/01/2034 (e)	400,852
23,420	Pool #775776,
	5.500%, 05/01/2034	25,220
640,870	Pool #725705,
	5.000%, 08/01/2034	675,889
1,083,297	Pool #782284,
	6.000%, 09/01/2034	1,192,842
806,097	Pool #791563,
	6.000%, 09/01/2034	885,684

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	MORTGAGE BACKED SECURITIES - U.S.
	GOVERNMENT AGENCY (Continued)
$19,412	Pool #794371,
	6.000%, 09/01/2034	$21,353
449,403	Pool #802783,
	2.663%, 10/01/2034 (e)	473,334
976,990	Pool #802493,
	6.000%, 11/01/2034	1,075,429
40,721	Pool #781629,
	5.500%, 12/01/2034	43,842
1,076	Pool #806098,
	6.000%, 12/01/2034	1,182
4,276,313	Pool #735224,
	5.500%, 02/01/2035	4,605,487
1,486,399	Pool #808057,
	6.000%, 02/01/2035	1,634,524
537,555	Pool #735504,
	6.000%, 04/01/2035	591,973
38,982	Pool #822815,
	5.500%, 04/01/2035	41,958
32,780	Pool #357850,
	5.500%, 07/01/2035	35,283
42,493	Pool #820242,
	5.000%, 07/01/2035	44,746
3,037,984	Pool #820345,
	5.000%, 09/01/2035	3,197,674
5,484	Pool #838452,
	5.500%, 09/01/2035	5,913
59,282	Pool #745000,
	6.000%, 10/01/2035	65,176
1,904,948	Pool #844158,
	5.000%, 11/01/2035	2,005,081
838,597	Pool #745755,
	5.000%, 12/01/2035	883,202
80,874	Pool #848939,
	6.500%, 01/01/2036	91,045
33,565	Pool #851639,
	6.500%, 01/01/2036	37,744
357,408	Pool #888022,
	5.000%, 02/01/2036	376,195
40,178	Pool #865854,
	6.000%, 03/01/2036	44,018
53,760	Pool #891474,
	6.000%, 04/01/2036	58,854

Principal Amount		Value

	MORTGAGE BACKED SECURITIES - U.S.
	GOVERNMENT AGENCY (Continued)
$320,894	Pool #897776,
	6.500%, 09/01/2036	$360,850
580,299	Pool #893681,
	6.000%, 10/01/2036	635,054
1,220,037	Pool #893923,
	6.000%, 10/01/2036	1,335,156
1,399,901	Pool #894005,
	6.000%, 10/01/2036	1,531,991
88,043	Pool #902468,
	6.000%, 11/01/2036	96,185
248,560	Pool #897505,
	6.500%, 12/01/2036	279,509
73,740	Pool #906000,
	6.000%, 01/01/2037	80,559
606	Pool #928062,
	5.500%, 02/01/2037	652
986	Pool #899119,
	5.500%, 04/01/2037	1,061
1,016	Pool #938488,
	5.500%, 05/01/2037	1,090
84,749	Pool #945069,
	6.500%, 08/01/2037	95,885
1,485	Pool #970131,
	5.500%, 03/01/2038	1,598
998	Pool #981313,
	5.500%, 06/01/2038	1,075
80,074	Pool #889697,
	6.000%, 07/01/2038	87,229
1,491	Pool #985108,
	5.500%, 07/01/2038	1,605
694	Pool #964930,
	5.500%, 08/01/2038	748
1,049	Pool #987032,
	5.500%, 08/01/2038	1,129
911	Pool #968371,
	5.500%, 09/01/2038	981
576	Pool #993050,
	5.500%, 12/01/2038	620
281	Pool #MC0018,
	5.500%, 12/01/2038	305
24,468	Pool #AA9133,
	4.500%, 08/01/2039	25,027

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	MORTGAGE BACKED SECURITIES - U.S.
	GOVERNMENT AGENCY (Continued)
$124,134	Pool #AC1246,
	4.500%, 08/01/2039	$127,202
274,722	Pool #AC1579,
	4.500%, 08/01/2039	281,512
45,387	Pool #AC2861,
	4.500%, 08/01/2039	46,423
38,769	Pool #934943,
	4.500%, 09/01/2039	39,727
184,689	Pool #AC3246,
	4.500%, 09/01/2039	189,253
180,935	Pool #AC3310,
	4.500%, 10/01/2039	185,407
23,089	Pool #AC5107,
	4.500%, 10/01/2039	23,659
93,579	Pool #AC6121,
	4.500%, 11/01/2039	95,717
31,092	Pool #AC8372,
	4.500%, 12/01/2039	31,802
24,779	Pool #AC8832,
	4.500%, 12/01/2039	25,391
271,371	Pool #AD0585,
	4.500%, 12/01/2039	278,078
839,355	Pool #AD0586,
	4.500%, 12/01/2039	858,526
26,455	Pool #AC3946,
	4.500%, 01/01/2040	27,109
26,306	Pool #AD1922,
	4.500%, 01/01/2040	26,956
1,106,825	Pool #AD5574,
	5.000%, 04/01/2040	1,160,163
3,928,507	Pool #AD5661,
	5.000%, 05/01/2040	4,117,820
4,119,454	Pool #AD6949,
	5.500%, 06/01/2040	4,410,807
3,729,738	Pool #AB1231,
	5.000%, 07/01/2040	3,909,472
5,957,753	Pool #AD6943,
	5.000%, 07/01/2040	6,244,853
2,730,805	Pool #AH3373,
	5.000%, 01/01/2041	2,862,400
4,000,000	Pool #TBA,
	3.500%, 04/15/2041 (g)	3,767,500

Principal Amount		Value

	MORTGAGE BACKED SECURITIES - U.S.
	GOVERNMENT AGENCY (Continued)
$1,000,000	Pool #TBA,
	4.000%, 04/15/2041 (g)	$983,750
3,000,000	Pool #TBA,
	5.500%, 04/15/2041 (g)	3,208,595
13,000,000	Pool #TBA,
	6.000%, 04/15/2041 (g)	14,139,527
8,000,000	Pool #TBA,
	5.000%, 04/15/2041 (g)	8,370,000
500,000	Pool #TBA,
	3.740%, 05/01/2041 (g)	484,369
	Government National Mortgage
	Association
296,384	Pool #752842X,
	3.950%, 07/15/2025	295,046
49,806	Pool #614436X,
	5.000%, 08/15/2033	53,184
844,567	Pool #618907X,
	5.000%, 09/15/2033	901,839
132,966	Pool #605098X,
	5.000%, 03/15/2034	141,941
105,107	Pool #520279X,
	5.000%, 11/15/2034	112,235
1,766,019	Pool #644812X,
	6.000%, 05/15/2035	1,966,444
298,255	Pool #736686X,
	5.000%, 02/15/2039	316,896
547,349	Pool #720103X,
	4.500%, 06/15/2039	567,903
2,097,862	Pool #723248,
	5.000%, 10/15/2039	2,240,123
766,352	Pool #726382,
	5.000%, 10/15/2039	818,320
2,186,507	Pool #752631C,
	4.500%, 10/20/2040	2,262,807
2,156,894	Pool #004947M,
	5.000%, 02/20/2041	2,292,711
11,000,000	Pool #TBA,
	4.500%, 04/15/2040 (g)	11,348,909
4,000,000	Pool #TBA,
	3.500%, 04/15/2041 (g)	3,811,248
1,000,000	Pool #TBA,
	4.500%, 04/15/2041 (g)	1,030,000

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Principal Amount		Value

	MORTGAGE BACKED SECURITIES - U.S.
	GOVERNMENT AGENCY (Continued)
$2,000,000	Pool #TBA,
	5.000%, 04/15/2041 (g)	$2,121,250
2,000,000	Pool #TBA,
	5.000%, 04/15/2041 (g)	2,122,188
	Total Mortgage Backed Securities -
	U.S. Government Agency
	(Cost $149,670,925)	152,004,345

	MUNICIPAL BONDS - 1.16%
	California, GO,
725,000	7.500%, 04/01/2034	780,927
175,000	7.950%, 03/01/2036	187,178
600,000	7.550%, 04/01/2039	652,794
925,000	7.625%, 03/01/2040	1,012,829
300,000	Connecticut Health & Educational
	Facilities Authority, Series Z-1,
	Revenue Bond,
	5.000%, 07/01/2042	302,451
225,000	Dallas Area Rapid Transit Sales,
	Refunding, Revenue Bond,
	5.250%, 12/01/2048	220,995
500,000	Illinois, GO,
	7.350%, 07/01/2035	511,400
1,099,123	Missouri Higher Education
	Loan Authority, Series A-1,
	Revenue Bond,
	1.162%, 11/26/2032 (e)	1,102,408
225,000	New York City Municipal Water
	Finance Authority, Refunding,
	Revenue Bond,
	5.375%, 06/15/2043	227,950
500,000	New York State Dormitory Authority,
	Series A, Refunding, Revenue Bond,
	5.000%, 07/01/2040	500,330
260,000	North Carolina Capital Facilities
	Finance Agency, Series A,
	Refunding, Revenue Bond,
	5.000%, 10/01/2044	259,579
1,000,000	South Carolina Student Loan Corp.,
	Series A-1, Revenue Bond,
	0.401%, 12/02/2019 (e)	984,080

	Total Municipal Bonds
	(Cost $6,432,455)	6,742,921

Principal Amount		Value

	SUPRANATIONAL OBLIGATIONS - 0.66%
$4,000,000	Inter-American Development Bank
	0.500%, 05/29/2014	$3,836,948

	Total Supranational Obligations
	(Cost $3,501,832)	3,836,948

	U.S. GOVERNMENT AGENCY ISSUES - 1.21%
1,200,000	Federal Home Loan Banks
	5.625%, 06/11/2021	1,375,415
	Federal Home Loan Mortgage Corp.
1,000,000	Series 2590, 5.000%, 03/15/2018	1,082,153
838,486	Series 2329, 6.500%, 06/15/2031	918,060
469,927	Series 2338, 6.500%, 07/15/2031	522,966
	Federal National Mortgage Association
1,600,000	5.375%, 06/12/2017	1,826,835
317,953	Series 2004-71, 0.000%,
	04/25/2034 (Acquired 04/07/2006,
	Cost $39,505) (d)(i)(k)	3,233
1,200,000	Tennessee Valley Authority
	4.375%, 06/15/2015	1,312,265

	Total U.S. Government Agency Issues
	(Cost $6,840,650)	7,040,927

	U.S. TREASURY OBLIGATIONS - 16.69%
	U.S. Treasury Bonds - 3.17%
2,102,958	2.375%, 01/15/2025 (h)	2,365,992
1,965,654	2.375%, 01/15/2027 (h)	2,193,701
700,000	5.000%, 05/15/2037	760,703
4,400,000	4.375%, 05/15/2040	4,302,390
6,615,000	3.875%, 08/15/2040	5,920,425
2,600,000	4.250%, 11/15/2040	2,487,064
402,252	2.125%, 02/15/2041 (h)	426,796
	U.S. Treasury Notes - 13.52%
1,886,167	2.375%, 04/15/2011 (h) (l)	1,887,571
6,400,000	1.375%, 01/15/2013	6,476,749
5,300,000	0.625%, 02/28/2013	5,287,789
4,800,000	1.250%, 02/15/2014	4,803,749
12,000,000	1.250%, 03/15/2014	11,998,152
15,640,000	2.000%, 01/31/2016	15,528,815
7,600,000	2.125%, 02/29/2016	7,577,436
1,000,000	2.625%, 01/31/2018	986,172
3,400,000	2.625%, 11/15/2020	3,173,155
553,696	1.125%, 01/15/2021 (h)	562,477
20,115,000	3.625%, 02/15/2021 (b)	20,404,153

	Total U.S. Treasury Obligations
	(Cost $97,470,788)	97,143,289

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

Number of Shares		Value

	WARRANTS - 0.00%
	Warrant - 0.00%
272	Semgroup Corp. (a)
	Expiration: November, 2014,
	Exercise Price: $1.00
	(Acquired 12/07/2009,
	Cost $0) (d)	$2,788

	Total Warrants (Cost $0)	2,788

	SHORT TERM INVESTMENTS - 27.68%
	Money Market Funds - 0.63%
3,702,738	Federated Prime Obligations Fund
	Effective Yield, 0.17% (e)	3,702,738

Principal Amount

	Repurchase Agreement - 19.66%
$114,400,000	Merrill Lynch Repurchase Agreement
	Agreement 04/01/2011 at 0.150%
	(Collateralized by various U.S.
	Government Agency Issues,
	value $116,256,945,
	4.500% to 5.000%,
	01/01/2025 to 04/01/2041)	114,400,000

	U.S. Treasury Bills - 7.39%
	U.S. Treasury Bills
13,000,000	Effective Yield, 0.035%, 06/16/20111	12,998,219
30,000,000	Effective Yield, 0.030%, 06/23/2011	29,994,660

	Total Short Term Investments
	(Cost $161,094,214)	161,095,617

Number of Shares

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 0.06%
	Money Market Funds - 0.02%
79,316	Mount Vernon Prime Portfolio	79,316
	Effective Yield, 0.265%
4,931	Reserve Primary Fund (j)	88

		79,404

Principal Amount		Value

	Cash - 0.04%
$258,373	Cash		$258,373

	Total Cash (Cost $258,373)		258,373

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $341,944)		337,777

	Total Investments
	(Cost $622,501,437) - 107.18%		623,727,362
	Liabilities in Excess of
	Other Assets - (7.18)%	.	(41,786,400)

	TOTAL NET ASSETS - 100.00%		$581,940,962

Percentages are stated as a percent of net assets.
(a)	Non-Income producing.
(b)	All or portion of this security is on loan.
(c)

Restriced securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $20,254,038, which represents 3.48% of total net assets.

(d)

Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund’s liquidity guidelines. The value of thses securities total $4,195,547, which represents 0.72% of total net assets.

(e)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2011.
(f)	Non-income producing. Item identified as in default as to payment of interest.
(g)	Security purchased on a when-issued basis. On March 31, 2011, the total value of investments purchased on a when-issued basis was $72,357,179 or 12.43% of total net assets.
(h)	Represents a U.S. Treasury Inflation protected Security.
(i)

Represents an interest only security that entitles holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgage. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at March 31, 2011. The securities are illiquid and total $3,821,474, which represents 0.66% of net assets.

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011

(j)	As of March 31, 2011, the Advisor has fair valued this security and deemed it illiquid. (unaudited) The value of this security was $88 which represents 0.00% of total net assets.
(k)	Zero coupon bond.
(l)	Partially assigned as collateral for certain futures contracts.

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS March 31, 2011

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation/ (Depreciation)

4/11/2011	U.S. Dollars	1,929,529	Brazil Real	3,324,000	$(101,883)
4/1/2011	U.S. Dollars	2,054,091	European Monetary Unit	1,517,709	(96,779)
4/11/2011	Brazilian Real	2,737,064	U.S. Dollars	1,637,000	35,715
4/1/2011	European Monetary Unit	1,517,709	U.S. Dollars	2,139,366	11,504
5/12/2011	European Monetary Unit	71,119	U.S. Dollars	100,100	608

					$(150,835)

GuideMarkSM Core Fixed Income Fund SCHEDULE OF OPEN FUTURES CONTRACTS March 31, 2010

Description	Number of Contracts Purchased	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)

Eurodollar 90 Day Futures	5	$1,245,500	Jun-11	$34,244
Eurodollar 90 Day Futures	5	1,244,250	Sep-11	36,545
Eurodollar 90 Day Futures	5	1,242,438	Dec-11	38,142
U.S. Treasury 2 Year Note Futures	131	28,574,375	Jun-11	23,013
U.S. Treasury 5 Year Note Futures	325	37,956,444	Jun-11	(284,415)
U.S. Treasury 10 Year Note Futures	202	24,044,312	Jun-11	(166,602)
U.S. Treasury Long Bond Futures	12	1,442,250	Jun-11	(9,051)
U.S. Treasury Ultra Bond Futures	87	10,749,938	Jun-11	26,776

				$(301,348)

See notes to financial statements.

GuideMarkSM Funds
STATEMENTS OF ASSETS & LIABILITIES
March 31, 2011

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund

ASSETS:
Investments, at value (cost $152,412,732,
$146,539,615 and $30,998,464,
respectively)	$211,292,742	$200,076,907	$42,801,284
Cash	—	3,217	879
Income receivable	169,225	380,499	32,564
Receivable for fund shares sold	7,682	7,480	3,066
Other assets	32,301	26,377	18,740

Total Assets	211,501,950	200,494,480	42,856,533

LIABILITIES:
Payable to securities lending agent (See Note 6)	20,508	23,460	6,386
Payable for fund shares redeemed	4,364	118	27
Payable to Investment Advisor	156,577	163,590	25,255
Payable to Custodian	11,243	3,798	3,048
Payable for dividend withholding tax	—	533	—
Other accrued expenses	180,070	170,640	73,028

Total Liabilities	372,762	362,139	107,744

NET ASSETS	$211,129,188	$200,132,341	$42,748,789

NET ASSETS CONSIST OF:
Capital stock	252,388,675	353,931,790	63,862,101
Unrealized appreciation on investments	58,880,010	53,537,292	11,802,820
Accumulated undistributed net investment income	1,129	499,075	54,113
Accumulated undistributed net realized loss	(100,140,626)	(207,835,816)	(32,970,245)

Total Net Assets	$211,129,188	$200,132,341	$42,748,789

Shares outstanding (unlimited shares of no par
value authorized)	21,142,727	24,064,902	3,682,050
Net asset value, offering and redemption price
per share	$9.99	$8.32	$11.61

See notes to financial statements.

GuideMarkSM Funds
STATEMENTS OF ASSETS & LIABILITIES (Continued)
March 31, 2011

	World ex-US Fund	Tax-Exempt Fixed Income Fund	Core Fixed Income Fund

ASSETS:
Investments, at value (cost $242,253,184,
$167,385,686 and $508,101,437, respectively)[1]	$268,850,463	$168,112,590	$509,327,362
Repurchase Agreements (cost $0, $0 and
$114,400,000, respectively)	—	—	114,400,000
Foreign currencies (cost $350,284, $0 and $0,
respectively)	350,231	—	—
Cash	—	948,259	117,159
Income receivable	939,207	1,502,994	2,763,481
Receivable for dividend reclaims	392,370	—	—
Receivable for investment securities and foreign
currencies sold	—	9,212	40,743,212
Receivable for fund shares sold	9,846	—	30,700
Receivable from securities lending agent (See Note 6)	—	—	55,942
Other assets	31,853	53,900	115,233

Total Assets	270,573,970	170,626,955	667,553,089

LIABILITIES:
Depreciation of forward foreign currency contracts	—	—	150,835
Payable for collateral on securities loaned	5,588	—	398,562
Payable for investment securities purchased	—	—	84,209,261
Payable for fund shares redeemed	124	—	23,690
Payable for deposits with brokers for futures and
options	—	—	20,708
Payable to Investment Advisor	218,561	129,836	369,749
Variation margin on futures contracts	—	—	6,383
Payable to Custodian	348,357	4,489	21,959
Payable for dividend withholding tax	82,479	—	—
Other accrued expenses	216,792	162,486	410,980

Total Liabilities	871,901	296,811	85,612,127

NET ASSETS	$269,702,069	$170,330,144	$581,940,962

NET ASSETS CONSIST OF:
Capital stock	456,304,866	177,233,625	593,898,609
Unrealized appreciation (depreciation) on:
Investments	26,597,279	726,904	1,225,926
Foreign currencies	(53)	—	—
Forward currency exchange contracts	—	—	(150,835)
Futures contracts	—	—	(301,348)
Accumulated undistributed net investment income	2,790,644	84,703	721,349
Accumulated undistributed net realized loss	(215,990,667)	(7,715,088)	(13,452,739)

Total Net Assets	$269,702,069	$170,330,144	$581,940,962

Shares outstanding (unlimited shares of no par value
authorized)	32,143,121	15,968,664	62,144,621
Net asset value, offering and redemption price
per share	$8.39	$10.67	$9.36

[1]Includes loaned securities with a market value of:	$—	$—	$390,410

See notes to financial statements.

GuideMarkSM Funds
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2011

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund

INVESTMENT INCOME:
Dividend income (net of withholding tax of $2,977,
$1,682 and $0, respectively)	$2,609,633	$4,835,038	$425,783
Interest income	4,065	7,524	1,669

Total investment income	2,613,698	4,842,562	427,452

EXPENSES:
Investment advisory fees	1,879,381	1,787,830	405,110
Distribution (12b-1) fees	494,574	470,481	101,277
Shareholder servicing fees	118,698	112,916	24,307
Administration fees	75,258	70,747	15,481
Legal fees	77,927	68,985	29,046
Custody fees	38,252	23,890	19,930
Directors’ fees and expenses	31,237	29,284	6,149
Reports to shareholders	27,442	23,290	14,307
Fund accounting fees	38,224	34,998	12,649
Audit and tax fees	32,982	33,010	29,697
Federal and state registration fees	21,923	22,043	19,626
Transfer agent fees and expenses	15,426	15,436	12,726
Insurance fees	9,916	9,693	2,215
Compliance fees	6,123	5,865	1,256

Total expenses	2,867,363	2,708,468	693,776

Expense reimbursement by Advisor (See Note 3)	—	—	(32,192)
Less securities lending credit (See Note 6)	(42,821)	(36,528)	(17,459)

Net expenses	2,824,542	2,671,940	644,125

Net investment income (loss)	(210,844)	2,170,622	(216,673)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments	14,403,372	3,487,047	4,229,166
Net change in unrealized appreciation on investments	19,790,807	17,203,674	4,286,200

Net realized and unrealized gain	34,194,179	20,690,721	8,515,366

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$33,983,335	$22,861,343	$8,298,693

See notes to financial statements.

GuideMarkSM Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended March 31, 2011

	World ex-US Fund	Tax-Exempt Fixed Income Fund	Core Fixed Income Fund

INVESTMENT INCOME:
Dividend income (net of withholding tax of $757,162, $0 and $22,714, respectively)	$7,226,957	$—	$46,117
Interest income	12,743	8,557,061	19,731,841

Total investment income	7,239,700	8,557,061	19,777,958

EXPENSES:
Investment advisory fees	2,417,908	1,507,982	4,260,381
Distribution (12b-1) fees	636,291	471,245	1,420,127
Shareholder servicing fees	162,353	120,104	362,316
Administration fees	95,209	72,791	214,937
Legal fees	98,860	63,410	191,759
Custody fees	166,730	22,989	123,091
Directors’ fees and expenses	40,427	27,274	85,410
Reports to shareholders	37,956	22,591	60,593
Fund accounting fees	74,412	51,534	244,992
Audit and tax fees	31,887	27,482	37,390
Federal and state registration fees	26,774	22,656	33,595
Transfer agent fees and expenses	15,165	14,918	21,619
Insurance fees	12,070	9,861	28,622
Compliance fees	8,152	5,053	18,754

Total expenses	3,824,194	2,439,890	7,103,586

Expense reimbursement by Advisor (See Note 3)	—	(8,268)	—
Less securities lending credit (See Note 6)	—	—	(65,781)

Net expenses	3,824,194	2,431,622	7,037,805

Net investment income	3,415,506	6,125,439	12,740,153

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	12,496,335	(116,442)	(10,285,328)
Written options	—	—	4,297
Foreign currencies	(369,021)	—	9,981
Forward currency exchange contracts	(69,574)	—	(643,212)
Futures contracts	—	—	1,841,162

Total	12,057,740	(116,442)	(9,073,100)

Net change in unrealized appreciation (depreciation) on:
Investments	(328,896)	(4,266,163)	27,311,829
Written options	—	—	2,671
Foreign currencies	(23,864)	—	13,171
Forward currency contracts	—	—	(181,107)
Forward sale commitments	—	—	(1,827)
Futures contracts	—	—	(329,839)

Total	(352,760)	(4,266,163)	26,814,898

Net realized and unrealized gain (loss)	11,704,980	(4,382,605)	17,741,798

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,120,486	$1,742,834	$30,481,951

See notes to financial statements.

GuideMarkSM Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Growth Fund		Large Cap Value Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

OPERATIONS:
Net investment income (loss)	$(210,844)	$312,348	$2,170,622	$2,779,177
Net realized gain (loss) on investment transactions	14,403,372	4,409,401	3,487,047	(2,108,925)
Change in unrealized appreciation on investments	19,790,807	83,338,456	17,203,674	91,198,734

Net increase in net assets resulting from operations	33,983,335	88,060,205	22,861,343	91,868,986

CAPITAL SHARE TRANSACTIONS:
Shares sold	34,064,790	44,507,131	35,157,092	47,486,766
Shares issued to holders in reinvestment of dividends	—	436,737	2,263,928	3,205,994
Shares redeemed	(64,847,160)	(128,118,332)	(58,513,846)	(118,909,177)

Net decrease	(30,782,370)	(83,174,464)	(21,092,826)	(68,216,417)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(312,348)	(2,264,115)	(3,205,994)
Return of capital	—	(124,389)	—	—

Total dividends and distributions	—	(436,737)	(2,264,115)	(3,205,994)

INCREASE (DECREASE) IN NET ASSETS	3,200,965	4,449,004	(495,598)	20,446,575
NET ASSETS:
Beginning of year	$207,928,223	$203,479,219	$200,627,939	$180,181,364

End of year (including undistributed net investment income of $1,129, $3,154, $499,075 and $592,543, respectively)	$211,129,188	$207,928,223	$200,132,341	$200,627,939

CHANGES IN SHARES OUTSTANDING
Shares sold	3,927,474	6,098,350	4,692,536	7,400,493
Shares issued to holders in reinvestment of dividends	—	54,456	289,505	449,019
Shares redeemed	(7,499,745)	(17,316,881)	(7,874,002)	(18,007,928)

Net decrease	(3,572,271)	(11,164,075)	(2,891,961)	(10,158,416)

See notes to financial statements.

GuideMarkSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

OPERATIONS:
Net investment income (loss)	$(216,673)	$10,344	$3,415,506	$5,210,496
Net realized gain (loss) on investment transactions	4,229,166	(3,476,667)	12,057,740	8,671,862
Change in unrealized appreciation (depreciation) on investments	4,286,200	29,747,497	(352,760)	74,687,118

Net increase in net assets resulting from operations	8,298,693	26,281,174	15,120,486	88,569,476

CAPITAL SHARE TRANSACTIONS:
Shares sold	6,604,384	10,261,480	66,226,573	80,322,291
Shares issued to holders in reinvestment of dividends	—	132,181	4,261,966	6,512,687
Shares redeemed	(14,803,776)	(39,072,820)	(81,264,833)	(122,609,399)

Net decrease	(8,199,392)	(28,679,159)	(10,776,294)	(35,774,421)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(10,573)	(4,263,692)	(6,512,687)
Return of capital	—	(121,608)	—	—

Total dividends and distributions	—	(132,181)	(4,263,692)	(6,512,687)

INCREASE (DECREASE) IN NET ASSETS	99,301	(2,530,166)	80,500	46,282,368
NET ASSETS:
Beginning of year	$42,649,488	$45,179,654	$269,621,569	$223,339,201

End of year (including undistributed net investment income of $54,113, $124,604, $2,790,644 and $4,075,917, respectively)	$42,748,789	$42,649,488	$269,702,069	$269,621,569

CHANGES IN SHARES OUTSTANDING
Shares sold	662,601	1,379,226	8,486,413	10,502,217
Shares issued to holders in reinvestment of dividends	—	15,388	532,081	806,026
Shares redeemed	(1,487,757)	(4,821,360)	(10,523,609)	(16,141,843)

Net decrease	(825,156)	(3,426,746)	(1,505,115)	(4,833,600)

See notes to financial statements.

GuideMarkSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Tax-Exempt Fixed Income Fund		Core Fixed Income Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

OPERATIONS:
Net investment income	$6,125,439	$6,285,614	$12,740,153	$20,182,608
Net realized gain (loss) on investment transactions	(116,442)	277,209	(9,073,100)	(1,787,494)
Change in unrealized appreciation (depreciation) on investments	(4,266,163)	11,510,912	26,814,898	75,677,641

Net increase in net assets resulting from operations	1,742,834	18,073,735	30,481,951	94,072,755

CAPITAL SHARE TRANSACTIONS:
Shares sold	51,372,371	85,249,245	187,560,080	229,127,655
Shares issued to holders in reinvestment of dividends	6,257,986	6,165,984	14,828,487	19,827,926
Shares redeemed	(78,112,852)	(101,573,939)	(184,064,092)	(279,687,960)

Net increase (decrease)	(20,482,495)	(10,158,710)	18,324,475	(30,732,379)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(6,259,146)	(6,165,984)	(14,829,215)	(19,828,054)

Total dividends and distributions	(6,259,146)	(6,165,984)	(14,829,215)	(19,828,054)

INCREASE (DECREASE) IN NET ASSETS	(24,998,807)	1,749,041	33,977,211	43,512,322
NET ASSETS:
Beginning of year	$195,328,951	$193,579,910	$547,963,751	$504,451,429

End of year (including undistributed net investment income of $84,703, $218,410, $721,349 and $2,289,729, respectively)	$170,330,144	$195,328,951	$581,940,962	$547,963,751

CHANGES IN SHARES OUTSTANDING
Shares sold	4,655,458	7,880,178	19,988,828	26,228,305
Shares issued to holders in reinvestment of dividends	571,371	569,272	1,588,021	2,270,155
Shares redeemed	(7,109,822)	(9,440,467)	(19,635,589)	(31,956,596)

Net increase (decrease)	(1,882,993)	(991,017)	1,941,260	(3,458,136)

See notes to financial statements.

GuideMarkSM Funds
FINANCIAL HIGHLIGHTS

	Large Cap Growth Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 8.41	$ 5.67	$ 8.81	$ 9.62	$ 9.95

Income from investment operations:
Net investment income (loss)	(0.01)	0.01	0.00	(0.01)	(0.02)
Net realized and unrealized gains (losses) on investments	1.59	2.75	(3.14)	(0.30)	(0.06)

Total from investment operations	1.58	2.76	(3.14)	(0.31)	(0.08)

Less distributions:
Dividends from net investment income	—	(0.01)	—	—	—
Dividends from net realized gains	—	—	— *	(0.50)	(0.25)
Return of capital	—	(0.01)	—	—	—

Total distributions	—	(0.02)	—	(0.50)	(0.25)

Net asset value, end of year	$ 9.99	$ 8.41	$ 5.67	$ 8.81	$ 9.62

Total return	18.79%	48.60%	–35.63%	–3.88%	–0.80%

Supplemental data and ratios:
Net assets, end of year	$211,129,188	$207,928,223	$203,479,219	$649,307,452	$753,638,303

Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.45%	1.46%	1.40%	1.33%	1.33%
After expense reimbursement (recapture) and securities lending credit	1.43%	1.41%	1.27%	1.28%	1.31%

Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	–0.13%	0.09%	–0.15%	–0.15%	–0.27%
After expense reimbursement (recapture) and securities lending credit	–0.11%	0.14%	–0.02%	–0.10%	–0.25%

Portfolio turnover rate	63.33%	69.83%	98.67%	62.86%	142.66%

*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds
FINANCIAL HIGHLIGHTS

	Large Cap Value Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 7.44	$ 4.85	$ 9.85	$ 12.34	$ 11.77

Income from investment operations:
Net investment income	0.09	0.10	0.19	0.15	0.14
Net realized and unrealized gains (losses) on investments	0.88	2.60	(4.99)	(1.55)	1.67

Total from investment operations	0.97	2.70	(4.80)	(1.40)	1.81

Less distributions:
Dividends from net investment income	(0.09)	(0.11)	(0.20)	(0.14)	(0.14)
Dividends from net realized gains	—	—	— *	(0.95)	(1.10)

Total distributions	(0.09)	(0.11)	(0.20)	(1.09)	(1.24)

Net asset value, end of year	$ 8.32	$ 7.44	$ 4.85	$ 9.85	$ 12.34

Total return	13.15%	55.37%	–48.85%	–12.23%	15.32%

Supplemental data and ratios:
Net assets, end of year	$200,132,341	$200,627,939	$180,181,364	$574,388,589	$682,408,978

Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.44%	1.44%	1.38%	1.33%	1.32%
After expense reimbursement (recapture) and securities lending credit	1.42%	1.40%	1.22%	1.28%	1.28%

Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.13%	1.27%	1.60%	1.16%	1.00%
After expense reimbursement (recapture) and securities lending credit	1.15%	1.31%	1.76%	1.21%	1.04%

Portfolio turnover rate	16.35%	26.85%	58.45%	40.54%	30.25%

*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds
FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 9.46	$ 5.69	$ 9.24	$ 11.95	$ 14.41

Income from investment operations:
Net investment income (loss)	(0.05)	0.01	0.08	0.08	0.31
Net realized and unrealized gains (losses) on investments	2.20	3.78	(3.56)	(2.36)	0.81

Total from investment operations	2.15	3.79	(3.48)	(2.28)	1.12

Less distributions:
Dividends from net investment income	—	— *	(0.07)	(0.08)	(0.31)
Dividends from net realized gains	—	—	—	(0.35)	(3.27)
Return of capital	—	(0.02)	— *	— *	—

Total distributions	—	(0.02)	(0.07)	(0.43)	(3.58)

Net asset value, end of year	$ 11.61	$ 9.46	$ 5.69	$ 9.24	$ 11.95

Total return	22.73%	66.39%	–37.59%	–19.47%	7.63%

Supplemental data and ratios:
Net assets, end of year	$42,748,789	$42,649,488	$45,179,654	$99,548,384	$110,079,540

Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.71%	1.67%	1.59%	1.48%	1.47%
After expense reimbursement (recapture) and securities lending credit	1.59%	1.59%	1.28%	1.40%	1.41%

Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	–0.66%	–0.06%	0.58%	0.61%	1.68%
After expense reimbursement (recapture) and securities lending credit	–0.54%	0.02%	0.89%	0.69%	1.75%

Portfolio turnover rate	44.75%	52.31%	65.97%	127.62%	174.94%

*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds
FINANCIAL HIGHLIGHTS

	World ex-US Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 8.01	$ 5.80	$ 11.96	$ 14.73	$ 14.06

Income from investment operations:
Net investment income	0.11	0.20	0.25	0.13	0.16
Net realized and unrealized gains (losses) on investments	0.40	2.22	(6.26)	(0.44)	2.24

Total from investment operations	0.51	2.42	(6.01)	(0.31)	2.40

Less distributions:
Dividends from net investment income	(0.13)	(0.21)	(0.07)	(0.14)	(0.18)
Dividends from net realized gains	—	—	(0.08)	(2.32)	(1.55)

Total distributions	(0.13)	(0.21)	(0.15)	(2.46)	(1.73)

Net asset value, end of year	$ 8.39	$ 8.01	$ 5.80	$ 11.96	$ 14.73

Total return	6.48%	41.68%	–50.42%	–3.85%	17.65%

Supplemental data and ratios:
Net assets, end of year	$269,702,069	$269,621,569	$223,339,201	$681,622,030	$779,422,324

Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.50%	1.53%	1.53%	1.43%	1.39%
After expense reimbursement (recapture) and securities lending credit	1.50%	1.53%	1.52%	1.42%	1.37%

Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.34%	2.01%	1.94%	0.87%	0.95%
After expense reimbursement (recapture) and securities lending credit	1.34%	2.01%	1.95%	0.88%	0.97%

Portfolio turnover rate	47.34%	65.33%	144.98%	119.13%	89.16%

See notes to financial statements.

GuideMarkSM Funds
FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 10.94	$ 10.27	$ 10.64	$ 10.92	$ 10.77

Income from investment operations:
Net investment income	0.36	0.36	0.34	0.31	0.27
Net realized and unrealized gains (losses) on investments	(0.26)	0.66	(0.37)	(0.28)	0.15

Total from investment operations	0.10	1.02	(0.03)	0.03	0.42

Less distributions:
Dividends from net investment income	(0.37)	(0.35)	(0.34)	(0.31)	(0.27)
Dividends from net realized gains	—	—	—	—	—

Total distributions	(0.37)	(0.35)	(0.34)	(0.31)	(0.27)

Net asset value, end of year	$ 10.67	$ 10.94	$ 10.27	$ 10.64	$ 10.92

Total return	0.89%	10.06%	–0.25%	0.28%	3.92%

Supplemental data and ratios:
Net assets, end of year	$170,330,144	$195,328,951	$193,579,910	$257,440,133	$247,841,846

Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.29%	1.30%	1.30%	1.23%	1.28%
After expense reimbursement (recapture)	1.29%	1.29%	1.29%	1.23%	1.28%

Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	3.25%	3.30%	3.09%	2.93%	2.53%
After expense reimbursement (recapture)	3.25%	3.31%	3.10%	2.93%	2.53%

Portfolio turnover rate	38.01%	57.44%	44.37%	66.26%	50.36%

See notes to financial statements.

GuideMarkSM Funds
FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 9.10	$ 7.92	$ 9.20	$ 9.27	$ 9.11

Income from investment operations:
Net investment income	0.21	0.33	0.41	0.41	0.38
Net realized and unrealized gains (losses) on investments	0.29	1.17	(1.11)	(0.06)	0.15

Total from investment operations	0.50	1.50	(0.70)	0.35	0.53

Less distributions:
Dividends from net investment income	(0.24)	(0.32)	(0.40)	(0.41)	(0.37)
Dividends from net realized gains	—	—	(0.18)	(0.01)	—

Total distributions	(0.24)	(0.32)	(0.58)	(0.42)	(0.37)

Net asset value, end of year	$ 9.36	$ 9.10	$ 7.92	$ 9.20	$ 9.27

Total return	5.58%	19.21%	–7.57%	3.87%	5.96%

Supplemental data and ratios:
Net assets, end of year	$581,940,962	$547,963,751	$504,451,429	$804,085,918	$716,017,829

Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.25%	1.28%	1.26%	1.18%	1.16%
After expense reimbursement (recapture) and securities lending credit	1.24%	1.25%	1.18%	1.13%	1.14%

Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.23%	3.71%	4.54%	4.37%	4.14%
After expense reimbursement (recapture) and securities lending credit	2.24%	3.74%	4.62%	4.42%	4.16%

Portfolio turnover rate	485.40%	224.89%	261.77%	307.52%	280.55%

See notes to financial statements.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2011

1.	Organization

GuideMarkSM Funds (the “Trust”) (formerly, AssetMark Funds) is organized as a Delaware statutory trust under a Declaration of Trust dated January 2, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company (the “Funds”). The following funds are diversified: GuideMarkSM Large Cap Growth Fund, GuideMarkSM Large Cap Value Fund, GuideMarkSM Small/Mid Cap Core Fund, GuideMarkSM World ex-US Fund, GuideMarkSM Tax-Exempt Fixed Income Fund, and GuideMarkSM Core Fixed Income Fund. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Effective April 1, 2011, the Funds completed a restructuring to become the GuideMarkSM Funds. As of March 31, 2011, the AssetMark Small/Mid Cap Growth Fund, AssetMark Real Estate Securities Fund, AssetMark Enhanced Fundamental Index® Large Company Growth Fund, AssetMark Enhanced Fundamental Index® Large Company Value Fund, AssetMark Enhanced Fundamental Index® Small Company Growth Fund and AssetMark Enhanced Fundamental Index® Small Company Value Fund were liquidated. As of April 1, 2011, the GuideMarkSM Opportunistic Equity Fund commenced operations.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principals (“GAAP”).

(a) Investment Valuation

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term investments having a maturity of less than 60 days are valued at amortized cost.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation.

Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the Board of Trustees.

Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the period, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments. The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, corporate bonds, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain common stocks and convertible preferred stocks; and (3) certain over-the-counter derivative instruments, including forward currency contracts.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments. The Funds’ investments that were categorized as Level 3 include: (1) fair valued securities, including investments purchased as securities lending collateral and warrants.

Investments purchased as securities lending collateral and warrants are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2011:

GuideMarkSM Large Cap Growth Fund

	Level 1	Level 2	Level 3	Total

Common Stocks	$209,175,044	$—	$—	$209,175,044
Short Term Investments	2,117,333	—	—	2,117,333
Investments Purchased as Securities Lending Collateral	—	—	365	365

Total Investments in Securities	$211,292,377	$—	$365	$211,292,742

There were no significant transfers in or out of Levels 1 and 2 during the year ended March 31, 2011.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2010	$6,799,634
Accrued discounts/(amortization of premiums), net	—
Realized loss	(5,262,474)
Change in unrealized appreciation	5,361,994
Net sales	(6,898,789)
Transfers in (out) of Level 3	—

Balance as of Mach 31, 2011	$365

Change in unrealized appreciation during the period
for Level 3 investments held at March 31, 2011.	$99,520

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

GuideMarkSM Large Cap Value Fund

	Level 1	Level 2	Level 3	Total

Common Stocks	$194,780,440	$—	$—	$194,780,440
Real Estate Investment Trusts	3,640,295	—	—	3,640,295
Short Term Investments	1,655,754	—	—	1,655,754
Investments Purchased as Securities Lending Collateral	—	—	418	418

Total Investments in Securities	$200,076,489	$—	$418	$200,076,907

There were no significant transfers in or out of Levels 1 and 2 during the year ended March 31, 2011.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2010	$6,234,228
Accrued discounts/(amortization of premiums), net	—
Realized loss	(4,824,886)
Change in unrealized appreciation	4,938,755
Net sales	(6,347,679)
Transfers in (out) of Level 3	—

Balance as of March 31, 2011	$418

Change in unrealized appreciation during the period
for Level 3 investments held at March 31, 2011.	$113,869

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

GuideMarkSM Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total

Common Stocks	$39,043,628	$—	$—	$39,043,628
Real Estate Investment Trusts	3,326,779	—	—	3,326,779
Short Term Investments	430,763	—	—	430,763
Investments Purchased as Securities Lending Collateral	—	—	114	114

Total Investments in Securities	$42,801,170	$—	$114	$42,801,284

There were no significant transfers in or out of Levels 1 and 2 during the year ended March 31, 2011.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2010	$971,026
Accrued discounts/(amortization of premiums), net	—
Realized loss	(751,510)
Change in unrealized appreciation	782,488
Net sales	(1,001,890)
Transfers in (out) of Level 3	—

Balance as of March 31, 2011	$114

Change in unrealized appreciation during the period
for Level 3 investments held at March 31, 2011.	$30,978

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

GuideMarkSM World ex-US Fund

	Level 1	Level 2	Level 3	Total

Common Stocks	$10,210,155	$256,221,998	$—	$266,432,153
Preferred Stocks	2,418,210	—	—	2,418,210
Investments Purchased as Securities Lending Collateral	—	—	100	100

Total Investments in Securities	$12,628,365	$256,221,998	$100	$268,850,463

There were no significant transfers in or out of Levels 1 and 2 during the year ended March 31, 2011.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2010	$983,317
Accrued discounts/(amortization of premiums), net	—
Realized loss	(761,023)
Change in unrealized appreciation	788,150
Net sales	(1,010,344)
Transfers in (out) of Level 3	—

Balance as of March 31, 2011	$100

Change in unrealized appreciation during the period for Level 3 investments held at March 31, 2011.	$27,127

GuideMarkSM Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$115,097,488	$—	$115,097,488
Short Term Investments	53,015,102	—	—	53,015,102

Total Investments in Securities	$53,015,102	$115,097,488	$—	$168,112,590

There were no significant transfers in or out of Levels 1 and 2 during the year ended March 31, 2011.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

GuideMarkSM Core Fixed Income Fund	Level 1	Level 2	Level 3	Total

Equity
Common Stocks	$7,293	$—	$—	$7,293
Convertible Preferred Stocks	—	101,633	—	101,633
Preferred Stocks	508,686	—	—	508,686

Total Equity	515,979	101,633	—	617,612
Fixed Income
Asset Backed Securities	—	12,055,105	—	12,055,105
Collateralized Mortgage Obligations	—	32,947,142	—	32,947,142
Corporate Bonds	—	146,559,367	—	146,559,367
Foreign Government Note/Bond	—	3,343,524	—	3,343,524
Mortgage Backed Securities - U.S. Government Agency	—	152,004,345	—	152,004,345
Municipal Bonds	—	6,742,921	—	6,742,921
Supranational Obligations	—	3,836,948	—	3,836,948
U.S. Government Agency Issues	—	7,040,927	—	7,040,927
U.S. Treasury Obligations	—	97,143,289	—	97,143,289

Total Fixed Income	—	461,673,568	—	461,673,568
Warrants	2,788	—	—	2,788
Short Term Investments	3,702,738	157,392,879	—	161,095,617
Investments Purchased as Securities Lending Collateral	337,689	—	88	337,777

Total Investments in Securities	$4,559,194	$619,168,080	$88	$623,727,362

Other Financial Instruments*
Forward Currency Contracts	$—	$(150,835)	$—	$(150,835)
Futures, net	(301,348)	—	—	(301,348)

Total	$(301,348)	$(150,835)	$—	$(452,183)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts and futures, which are reflected at the unrealized appreciation (depreciation) on the instrument. All derivatives are reflected at the unrealized appreciation (depreciation) on the instrument.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2010	$8,436,540
Accrued discounts, net	—
Realized loss	(9,452,182)
Change in unrealized appreciation	10,267,842
Net sales	(8,491,680)
Transfers out of Level 3	(760,432)

Balance as of March 31, 2011	$88

Change in unrealized appreciation during the period for Level 3 investments held at March 31, 2011.	$517,232

There were no significant transfers in or out of Levels 1 and 2 during the year ended March 31, 2011. Transfers were made out of Level 3 because observable inputs became available and reliable by the Fund’s pricing service.

Derivative Instruments and Hedging Activities

The Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

GuideMarkSM Core Fixed Income Fund

During the period, the Fund used money market and fixed income derivatives including futures, forwards, and options for both hedging and investment purposes, primarily duration management and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on 90-day Eurodollars: short, medium, and long-term U.S. debt, medium and long-term German debt, long-term Australian debt, and long-term debt of the United Kingdom. Forward contracts were also used during the period, both on foreign currencies as well as forward purchase commitments, such as TBAs, on fixed income instruments. Option positions previously established in a prior period were present in the Fund during the period, but no new option contracts were entered into during the period. In addition, there were no outstanding option contracts at the Fund’s fiscal year-end.

In general, the use of derivatives may increase risk within the Fund. The use of over-the-counter derivatives such as forwards involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Fund may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Fund was pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as a Fund may receive returns (or suffer losses) exceeding the initial amounts the Fund committed in connection with the derivatives. The use of derivatives can result in losses or gains to a Fund exceeding the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund.

Balance Sheet — Values of Derivative Instruments as of March 31, 2011

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value

Foreign Exchange Contracts — Forward Currency Contracts	Appreciation of forward currency contracts	$47,827	Depreciation of forward currency contracts	$198,662

Interest Rate Contracts — Futures*	Variation margin on futures contracts	$158,720	Variation margin on futures contracts	$460,068

Total		$206,547		$658,730

*    Includes cumulative appreciation/depreciation as reported in Schedule of Investments/footnotes. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Written Options	Futures	Forward Currency Contracts	Total

Interest Rate Contracts	$4,297	$1,841,162	$—	$1,845,459
Foreign Exchange Contracts	—	—	(643,212)	$(643,212)

Total	$4,297	$1,841,162	$(643,212)	$1,202,247

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Written Options	Futures	Forward Currency Contracts	Total

Interest Rate Contracts	$2,671	$(329,839)	$—	$(327,168)
Foreign Exchange Contracts	—	—	$(181,107)	$(181,107)

Total	$2,671	$(329,839)	$(181,107)	$(508,275)

The average monthly market value of written options during the year ended March 31, 2011 for the Core Fixed Income Fund was $1,878.

GuideMarkSM Funds NOTES TO FINANCIAL STATEMENTS (Continued) March 31, 2011

The average monthly notional amount of futures and forwards during the year ended March 31, 2011 were as follows:

Long Positions	GuideMarkSM Core Fixed Income Fund

Futures	$81,919,687
Forwards	$ 7,768,395

Short Positions	GuideMarkSM Core Fixed Income Fund

Futures	$(5,755,366)
Forwards	$(1,763,383)

Derivative Risks

The risks of using the various types of derivatives in which the Fund may invest include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund; the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Fund may induce leverage in the Fund, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund.

(b)	Subsequent Events Evaluation.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(c)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. The Core Fixed Income Fund entered into repurchase agreements at March 31, 2011.

(d)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

GuideMarkSM Funds NOTES TO FINANCIAL STATEMENTS (Continued) March 31, 2011

(f)	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

(g)	Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust based on relative net assets.

(h)	Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

(i)	Distributions to shareholders

The Funds, with the exception of the Tax-Exempt Income Fund and Core Fixed Income Fund will distribute any net investment income at least annually. The Tax-Exempt Fixed Income Fund and Core Fixed Income Fund will distribute any net investment income quarterly. All of the Funds will distribute any net realized long or short-term capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(j)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange traded options, or the options are not exchange traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price

GuideMarkSM Funds NOTES TO FINANCIAL STATEMENTS (Continued) March 31, 2011

(the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Core Fixed Income Fund may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Core Fixed Income Fund may also purchase and write call and put options on such future contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Core Fixed Income Fund may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Core Fixed Income Fund may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

Swap agreements are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

During the period ended March 31, 2011, the Funds had no open or outstanding swap contracts.

(k)	Securities Purchased or Sold on a Forward-Commitment Basis

The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(l)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respected transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

GuideMarkSM Funds NOTES TO FINANCIAL STATEMENTS (Continued) March 31, 2011

(m)	Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(n)	Auction Rate Securities

The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund each may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this progress is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Neither Fund was invested in any auction rate securities at March 31, 2011.

(o)	Short Sales

Although not currently part of any of the Fund’s investment strategies, each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

	(p)	Trustee Compensation

For their services as Trustees of the Trust, the Independent Trustees receive a retainer fee of $45,000 per year and $4,500 per in person meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Lead Independent Trustee receives an additional retainer fee of $10,000 per year. The Audit Committee Chair receives an additional retainer fee of $5,000 per year. Telephonic meeting fees are determined according to the length of the meeting as follows: $2,000 for one to two hours, $3,000 for two to three hours and $4,000 for three hours or longer. The “interested persons” who serve as Trustees of the Trust receive no compensation from the Trust for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trust who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

3.	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with Genworth Financial Wealth Management, Inc. (the “Advisor”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Growth Fund	0.95%
Large Cap Value Fund	0.95%
Small/Mid Cap Core Fund	1.00%
World ex-US Fund	0.95%
Tax-Exempt Fixed Income Fund	0.80%
Core Fixed Income Fund	0.75%

In addition, the Trust and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually

GuideMarkSM Funds NOTES TO FINANCIAL STATEMENTS (Continued) March 31, 2011

agreed to: (1) waive 0.025% of each Fund’s annual advisory fee on Trust assets in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on Trust assets in excess of $12 billion, and (2) waive portions of its advisory fee monthly on aggregate average assets of the Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Core Fund, World ex-US Fund, Tax-Exempt Fixed Income Fund and Core Fixed Income Fund in excess of $2.5 billion to pass on certain savings in the underlying sub-advisory fee arrangements.

The Trust and Advisor have also entered into an Expense Waiver and Reimbursement Agreement under which the Advisor has agreed to waive, through July 31, 2011, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses do not exceed the following rates, based on each Fund’s average daily net assets:

Large Cap Growth Fund	1.49%
Large Cap Value Fund	1.49%
Small/Mid Cap Core Fund	1.59%
World ex-US Fund	1.59%
Tax-Exempt Fixed Income Fund	1.29%
Core Fixed Income Fund	1.29%

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extend actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee or expense was waived or reimbursed. As of March 31, 2011, the Large Cap Growth Fund, Large Cap Value Fund, World ex-US Fund and Core Fixed Income Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Small/Mid Cap Core Fund and Tax-Exempt Fixed Income Fund in order to keep these Funds at their expense cap. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2012	Year of Expiration 03/31/2013	Year of Expiration 03/31/2014

Small/Mid Cap
Core Fund	—	—	32,192
Tax-Exempt Fixed
Income Fund	12,723	32,625	21,611

Sub-advisory services are provided to the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

Effective April 1, 2011, the Funds began offering shares in multiple classes, made related changes to fee structures, and certain funds revised their investment policies. These changes are reflected in the Funds’ prospectus dated April 1, 2011.

4.	Distribution Plan

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Fund’s shares and servicing of the Fund’s shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the Genworth Financial Wealth Management Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided that facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the

GuideMarkSM Funds NOTES TO FINANCIAL STATEMENTS (Continued) March 31, 2011

12b-1 Plan for shareholder services that are unrelated to distribution services. Capital Brokerage Corp., an affiliate of the Advisor, serves as principal underwriter and distributor for the Funds. Quasar Distributors, LLC serves as sub-distributor for the Funds. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	Service and Custody Agreements

The Trust has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

6.	Securities Lending

Effective July 1, 2003 the Funds entered into a collective securities lending arrangement with U.S. Bank, N.A. (the “Custodian”). Under the term of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement. A portion of the fee to be paid to the Custodian in the fiscal year ended March 31, 2011 was waived.

As of March 31, 2011, the Funds (excluding the World ex-US and Tax-Exempt Fund) had loaned securities which were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending offset.

As of March 31, 2011, the values of securities loaned and collateral received were as follows:

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

	Value of Securities Loaned	Payable for Collateral on Securities Loaned	Collateral Excess (Deficit) due to (from) Securities Lending Agent	Cost of Securities Purchased as Securities Lending Collateral	Unrealized Depreciation	Value of Securities Purchased as Securities Lending Collateral

Large Cap
Growth Fund	$—	$—	$20,508	$17,692	$(17,327)	$365
Large Cap
Value Fund	—	—	23,460	20,243	(19,825)	418
Small/Mid Cap
Core Fund	—	—	6,386	5,507	(5,393)	114
World
ex-US Fund	—	—	5,588	4,823	(4,723)	100
Core Fixed
Income Fund	390,410	398,562	(55,942)	341,944	(4,167)	337,777

	$390,410	$398,562	$—	$390,209	$(51,435)	$338,774

7.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended March 31, 2011 are summarized below.

	Purchases	Sales

Large Cap Growth Fund	$123,851,263	$158,826,497
Large Cap Value Fund	30,081,860	49,968,996
Small/Mid Cap Core Fund	17,749,412	26,586,499
World ex-US Fund	117,929,780	127,004,552
Tax-Exempt Fixed
Income Fund	68,441,839	138,919,098
Core Fixed
Income Fund*	2,595,983,016	2,688,892,041

*	Included in these amounts were $608,529,408 of purchases and $577,956,068 of sales of U.S. Government Securities.

8.	Option Contracts Written

The premium amount and number of option contracts written during the year ended March 31, 2011 in the Core Fixed Income Fund, were as follows:

	Amount of Premiums	Number of Contracts

Outstanding at 3/31/10	$(11,060)	(20)
Options written	(30,451)	(44)
Options expired	—	—
Options exercised	—	—
Options closed	41,511	64

Outstanding at 3/31/11	$—-	—

9.	Other Tax Information

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

Net Investment Income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to net operating losses, foreign currency and the use of equalization. On the Statement of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock

Large Cap
Growth
Fund	$208,819	$3,453	$(212,272)
Large Cap
Value Fund	25	(25)	—
Small/Mid
Cap Core
Fund	146,182	(146,598)	416
World ex-US
Fund	(437,087)	437,087	—
Tax-Exempt
Fixed
Income
Fund	—	—	—
Core
Fixed
Income
Fund	520,682	(520,682)	—

The Funds intend to utilize provisions of the Federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring:

	3/31/16	3/31/17	3/31/18	3/31/19

Large Cap Growth Fund	—	$(36,044,202)	$(59,171,144)	—
Large Cap Value Fund	—	(53,157,378)	(146,948,668)	—
Small/Mid Cap Core Fund	—	(19,729,958)	(12,866,943)	—
World ex-US Fund	—	(73,593,482)	(139,582,037)	—
Tax-Exempt Fixed Income Fund	$(783,558)	(3,325,230)	(2,354,785)	—
Core Fixed Income Fund	—	—	(1,028,334)	—

Additionally, at March 31, 2011, the Funds deferred on a tax basis post-October 2010 losses as follows:

Large Cap Growth Fund	—
Large Cap Value Fund	—
Small/Mid Cap Core Fund	—
World ex-US Fund	$25,348	*
Tax-Exempt Fixed Income Fund	1,251,515
Core Fixed Income Fund	12,329,171

* Post-October 2010 currency loss deferral.

The tax components of distributions paid during the fiscal years ended March 31, 2011 and March 31, 2010 are as follows:

	Year Ended March 31, 2011

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital

Large Cap
Growth Fund	—	—	—
Large Cap
Value Fund	$2,264,115	—	—

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

	Year Ended March 31, 2011

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital

Small/Mid Cap
Core Fund	—	—	—
World ex-US
Fund	$4,263,692	—	—
Tax-Exempt Fixed
Income Fund*	6,259,146	—	—
Core Fixed
Income Fund	14,829,215	—	—

* Contains $6,135,871 of tax-exempt income for year ended 3/31/2011.

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2011.

	Year Ended March 31, 2010

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital

Large Cap
Growth Fund	$312,348	—	$124,389
Large Cap
Value Fund	3,205,994	—	—
Small/Mid Cap
Core Fund	10,573	—	121,608
World ex-US
Fund	6,512,687	—	—
Tax-Exempt Fixed
Income Fund*	6,165,984	—	—
Core Fixed
Income Fund	19,828,054	—	—

* Contains $6,036,958 of tax-exempt income for year ended 3/31/2010.

At March 31, 2011 the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund	World ex-US Fund	Tax-Exempt Fixed Income Fund	Core Fixed Income Fund

Cost of
Investments	$157,336,883	$154,269,385	$31,317,695	$245,068,332	$167,385,686	$508,606,950
Gross Unrealized
Appreciation	60,627,591	56,115,592	12,135,807	36,390,508	2,805,522	10,163,172
Gross Unrealized
Depreciation	(6,671,732)	(10,308,070)	(652,218)	(12,608,377)	(2,078,618)	(9,442,759)

Net Unrealized
Appreciation	53,955,859	45,807,522	11,483,589	23,782,131	726,904	720,413

Undistributed
Tax-Exempt
Ordinary Income	—	—	—	—	44,650	—
Undistributed
Ordinary Income	—	499,075	—	—	40,053	570,514
Undistributed
Long-Term
Cap Gains	—	—	—	2,815,992	—	—

Total Distributable
Earnings	—	499,075	—	2,815,992	84,703	570,514

Other Accumulated
Losses	(95,215,346)	(200,106,046)	(32,596,901)	(213,200,920)	(7,715,088)	(13,248,574)

Total Accumulated
Losses	$(41,259,487)	$(153,799,449)	$(21,113,312)	$(186,602,797)	$(6,903,481)	$(11,957,647)

GuideMarkSM Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of the GuideMark Funds:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the GuideMark Large Cap Growth Fund, GuideMark Large Cap Value Fund, GuideMark Small/Mid Cap Core Fund, GuideMark World ex-US Fund, GuideMark Tax-Exempt Fixed Income Fund, and GuideMark Core Fixed Income Fund (collectively referred to as the “Funds”), as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each the Funds as of March 31, 2011, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

[Signed] KPMG LLP

Milwaukee, WI
May 27, 2011

GuideMarkSM Funds
ADDITIONAL INFORMATION
March 31, 2011

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Large Cap Value Fund, World ex-US Fund and Core Fixed Income Fund designated 100%, 0% and 0%, respectively, of dividends during the fiscal year ended March 31, 2011, as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Large Cap Value Fund, World ex-US Fund and Core Fixed Income Fund designated 100%, 100% and 0%, respectively, of dividends declared from net investment income during the fiscal year ended March 31, 2011, as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the GuideMarkSM World ex-US Fund designates the following amounts as foreign taxes paid for the year ended March 31, 2011. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution derived from Foreign Sourced Income*

GuideMarkSM World ex-US Fund	$596,600	$0.0185	92.5923%

*	None of the funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

GuideMarkSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

Independent Trustees

R. Thomas DeBerry c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1941	Trustee	Indefinite Term since January 2001.	Retired, President, DeBerry Consulting (a securities consulting firm) (1998-present).	13	None

William J. Klipp c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1955	Trustee	Indefinite Term since January 2001, Lead Independent Trustee since May 2007.	Retired; President and Chief Operating Officer, Charles Schwab Investment Management, Inc. and Executive Vice President, Schwab Funds (1993-1999).	13	None

Dennis G. Schmal c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1947	Trustee	Indefinite Term since July 2007.	Self-employed consultant (2003-present).	13

Trustee, Grail Advisors ETF Trust (2009-present); Trustee, Wells Fargo Multi-Strategy 100 Fund (closed-end hedge fund) (2008-present); Director/ Chairman, Pacific Metrics Corp. (Educational Services) (2005-present); Director, Varian Semiconductor Equipment Associates, Inc. (2004-present); Director, Merriman Curhan Ford Group, Inc. (Financial Services) (2003-present).

GuideMarkSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

Interested Trustees

Ronald Cordes* Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1959	Chairperson, Trustee	Indefinite Term since January 2001.	Principal, Genworth Financial Wealth Management (“GFWM”) (1994-present); President, GPS Funds I, formerly, AssetMark Funds (2001-2008).	13

ThinkImpact (non-profit organization) (2010-present); Transfair, USA (non-profit organization) (2010-present); Sarona Frontier General Partner, Inc. (investment fund) (2010-present); Microvest Fund I, Investment Committee (investment fund) (2009-present); University of the Pacific (2009-present); East Bay Community Foundation, (2007-present); Katalysis Bootstrap Fund (non-profit organization) (2005-present); Boys and Girls Clubs of Oakland (2002-present).

Officers

Carrie E. Hansen Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1970	President	Renewed 1-Year Term since 2007

President, GPS Funds I (2007 to present), GPS Funds II (2011 to present) and Genworth Variable Insurance Trust (“GVIT”) (2008-present); Senior Vice President and Chief Operations Officer, GFWM (2008-present); Chairman, Genworth Financial Trust Company (2008-present); Senior Vice President and Managing Director, GPS Funds I, formerly, AssetMark Funds (2007-2008); Treasurer and Chief Compliance Officer, GFAM Funds (2007-2008); Chief Compliance Officer, GPS Funds I, formerly, AssetMark Funds (2005-2008); Treasurer, GPS Funds I, formerly, AssetMark Funds (2001-2008); Senior Vice President, Chief Financial Officer and Chief Compliance Officer, GFWM, formerly, AssetMark Investment Services, Inc. (2004-2007).

				N/A	N/A

Deborah Djeu Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1962	Vice President, Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2008

Vice President, Chief Compliance Officer and AML Compliance Officer, GPS Funds I (2008 to present), GPS Funds II (2011 to present) and GVIT (2008-present); Deputy Chief Compliance Officer, GPS Funds I, formerly, Assetmark Funds (2007-2008); Compliance Manager, GE Money (2006-2007); Vice President, Wells Fargo Investments LLC (2004-2006).

				N/A	N/A

GuideMarkSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

Starr E. Frohlich Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1972	Vice President, Treasurer	Since 2010

Vice President and Treasurer, GPS Funds I (2010 to present), GPS Funds II (2011 to present) and GVIT (2010-present); Director of Fund Administration, GFWM (2010-present); Vice President, U.S.Bancorp Fund Services, LLC (1997-2010).

				N/A	N/A

Christine Villas-Chernak Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1968	Deputy Chief Compliance Officer; Secretary	Renewed 1-Year Term since 2006

Secretary, GPS Funds I (2009 to present) and GPS Funds II (2011 to present); Deputy Chief Compliance Officer, Secretary GVIT (2008-present); Senior Compliance Officer, GFWM (2005-2009); Fund Administration & Compliance Manager, GFWM, formerly, AssetMark Investment Services, Inc. (2004-2005); Fund Administration & Compliance Specialist, GFWM, formerly, AssetMark Investment Services, Inc. (2002-2004).

				N/A	N/A

Robert J. Bannon Genworth Financial Asset Management 16501 Ventura Boulevard Ste 201 Encino, CA 91436 Year of Birth: 1957	Chief Risk Officer	Since 2010

Chief Risk Officer, GFAM Funds (2010- present); GVIT Funds (2010-present); Senior Vice President and Chief Risk Officer, GFWM (2007-present); Senior Vice President and Chief Investment Officer, Bank of the West (formerly Sanwa Bank California) (2000-2005).

				N/A	N/A

*	Ronald Cordes is an “interested person” of the Funds as defined in the 1940 Act due to his relationship with the Advisor.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

GuideMarkSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

6.	Statement Regarding the Basis for Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

During the six-month period ended March 31, 2011, the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds I (the “Trust”) approved a new advisory agreement for one series of the Trust and new sub-advisory agreements for several series of the Trust (collectively, the “Agreements”). These approvals were considered and approved in conjunction with three separate transactions that impacted the various series of the Trust (the “Funds”): (1) the change of control of Integrity Asset Management, LLC (“Integrity”), formerly a sub-advisor to AssetMark Small/Mid Cap Value Fund (later renamed the GuideMarkSM Small/Mid Cap Core Fund), which required the approval of a new sub-advisory agreement with Integrity; (2) the restructuring of the GuideMarkSM Large Cap Growth Fund (“Large Cap Growth Fund”), the GuideMarkSM Large Cap Value Fund (“Large Cap Value Fund”), the GuideMarkSM Small/Mid Cap Core Fund (“Small/Mid Cap Core Fund”), and the GuideMarkSM World ex-US Fund (“World ex-US Fund”), which required the approval of new sub-advisory agreements for each of these Funds; and (3) the creation of a new fund, the GuideMarkSM Opportunistic Equity Fund (“Opportunistic Equity Fund”), which required the approval of a new advisory agreement and sub-advisory agreements for that Fund.

The Funds are managed using a “manager of managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Funds’ portfolios. In accordance with the terms of an exemptive order that the Advisor and the Trust has received from the U.S. Securities and Exchange Commission, the Agreements were not submitted to a vote of shareholders.

Set forth below is a description of the process followed by the Board in considering approval of each of the Agreements, together with an explanation of many of the factors considered and related conclusions reached by the Board in approving each of the Agreements.

Approval of New Sub-Advisory Agreement with Integrity

At a meeting held on December 6, 2010 (the “December Meeting”), the Board considered and approved a new sub-advisory agreement between Integrity and the Genworth Financial Wealth Management, Inc. (the “Advisor”), on behalf of the AssetMark Small/Mid Cap Value Fund (the “New Integrity Sub-Advisory Agreement”), in the expectation that Integrity, a sub-advisor of that Fund, would undergo a change in ownership on or about December 31, 2010. Specifically, it was anticipated that Integrity would be acquired by Munder Capital Management and its parent company, Munder Capital Holdings, LLC, a registered investment advisor based in Birmingham, Michigan (the “Transaction”), which would constitute an assignment of, and result in the termination of, the existing sub-advisory agreement under its terms. The terms of the proposed New Integrity Sub-Advisory Agreement, other than the date, were identical in all respects to the then-existing sub-advisory agreement (the “Existing Integrity Sub-Advisory Agreement”) that had been considered and approved by the Board at the meeting held on May 27, 2010 (the “May Meeting”). In order to permit Integrity to continue to provide investment advisory services to the AssetMark Small/Mid Cap Value Fund following the Transaction, the Board considered and approved the New Integrity Sub-Advisory Agreement, to become effective following the Transaction.

The material factors considered and the conclusions that formed the bases of the Board’s approval of the New Integrity Sub-Advisory Agreement are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. In deciding to approve the New Integrity Sub-Advisory Agreement, the Trustees did not identify any particular information or any single factor or conclusion that was controlling.

GuideMarkSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

Materials Reviewed and the Review Process

In considering the approval of the New Integrity Sub-Advisory Agreement, the Board was able to draw on its knowledge of the Trust, the Fund, the Advisor, and Integrity. At the May Meeting, the Board had considered the approval of the Existing Integrity Sub-Advisory Agreement, and had considered the nature, extent and quality of services provided by Integrity, Integrity’s investment performance with regard to the management of its allocated portion of the Fund, and the relevant sub-advisory fees.

The Board reviewed a copy of the New Integrity Sub-Advisory Agreement. The Board considered that the New Integrity Sub-Advisory Agreement provided for the same services and fees as the Existing Integrity Sub-Advisory Agreement, and, most importantly, that the New Integrity Sub-Advisory Agreement was in all respects identical to the Existing Integrity Sub-Advisory Agreement, except for the effective date. Given that the services and fees provided under the New Integrity Sub-Advisory Agreement were identical to the services and fees under the Existing Integrity Sub-Advisory Agreement, the Board’s deliberations at the May Meeting, remained relevant.

At the December Meeting, the Trustees considered several factors that they deemed relevant, including, but not limited to: (1) the nature, extent and quality of the services that Integrity provided to the Fund; (2) Integrity’s reputation, investment management business, personnel and operations; (3) Integrity’s brokerage and trading policies and practices; (4) the level of sub-advisory fees charged by Integrity and a comparison of those fees to: (a) Integrity’s fee schedule for comparable accounts, and (b) the fees paid by certain other registered investment companies (or their investment advisors) having investment objectives similar to that of the Fund; (5) Integrity’s compliance program; (6) Integrity’s performance returns managing the Fund, and such performance comparisons to a relevant index; and (7) Integrity’s financial condition. The Trustees also considered and analyzed Integrity’s management style, the qualifications and experience of the persons responsible for the day-to-day management of the Fund and Integrity’s staffing levels and overall resources.

The Advisor recommended the approval of the New Integrity Sub-Advisory Agreement, pursuant to which Integrity would continue to serve as a sub-advisor of the AssetMark Small/Mid Cap Value Fund following the Transaction. The approval of the New Integrity Sub-Advisory Agreement was recommended by the Advisor because, among other factors, (i) the Transaction was not expected to have a material effect on the nature, extent or quality of the services provided by Integrity to the Fund; (ii) the Integrity personnel who have been responsible for managing Integrity’s allocated portion of the Fund would continue to serve in their respective capacities following the Transaction; (iii) the terms of the New Integrity Sub-Advisory Agreement were similar, in all material respects other than the effective date, to the Existing Integrity Sub-Advisory Agreement that was approved by the Board at May Meeting, as described above; and (iv) Integrity’s historical investment performance with respect to its management of the Fund had been satisfactory.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the New Integrity Sub-Advisory Agreement. These factors and conclusions are described below.

Nature, Quality and Extent of Services Provided

The Trustees considered their analysis at the May Meeting of the nature, quality and extent of the services provided by Integrity to the AssetMark Small/Mid Cap Value Fund. The Trustees considered the specific investment process employed by Integrity in managing the assets of the Fund allocated to Integrity, the qualifications of Integrity’s investment management team for implementing the Fund’s investment mandate, and Integrity’s performance record as compared to the relevant benchmark. The Trustees considered Integrity’s infrastructure and whether Integrity appeared to support its

GuideMarkSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

investment strategy adequately. The Trustees also considered the Advisor’s favorable assessment as to the nature and quality of the sub-advisory services provided by Integrity.

Based on their consideration and review of the foregoing factors, the Trustees concluded that the nature, quality and extent of the sub-advisory services provided by Integrity to the AssetMark Small/Mid Cap Value Fund would likely continue to benefit the AssetMark Small/Mid Cap Value Fund and its shareholders.

Investment Performance of the Fund

The Trustees considered their analysis at the May Meeting regarding Integrity’s investment performance. In addition, the Trustees considered Integrity’s recent investment performance in managing the AssetMark Small/Mid Cap Value Fund as an important factor in evaluating the New Integrity Sub-Advisory Agreement. The Trustees compared this performance to a relevant benchmark. The Trustees concluded that the performance record for Integrity in managing the Fund supported a decision to approve the New Integrity Sub-Advisory Agreement.

Sub-Advisory Fees and Economies of Scale

The Trustees considered their analysis at the May Meeting of the services rendered by Integrity and the compensation to be paid to Integrity by the Advisor. The Trustees also considered comparisons of the fees to be paid to Integrity by the Advisor with the fees charged by Integrity to its other clients. In addition, the Trustees considered negligible ancillary benefits that may accrue to Integrity as a result of serving as sub-advisor to the Fund.

Based on their discussion, the Trustees concluded that, in light of the quality and extent of the services to be provided, the fees to be paid to Integrity with respect to the assets to be allocated to Integrity appeared to be within a reasonable range.

Conclusion

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the independent Trustees, with the assistance of independent counsel, concluded that the approval of the New Integrity Sub-Advisory Agreement was in the best interests of the AssetMark Small/Mid Cap Value Fund, and approved the New Integrity Sub-Advisory Agreement with, and the fee to be paid to, Integrity for the Fund.

Approval of New Sub-Advisory Agreements as a Result of Fund Restructuring

At the December Meeting, the Board approved changes to the names and to certain of the investment strategies and policies of the Funds. In conjunction with these changes, the Board considered and approved new sub-advisory agreements between the Advisor, on behalf of each of the following Funds, and each of the following sub-advisors.

Fund	Sub-Advisor

Large Cap Growth Fund	Wellington Management Company, LLP
Large Cap Value Fund	Barrow, Hanley, Mewhinney and Strauss
Small/Mid Cap Core Fund	Pyramis Global Advisors
World ex-US Fund	Pyramis Global Advisors

The material factors considered and the conclusions that formed the bases of the Board’s approval of each sub-advisory agreement are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. In deciding to approve each sub-advisory agreement, the Trustees did not identify any particular information or any single factor or conclusion that was controlling.

GuideMarkSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

Materials Reviewed and the Review Process

The Trustees reviewed and considered the materials related to the consideration of each recommended sub-advisor, including, but not limited to: (1) a copy of the proposed form of sub-advisory agreement; (2) each sub-advisor’s responses to the Advisor’s due diligence questionnaire; (3) each sub-advisor’s Form ADV; (4) a description of the Advisor’s selection and recommendation process with respect to each sub-advisor and the reasons for such recommendation; (5) information regarding the amount of the proposed sub-advisory fee payable to each sub-advisor; (6) biographical information for the investment professionals at each sub-advisor that would be responsible for the day-to-day management of each sub-advisor’s allocated portion of the respective Fund’s portfolio; (7) information regarding each sub-advisor’s financial condition; and (8) information regarding each sub-advisor’s compliance policies and other internal procedures. The Trustees considered the recommendations of the Advisor with respect to each sub-advisor and discussed the methods and resources the Advisor utilizes in its efforts to identify and engage high quality sub-advisors for each Fund.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve each sub-advisory agreement. These factors and conclusions are described below.

Nature, Quality and Extent of Services Provided

The Trustees considered the nature, quality and extent of services to be provided by each proposed sub-advisor. The Trustees also considered the qualifications, experience and track record of the individuals or portfolio management teams at each sub-advisor who would be responsible for the day-to-day management of each Fund’s portfolio. The Trustees further considered each proposed sub-advisor’s specific investment approach and level of expertise within its particular asset class.

Investment Performance of each Fund

The Trustees considered each sub-advisor’s historical performance record with respect to pooled investment products similar to the applicable Funds.

Sub-Advisory Fees and Economies of Scale

The Trustees reviewed comparisons of the fees to be paid to each of the proposed sub-advisors by the Advisor with the fees charged by each sub-advisor to its other clients. The Trustees also considered any negligible ancillary benefits that may accrue to the sub-advisors as a result of serving as sub-advisors to the Funds.

Based on their discussion, the Trustees concluded that, in light of the quality and extent of the services to be provided, the fees to be paid to the proposed sub-advisors appeared to be within a reasonable range.

Conclusion

After consideration of the factors discussed above, and with no single factor identified as being of paramount importance, the Board, including a majority of the independent Trustees, with the assistance of independent counsel, concluded that the approval of each sub-advisory agreement was in the best interest of each Fund, and approved the sub-advisory agreements with, and the fee to be paid to, each sub-advisor.

Approval of New Advisory Agreement and Sub-Advisory Agreements for the Opportunistic Equity Fund

At the December Meeting, the Board considered and approved a new advisory agreement and sub-advisory agreements in connection with the creation of a new fund, the Opportunistic Equity Fund. The Board, including a majority of the

GuideMarkSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

independent Trustees, determined to approve the advisory agreement between the Advisor and the Opportunistic Equity Fund, and sub-advisory agreements between the Advisor, on behalf of the Fund, and each of the following sub-advisors: Diamond Hill Capital Management, Inc., Knightsbridge Asset Management, LLC, Marsico Capital Management, LLC, and Westfield Management Company, LP.

The material factors considered and the conclusions that formed the bases of the Board’s approval of the Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. In preparation for the Meeting, the Trustees requested, received, and considered information relevant to their consideration of the Agreements. In deciding to approve each Agreement, the Board did not identify any particular information or any single factor or conclusion that was controlling.

The Advisory Agreement

Materials Reviewed and the Review Process

The Trustees specifically requested and were furnished with materials for purposes of their review. The materials provided to the Board related to, among other things: (1) the advisory agreement; (ii) information describing the nature, extent, and quality of the services that the Advisor provided to the Funds; (iii) the fees that the Advisor charged to the Funds for these services; (iv) information regarding the Advisor’s business and operations, financial position, investment team, and compliance program; (v) information describing the Opportunistic Equity Fund’s anticipated operating expenses; and (vi) information regarding the Advisor’s profitability in managing each Fund.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the advisory agreement. These factors and conclusions are described below.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services that the Advisor provides to the Funds, the independent Trustees considered, among other things, the information presented at each Board meeting regarding the Advisor’s efforts in overseeing the sub-advisors. The Trustees considered the various services provided by the Advisor in connection with the Advisor’s oversight of the Funds’ sub-advisors, the resources that the Advisor commits to servicing the Funds, and the team that has been assembled over time. The Trustees also considered the breadth and quality of services that the Advisor provides to the Funds, particularly regarding the selection and monitoring of the sub-advisors.

Based on the factors described above, among others, along with the information provided to the Trustees in advance of the Meeting and throughout the year, the Trustees concluded that the nature, quality and extent of the services to be provided by the Advisor to the Opportunistic Equity Fund would likely benefit the Fund and its shareholders.

Investment Performance of the Fund

Because the Opportunistic Equity Fund was newly created, the Trustees could not consider the investment performance with respect to the Advisor’s management of the Fund. However, because the Advisor serves as a manager-of-managers to all of the Funds, the Trustees were able to evaluate the Advisor’s performance by considering the performance of the Funds as a group.

The Trustees also considered the performance-related data of the Advisor throughout the past year, and concluded that there was room for improvement in the performance of the Funds, that the Trustees were confident in the steps that the

GuideMarkSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

Advisor was taking to improve the overall performance of the Funds, and that this factor weighed in favor of the approval of the advisory agreement for the Opportunistic Equity Fund.

Advisory Fees, Profitability and Economies of Scale

The Trustees considered the financial information detailing the Advisor’s profitability from its management of the Funds and the Advisor’s continued commitment to limit the Funds’ total expenses. The Trustees also considered the benefits received by the Advisor as a result of its relationship with the Funds.

Because the Opportunistic Equity Fund had not commenced operations, specific information concerning the potential effect that asset growth and economies of scale may have had on the Fund’s expenses were not available. However, the Trustees did consider the Advisor’s efforts to pass along certain economies of scale to the Funds to the extent they are realized.

The Trustees concluded that the Advisor’s cost structure and profitability indicated that its fees were reasonable, and that the foregoing factors weighed in favor of approving the advisory agreement for the Opportunistic Equity Fund.

Conclusion

After consideration of the factors discussed above, and with no single factor identified as being of paramount importance, the Board, including a majority of the independent Trustees, with the assistance of independent counsel, concluded that the approval of the advisory agreement was in the best interest of the Opportunistic Equity Fund, and approved the advisory agreement with, and the fee to be paid to, the Advisor pursuant to the advisory agreement with respect to the Fund.

The Sub-Advisory Agreements

Materials Reviewed and the Review Process

The Trustees specifically requested and were furnished with materials for purposes of their review. The materials provided to the Board related to, among other things: (1) a copy of the proposed form of sub-advisory agreement; (2) each sub-advisor’s responses to the Advisor’s due diligence questionnaire; (3) each sub-advisor’s Form ADV; (4) a description of the Advisor’s selection and recommendation process with respect to each sub-advisor, and the reasons for such recommendation; (5) information regarding the amount of the proposed sub-advisory fee payable to each sub-advisor; (6) biographical information for the investment professionals at each sub-advisor that would be responsible for the day-to-day management of each sub-advisor’s allocated portion of the Opportunistic Equity Fund’s portfolio; (7) information regarding each sub-advisor’s financial condition; and (8) information regarding each sub-advisor’s compliance policies and other internal procedures. The Trustees considered the recommendations of the Advisor with respect to each sub-advisor and discussed the methods and resources the Advisor utilizes in its efforts to identify and engage high quality sub-advisors for the Opportunistic Equity Fund.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the sub-advisory agreements. These factors and conclusions are described below.

Nature, Quality and Extent of Services Provided

The Trustees considered the nature, quality and extent of services to be provided by the proposed sub-advisors for the Opportunistic Equity Fund. The Trustees also considered the qualifications, experience and track record of the individuals or portfolio management teams at each sub-advisor who would be responsible for the day-to-day management of the

GuideMarkSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

Opportunistic Equity Fund’s portfolio. The Trustees further considered each proposed sub-advisor’s specific investment approach and level of expertise within its particular asset class.

Investment Performance of the Fund

The Trustees considered each sub-advisor’s historical performance record with respect to pooled investment products similar to the Opportunistic Equity Fund.

Sub-Advisory Fees and Economies of Scale

The Trustees reviewed comparisons of the fees to be paid to each of the proposed sub-advisors by the Advisor with the fees charged by each sub-advisor to its other clients. The Trustees also considered any negligible ancillary benefits that may accrue to the sub-advisors as a result of serving as sub-advisors to the Funds.

Based on their discussion, the Trustees concluded that, in light of the quality and extent of the services to be provided, the fees to be paid to the proposed sub-advisors appeared to be within a reasonable range.

Conclusion

After consideration of the factors discussed above, and with no single factor identified as being of paramount importance, the Board, including a majority of the independent Trustees, with the assistance of independent counsel, concluded that the approval of each sub-advisory agreement was in the best interest of the Opportunistic Equity Fund, and approved the sub-advisory agreements with, and the fee to be paid to, each sub-advisor.

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GUIDEMARKSM FUNDS

GuideMarkSM Large Cap Growth Fund
GuideMarkSM Large Cap Value Fund
GuideMarkSM Small/Mid Cap Core Fund
GuideMarkSM World ex-US Fund
GuideMarkSM Tax-Exempt Fixed Income Fund
GuideMarkSM Core Fixed Income Fund

Investment Advisor
Genworth Financial Wealth Management, Inc.
2300 Contra Costa Blvd., Suite 600
Pleasant Hill, CA 94523

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor	Annual Report March 31, 2011
Capital Brokerage Corporation
(dba Genworth Financial Brokerage Corporation in Indiana)
6620 West Broad Street Building 2
Richmond, VA 23230
Member FINRA

Investment Advisor
Genworth Financial Wealth Management, Inc.

ANNUAL REPORT

March 31, 2011

ASSETMARK SMALL/MID CAP GROWTH FUND

ASSETMARK REAL ESTATE SECURITIES FUND

ASSETMARK ENHANCED FUNDAMENTAL INDEX® LARGE COMPANY GROWTH FUND

ASSETMARK ENHANCED FUNDAMENTAL INDEX® LARGE COMPANY VALUE FUND

ASSETMARK ENHANCED FUNDAMENTAL INDEX® SMALL COMPANY GROWTH FUND

ASSETMARK ENHANCED FUNDAMENTAL INDEX® SMALL COMPANY VALUE FUND

May 9, 2011

Dear Shareholder:

Enclosed is the Annual Report of the GuideMarkSM Funds (formerly, the AssetMark Funds) covering the period from April 1, 2010 through March 31, 2011. The year ended March 31 delivered positive results for the global markets, albeit with significant equity market volatility at several points. Notwithstanding a range of macroeconomic challenges, we believe the overarching upward trend reflected deepening optimism about the two-year-old recovery from the global financial crisis.

The S&P 500® Index1 rose 15.65% over the fiscal year, while the world ex-U.S., as represented by the MSCI All Country World ex-U.S. Index2, returned 13.61% for the 12-month period. Fixed income markets also moved higher for the year, with the Barclays Capital U.S. Aggregate Bond Index3 netting 5.12%, and the Barclays Capital Euro Aggregate Index4 returning 3.63%.

Finally, REIT market performance, as measured by the FTSE National Association of Real Estate Investment Trusts Equity Index5, generated a strong full year gain of 23.68%.

A Year of Contrasts and Optimism

Over the past year, high unemployment in Europe plagued countries such as Ireland and Greece, while Germany experienced the lowest unemployment in two decades and strong export growth. Commodity markets rallied, while U.S. core inflation rates touched 50-year lows. The residential housing market in the U.S. continued to struggle, yet corporate earnings were strong. And, overall, developing China and India continued to grow much faster than the developed economies.

Residential housing continued to drag, and climbing food prices threatened to erode discretionary spending not only domestically but around the world. Government debt levels remained elevated in many European countries, as well as in the U.S. and Japan. Yet, corporate earnings were strong, with companies continuing to hold record-high levels of cash. In the U.S., employment figures continued to slowly improve, and by March 31, 2011, the unemployment rate had dropped to a two-year low. All in all, as the financial crisis continued to recede, markets preferred to concentrate virtually all of their attention on the positives.

Potential Game Changers

Recent world events—the Japanese earthquake and tsunami, as well as political uprisings in the Middle East and North Africa—provided a backdrop for significant market volatility in the latter part of the fiscal year. Generally speaking, however, the markets responded by continuing to advance despite those setbacks, and yet either could impact the environment for investors as the year continues to unfold.

Events in Egypt and Libya took the spotlight in an unstable region during the year. By the end of March 2011, the price of oil had reached a 30-month high, leading to worries that oil could be a game changer for the U.S. economy and markets.6 Although oil prices could spike if inventories dry up, some analysts believe this is unlikely to happen unless supply from a major oil producing country, such as Saudi Arabia, is disrupted.7 In contrast to this view, other observers think that the political transformation taking place in the Middle East and North Africa will very likely lead to persistent increases in the price of oil, if only to compensate for elevated risk in an uncertain market.8

It is widely believed by investment professionals that the Japanese disaster will not have a major impact on global markets and that recovery will likely take place quickly. However, if leaks at the damaged nuclear power plants lead to a Chernobyl-sized disaster, the negative economic impact will more likely spread beyond Japan and persist for a longer period of time.9

Looking Ahead

Positive surprises thus far in 2011 include accelerating employment and GDP growth. Quantitative easing is scheduled to end mid-2011, in our opinion, this leaves questions as to whether a relapse into recession will follow or whether the economy will be strong enough to move ahead without government support. In addition, we feel the possibility of interest rate increases in China and debt downgrades in Europe are areas to watch.

Ned Davis Research observes that “macro factors typically give way to company-specific factors as the bull [market] matures.” But with the unusually impactful macro events following the financial crisis—such as the Japanese disaster and burgeoning unrest in oil-producing countries, as well as continuing sovereign debt problems, particularly in Europe—macro factors may continue to drive markets.10 This perspective on the possibility for continuing macro-driven markets is compatible with views of other analysts and market observers who anticipate more modest stock gains and a “choppier ride” as 2011 continues to unfold.11 Of course, we believe a return to recession cannot be ruled out until the economy has recovered fully from the financial crisis. And, at the other extreme, investors could continue to ignore bad news, as they have preferred to do in the recent past, and markets could continue to forge their way upward.

As you are aware, effective April 1, the Funds completed a restructuring to become the GuideMarkSM Funds. We are confident that this restructuring will better position the Funds to meet the challenges and opportunities that lie ahead. We recognize the trust you have placed in us and thank you for including the Funds in your portfolio.

Sincerely,

Carrie E. Hansen
President
GuideMarkSM Funds

[1]

The S&P 500® Index, a registered trademark of the McGraw Hill Companies, is an unmanaged basket of 500 stocks that are considered to be widely held and thus believed to be a good indicator of overall market performance. You cannot invest directly into an index.

[2]

The MSCI All Country World ex-U.S.Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the United States. This index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

[3]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

[4]

The Barclays Capital Euro Aggregate Bond Index is designed to track fixed-rate, investment grade Euro-denominated securities. Inclusion in the Benchmark Index is based on the currency of the issue, and not the domicile of the issuer. The principal sectors in the Benchmark Index are treasury, corporate, government-related and securitized.

[5]

The FTSE NAREIT Equity REIT Index is a broad measure of the performance of publicly traded U.S. real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies.

[6]	“Oil climbs to highest since 2008 on Libya conflict,” Associated Press, March 31, 2011.

[7]	Tom Fahey, Ryan McGrail, Richard Skaggs and Joseph Taylor, “middle east politics & oil: the influences on global interest rates, credit spreads & stock prices,” Loomis Sayles, March 18, 2011.

[8]	Javier Blas, “The politics of oil: Wells of anxiety,” Financial Times, March 29, 2011.

2

[9]	“Following Japanese disaster, long-term investment outlook remains positive,” Natixis Global Associates, March 2011.

[10]	Ed Clissold, CFA, “What to Expect in the Third Year of Bull Market,” Ned Davis Research Inc. Chart of the Day, March 10, 2011.

[11]	Barbara Kollmeyer, “International stock fund investors’ dizzying spin,” MarketWatch, April 1, 2011. Also see footnote 2.

Past performance is not indicative of future results. You cannot invest directly into an index.

Investments in the Funds will fluctuate, and when redeemed may be worth more or less than originally invested.

Investors should consider the Funds’ Investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus careful before you invest or send money. The prospectus is available upon request, without charge, by calling 1-800-238-0810.

FINRA 116789 051211

3

AssetMark Funds
EXPENSE EXAMPLE (Unaudited)
March 31, 2011

As a shareholder of the AssetMark Funds (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example is based on an investment of $1,000 invested at the beginning of a six month period and held for the entire period (October 1, 2010 – March 31, 2011) for the AssetMark Small/Mid Cap Growth Fund, AssetMark Real Estate Securities Fund, AssetMark Enhanced Fundamental Index® Large Company Growth Fund, AssetMark Enhanced Fundamental Index® Large Company Value Fund, AssetMark Enhanced Fundamental Index® Small Company Growth Fund and AssetMark Enhanced Fundamental Index® Small Company Value Fund.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

4

AssetMark Funds
EXPENSE EXAMPLE (Continued) (Unaudited)
March 31, 2011

		Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Annualized Expense Ratio[1] based on the period October 1, 2010 – March 31, 2011	Expenses Paid During Period[2] October 1, 2010 – March 31, 2011

AssetMark Small/Mid Cap	Actual	$1,000.00	$1,293.40	1.66%	$9.49
Growth Fund	Hypothetical[3]	$1,000.00	$1,016.65	1.66%	$8.35

AssetMark Real Estate	Actual	$1,000.00	$1,104.40	1.52%	$7.97
Securities Fund	Hypothetical[3]	$1,000.00	$1,017.35	1.52%	$7.64

AssetMark Enhanced Fundamental	Actual	$1,000.00	$1,148.80	1.24%	$6.64
Index® Large Company Growth Fund	Hypothetical[3]	$1,000.00	$1,018.75	1.24%	$6.24

AssetMark Enhanced Fundamental	Actual	$1,000.00	$1,186.30	1.36%	$7.41
Index® Large Company Value Fund	Hypothetical[3]	$1,000.00	$1,018.15	1.36%	$6.84

AssetMark Enhanced Fundamental	Actual	$1,000.00	$1,224.60	1.35%	$7.49
Index® Small Company Growth Fund	Hypothetical[3]	$1,000.00	$1,018.20	1.35%	$6.79

AssetMark Enhanced Fundamental	Actual	$1,000.00	$1,219.90	1.49%	$8.25
Index® Small Company Value Fund	Hypothetical[3]	$1,000.00	$1,017.50	1.49%	$7.49

[1]	The expense ratio excludes the securities lending credit.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
[3]	5% return before expenses.

5

AssetMark Funds
STATEMENTS OF ASSETS & LIABILITIES
March 31, 2011

	Small/Mid Cap Growth Fund	Real Estate Securities Fund

ASSETS:
Investments, at value (cost $0, and $0 respectively)	$—	$—
Cash	42,260,578	51,174,435
Income receivable	3,934	21,260
Receivable for fund shares sold	—	1,028
Other assets	21,902	13,439

Total Assets	42,286,414	51,210,162

LIABILITIES:
Payable for fund shares redeemed	42,180,069	51,096,223
Payable to Investment Advisor	32,355	40,717
Payable to Custodian	5,177	2,298
Other accrued expenses	68,813	70,924

Total Liabilities	42,286,414	51,210,162

NET ASSETS	$0	$0

NET ASSETS CONSIST OF:

Total Net Assets	$0	$0

Shares outstanding (unlimited shares of no par value authorized)	—	—
Net asset value, offering and redemption price per share	$0.00	$0.00

See notes to financial statements.

6

AssetMark Funds
STATEMENTS OF ASSETS & LIABILITIES (Continued)
March 31, 2011

	Enhanced Fundamental Index® Large Company Growth Fund	Enhanced Fundamental Index® Large Company Value Fund	Enhanced Fundamental Index® Small Company Growth Fund	Enhanced Fundamental Index® Small Company Value Fund

ASSETS:
Investments, at value (cost $0, $0, $0 and $0, respectively)	$—	$—	$—	$—
Cash	92,612,606	77,335,264	23,010,557	10,345,496
Income receivable	81,728	86,316	10,303	4,229
Receivable for investment securities sold	—	—	1,316	—
Receivable for fund shares sold	—	10,000	—	—
Other assets	18,593	24,375	9,004	6,309

Total Assets	92,712,927	77,455,955	23,031,180	10,356,034

LIABILITIES:
Payable for fund shares redeemed	92,558,917	77,329,780	22,974,800	10,320,431
Payable to Investment Advisor	54,440	45,450	12,647	1,303
Payable to Custodian	2,180	1,646	514	248
Other accrued expenses	97,390	79,079	43,219	34,052

Total Liabilities	92,712,927	77,455,955	23,031,180	10,356,034

NET ASSETS	$0	$0	$0	$0

NET ASSETS CONSIST OF:

Total Net Assets	$0	$0	$0	$0

Shares outstanding (unlimited shares of no par value authorized)	—	—	—	—
Net asset value, offering and redemption price per share	$0.00	$0.00	$0.00	$0.00

See notes to financial statements.

7

AssetMark Funds
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2011

	Small/Mid Cap Growth Fund	Real Estate Securities Fund

INVESTMENT INCOME:
Dividend income	$251,837	$945,634
Interest income	2,701	2,457

Total investment income	254,538	948,091

EXPENSES:
Investment advisory fees	367,117	483,713
Distribution (12b-1) fees	96,610	127,293
Shareholder servicing fees	23,186	30,551
Administration fees	14,801	19,502
Legal fees	21,336	19,402
Custody fees	31,060	18,605
Directors’ fees and expenses	5,381	8,710
Reports to shareholders	11,067	13,665
Fund accounting fees	13,689	10,071
Audit and tax fees	28,614	27,482
Federal and state registration fees	19,350	20,238
Transfer agent fees and expenses	12,683	12,943
Insurance fees	2,068	2,377
Compliance fees	1,210	838

Total expenses	648,172	795,390

Expense reimbursement by Advisor (See Note 3)	(1,977)	(19,713)
Less securities lending credit (See Note 6)	(31,757)	(17,011)

Net expenses	614,438	758,666

Net investment income (loss)	(359,900)	189,425

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	16,229,430	24,848,693
Net change in unrealized depreciation on investments	(6,137,428)	(15,571,885)

Net realized and unrealized gain	10,092,002	9,276,808

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,732,102	$9,466,233

See notes to financial statements.

8

AssetMark Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended March 31, 2011

	Enhanced Fundamental Index® Large Company Growth Fund	Enhanced Fundamental Index® Large Company Value Fund	Enhanced Fundamental Index® Small Company Growth Fund	Enhanced Fundamental Index® Small Company Value Fund

INVESTMENT INCOME:
Dividend income (net of withholding tax of $0, $0, $9 and $4, respectively)	$1,520,905	$1,459,180	$224,550	$124,415
Interest income	7,395	5,766	1,905	759

Total investment income	1,528,300	1,464,946	226,455	125,174

EXPENSES:
Investment advisory fees	602,724	479,837	137,204	63,967
Distribution (12b-1) fees	200,908	159,946	45,735	21,322
Shareholder servicing fees	54,499	43,367	12,421	5,768
Administration fees	84,198	67,188	19,134	8,908
Legal fees	32,891	30,559	8,176	3,013
Custody fees	15,487	12,664	3,944	3,466
Directors’ fees and expenses	11,975	8,789	2,394	1,238
Reports to shareholders	6,144	5,234	3,788	1,471
Fund accounting fees	65,747	52,327	14,703	7,048
Audit and tax fees	22,004	22,004	22,004	22,004
Federal and state registration fees	21,981	21,739	18,863	17,747
Transfer agent fees and expenses	13,054	12,483	12,113	12,048
Insurance fees	3,343	2,800	730	365
Compliance fees	1,847	1,969	463	334

Total expenses	1,136,802	920,906	301,672	168,699

Expense reimbursement by Advisor (See Note 3)	(140,140)	(71,560)	(57,766)	(22,441)
Less securities lending credit (See Note 6)	(16,230)	(68,811)	(20,721)	(42,205)

Net expenses	980,432	780,535	223,185	104,053

Net investment income	547,868	684,411	3,270	21,121

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	20,168,622	20,821,852	7,295,971	3,080,477
Futures contracts	400,077	274,382	150,569	39,367

Total	20,568,699	21,096,234	7,446,540	3,119,844

Net change in unrealized depreciation on:
Investments	(10,027,784)	(10,169,445)	(2,904,925)	(1,466,861)
Futures contracts	(110,732)	(90,163)	(3,607)	(3,130)

Total	(10,138,516)	(10,259,608)	(2,908,532)	(1,469,991)

Net realized and unrealized gain	10,430,183	10,836,626	4,538,008	1,649,853

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,978,051	$11,521,037	$4,541,278	$1,670,974

See notes to financial statements.

9

AssetMark Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Small/Mid Cap Growth Fund		Real Estate Securities Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

OPERATIONS:
Net investment income (loss)	$(359,900)	$(235,330)	$189,425	$751,911
Net realized gain (loss) on investment transactions	16,229,430	12,129,280	24,848,693	(675,534)
Change in unrealized appreciation (depreciation) on investments	(6,137,428)	10,338,185	(15,571,885)	27,080,180

Net increase in net assets resulting from operations	9,732,102	22,232,135	9,466,233	27,156,557

CAPITAL SHARE TRANSACTIONS:
Shares sold	5,889,765	8,347,866	8,562,326	19,760,246
Shares issued to holders in reinvestment of dividends	—	—	13,908,652	744,733
Shares redeemed	(55,872,053)	(36,927,371)	(69,005,633)	(42,120,324)

Net decrease	(49,982,288)	(28,579,505)	(46,534,655)	(21,615,345)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(235,437)	(744,733)
From net realized gains	—	—	(12,919,293)	—
Return of capital	—	—	(755,005)	—

Total dividends and distributions	—	—	(13,909,735)	(744,733)

INCREASE (DECREASE) IN NET ASSETS	(40,250,186)	(6,347,370)	(50,978,157)	4,796,479
NET ASSETS:
Beginning of year	$40,250,186	$46,597,556	$50,978,157	$46,181,678

End of year (including undistributed net investment income (loss) of ($0, $0, $0 and $35,538, respectively)	$0	$40,250,186	$0	$50,978,157

CHANGES IN SHARES OUTSTANDING
Shares sold	719,332	1,323,101	773,716	2,206,056
Shares issued to holders in reinvestment of dividends	—	—	1,540,508	79,993
Shares redeemed	(5,969,934)	(5,581,633)	(7,357,320)	(6,204,761)

Net decrease	(5,250,602)	(4,258,532)	(5,043,096)	(3,918,712)

See notes to financial statements.

10

AssetMark Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Enhanced Fundamental Index® Large Company Growth Fund		Enhanced Fundamental Index® Large Company Value Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

OPERATIONS:
Net investment income	$547,868	$581,715	$684,411	$519,590
Net realized gain (loss) on investment transactions	20,568,699	(3,974,385)	21,096,234	(2,107,423)
Change in unrealized appreciation (depreciation) on investments	(10,138,516)	24,908,983	(10,259,608)	28,148,147

Net increase in net assets resulting from operations	10,978,051	21,516,313	11,521,037	26,560,314

CAPITAL SHARE TRANSACTIONS:
Shares sold	42,355,903	31,166,944	32,374,195	22,705,815
Shares issued to holders in reinvestment of dividends	674,953	630,394	810,307	671,533
Shares redeemed	(124,125,451)	(27,721,788)	(100,229,115)	(29,880,501)

Net increase (decrease)	(81,094,595)	4,075,550	(67,044,613)	(6,503,153)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(675,102)	(630,394)	(810,366)	(671,533)

Total dividends and distributions	(675,102)	(630,394)	(810,366)	(671,533)

INCREASE (DECREASE) IN NET ASSETS	(70,791,646)	24,961,469	(56,333,942)	19,385,628
NET ASSETS:
Beginning of year	$70,791,646	$45,830,177	$56,333,942	$36,948,314

End of year (including undistributed net investment income of $0, $127,297, $0 and $126,000, respectively)	$0	$70,791,646	$0	$56,333,942

CHANGES IN SHARES OUTSTANDING
Shares sold	4,471,361	3,781,334	4,014,058	3,437,719
Shares issued to holders in reinvestment of dividends	67,087	70,751	94,421	94,316
Shares redeemed	(12,174,373)	(3,400,284)	(11,403,811)	(4,659,346)

Net increase (decrease)	(7,635,925)	451,801	(7,295,332)	(1,127,311)

See notes to financial statements.

11

AssetMark Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Enhanced Fundamental Index® Small Company Growth Fund		Enhanced Fundamental Index® Small Company Value Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

OPERATIONS:
Net investment income (loss)	$3,270	$(2,474)	$21,121	$310
Net realized gain on investment transactions	7,446,540	1,652,242	3,119,844	1,002,461
Change in unrealized appreciation (depreciation) on investments	(2,908,532)	5,949,489	(1,469,991)	4,368,275

Net increase in net assets resulting from operations	4,541,278	7,599,257	1,670,974	5,371,046

CAPITAL SHARE TRANSACTIONS:
Shares sold	10,028,719	6,273,047	3,689,484	3,034,857
Shares issued to holders in reinvestment of dividends	5,698,604	—	1,420,017	—
Shares redeemed	(29,620,817)	(9,421,747)	(13,207,855)	(6,402,256)

Net decrease	(13,893,494)	(3,148,700)	(8,098,354)	(3,367,399)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(41,058)	—	(18,164)	—
From net realized gains	(5,657,982)	—	(1,402,061)	—

Total dividends and distributions	(5,699,040)	—	(1,420,225)	—

INCREASE (DECREASE) IN NET ASSETS	(15,051,256)	4,450,557	(7,847,605)	2,003,647
NET ASSETS:
Beginning of year	$15,051,256	$10,600,699	$7,847,605	$5,843,958

End of year (including undistributed net investment income of $0, $203, $0 and $2,321, respectively)	$0	$15,051,256	$0	$7,847,605

CHANGES IN SHARES OUTSTANDING
Shares sold	905,717	735,301	416,543	449,545
Shares issued to holders in reinvestment of dividends	589,046	—	164,140	—
Shares redeemed	(2,967,300)	(1,083,105)	(1,529,234)	(915,553)

Net decrease	(1,472,537)	(347,804)	(948,551)	(466,008)

See notes to financial statements.

12

AssetMark Funds
FINANCIAL HIGHLIGHTS

	Small/Mid Cap Growth Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 7.67	$ 4.90	$ 8.05	$ 10.65	$ 10.60

Income from investment operations:
Net investment loss	(0.08)	(0.04)	(0.06)	(0.09)	(0.07)
Net realized and unrealized gains (losses) on investments (includes liquidating return of capital/redemption)	(7.59)	2.81	(3.08)	(0.69)	0.56

Total from investment operations	(7.67)	2.77	(3.14)	(0.78)	0.49

Less distributions:
Dividends from net realized gains	—	—	(0.01)	(1.82)	(0.44)

Total distributions	—	—	(0.01)	(1.82)	(0.44)

Net asset value, end of year	$ 0.00	$ 7.67	$ 4.90	$ 8.05	$ 10.65

Total return	28.16%	56.53%	–38.98%	–10.31%	4.84%

Supplemental data and ratios:
Net assets, end of year	$0	$40,250,186	$46,597,556	$126,534,805	$171,403,932

Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.68%	1.65%	1.54%	1.44%	1.43%
After expense reimbursement (recapture) and securities lending credit	1.59%	1.50%	1.26%	1.29%	1.37%

Ratio of net investment loss to average net assets
Before expense reimbursement (recapture) and securities lending credit	–1.02%	–0.62%	–1.01%	–0.99%	–0.75%
After expense reimbursement (recapture) and securities lending credit	–0.93%	–0.47%	–0.73%	–0.84%	–0.69%

Portfolio turnover rate	179.63%	209.03%	219.24%	209.64%	213.08%

See notes to financial statements.

13

AssetMark Funds
FINANCIAL HIGHLIGHTS

	Real Estate Securities Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 10.11	$ 5.15	$ 13.83	$ 20.91	$ 18.46

Income from investment operations:
Net investment income	0.07	0.19	0.15	0.43	0.16
Net realized and unrealized gains (losses) on investments (includes liquidating return of capital/redemption)	(6.91)	4.96	(8.77)	(4.58)	3.84

Total from investment operations	(6.84)	5.15	(8.62)	(4.15)	4.00

Less distributions:
Dividends from net investment income	(0.05)	(0.19)	(0.06)	(0.21)	(0.25)
Dividends from net realized gains	(3.04)	—	—	(2.68)	(1.30)
Return of capital	(0.18)	—	—	(0.04)	—

Total distributions	(3.27)	(0.19)	(0.06)	(2.93)	(1.55)

Net asset value, end of year	$ 0.00	$ 10.11	$ 5.15	$ 13.83	$ 20.91

Total return	20.82%	100.30%	–62.46%	–19.74%	21.96%

Supplemental data and ratios:
Net assets, end of year	$0	$50,978,157	$46,181,678	$82,124,778	$117,462,121

Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.56%	1.61%	1.69%	1.52%	1.49%
After expense reimbursement (recapture) and securities lending credit	1.49%	1.49%	1.49%	1.46%	1.46%

Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.30%	1.97%	2.52%	0.99%	0.67%
After expense reimbursement (recapture) and securities lending credit	0.37%	2.09%	2.72%	1.05%	0.70%

Portfolio turnover rate	40.70%	78.39%	126.60%	81.59%	43.86%

See notes to financial statements.

14

AssetMark Funds
FINANCIAL HIGHLIGHTS

	Enhanced Fundamental Index® Large Company Growth Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	August 9, 2007(1) through March 31, 2008

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$ 9.27	$ 6.38	$ 9.63	$ 10.00

Income from investment operations:
Net investment income	0.06	0.08	0.09	0.04
Net realized and unrealized gains (losses) on investments (includes liquidating return of capital/redemption)	(9.25)	2.90	(3.26)	(0.38)

Total from investment operations	(9.19)	2.98	(3.17)	(0.34)

Less distributions:
Dividends from net investment income	(0.08)	(0.09)	(0.08)	(0.02)
Dividends from net realized gains	—	—	—	(0.01)

Total distributions	(0.08)	(0.09)	(0.08)	(0.03)

Net asset value, end of period	$ 0.00	$ 9.27	$ 6.38	$ 9.63

Total return	13.02%	46.70%	–32.99%	–3.40	%(2)

Supplemental data and ratios:
Net assets, end of period	$0	$70,791,646	$45,830,177	$67,546,939

Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.41%	1.50%	1.50%	1.82	%(3)
After expense reimbursement (recapture) and before securities lending credit	1.24%	1.25%	1.26%	1.22	%(3)
After expense reimbursement (recapture) and securities lending credit	1.22%	1.22%	1.22%	1.22	%(3)

Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.49%	0.70%	0.73%	0.28	%(3)
After expense reimbursement (recapture) and securities lending credit	0.68%	0.98%	1.01%	0.88	%(3)
Portfolio turnover rate	76.74%	78.10%	98.22%	22.70%

(1)	Commencement of Operations.
(2)	Not Annualized.
(3)	Annualized.

See notes to financial statements.

15

AssetMark Funds
FINANCIAL HIGHLIGHTS

	Enhanced Fundamental Index® Large Company Value Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	August 9, 2007(1) through March 31, 2008

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$ 7.72	$ 4.39	$ 8.49	$ 10.00

Income from investment operations:
Net investment income	0.08	0.07	0.14	0.07
Net realized and unrealized gains (losses) on investments (includes liquidating return of capital/redemption)	(7.70)	3.35	(4.10)	(1.53)

Total from investment operations	(7.62)	3.42	(3.96)	(1.46)

Less distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.14)	(0.04)
Dividends from net realized gains	—	—	—	(0.01)

Total distributions	(0.10)	(0.09)	(0.14)	(0.05)

Net asset value, end of period	$ 0.00	$ 7.72	$ 4.39	$ 8.49

Total return	18.01%	78.09%	–46.83%	–14.73	%(2)

Supplemental data and ratios:
Net assets, end of period	$0	$56,333,942	$36,948,314	$54,697,080

Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.44%	1.52%	1.51%	1.92	%(3)
After expense reimbursement (recapture) and before securities lending credit	1.33%	1.55%	1.40%	1.22	%(3)
After expense reimbursement (recapture) and securities lending credit	1.22%	1.22%	1.22%	1.22	%(3)

Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.85%	0.75%	2.03%	1.21	%(3)
After expense reimbursement (recapture) and securities lending credit	1.07%	1.05%	2.32%	1.91	%(3)
Portfolio turnover rate	73.17%	83.43%	104.24%	7.67%

(1)	Commencement of Operations.
(2)	Not Annualized.
(3)	Annualized.

See notes to financial statements.

16

AssetMark Funds
FINANCIAL HIGHLIGHTS

	Enhanced Fundamental Index® Small Company Growth Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	August 9, 2007(1) through March 31, 2008

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$ 10.22	$ 5.82	$ 9.10	$ 10.00

Income from investment operations:
Net investment income (loss)	0.01	—	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments (includes liquidating return of capital/redemption)	(7.07)	4.40	(3.27)	(0.87)

Total from investment operations	(7.06)	4.40	(3.28)	(0.88)

Less distributions:
Dividends from net investment income	(0.02)	—	—	—
Dividends from net realized gains	(3.14)	—	—	(0.02)
Return of capital	—	—	—	—	*

Total distributions	(3.16)	—	—	(0.02)

Net asset value, end of period	$ 0.00	$ 10.22	$ 5.82	$ 9.10

Total return	25.46%	75.60%	–36.04%	–8.80	%(2)

Supplemental data and ratios:
Net assets, end of period	$0	$15,051,256	$10,600,699	$12,610,898

Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.65%	1.85%	1.85%	3.55	%(3)
After expense reimbursement (recapture) and before securities lending credit	1.33%	1.32%	1.36%	1.22	%(3)
After expense reimbursement (recapture) and securities lending credit	1.22%	1.22%	1.22%	1.22	%(3)

Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	–0.41%	–0.65%	–0.79%	–2.62	%(3)
After expense reimbursement (recapture) and securities lending credit	0.02%	–0.02%	–0.16%	–0.29	%(3)
Portfolio turnover rate	105.74%	90.34%	122.95%	11.86%

(1)	Commencement of Operations.
(2)	Not Annualized.
(3)	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

17

AssetMark Funds
FINANCIAL HIGHLIGHTS

	Enhanced Fundamental Index® Small Company Value Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	August 9, 2007(1) through March 31, 2008

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$ 8.27	$ 4.13	$ 8.33	$ 10.00

Income from investment operations:
Net investment income	0.02	—	0.05	0.05
Net realized and unrealized gains (losses) on investments (includes liquidating return of capital/redemption)	(6.91)	4.14	(4.17)	(1.67)

Total from investment operations	(6.89)	4.14	(4.12)	(1.62)

Less distributions:
Dividends from net investment income	(0.02)	—	(0.07)	(0.03)
Dividends from net realized gains	(1.36)	—	—	(0.02)
Return of capital	—	—	(0.01)	—

Total distributions	(1.38)	—	(0.08)	(0.05)

Net asset value, end of period	$ 0.00	$ 8.27	$ 4.13	$ 8.33

Total return	21.11%	100.24%	–49.62%	–16.27	%(2)

Supplemental data and ratios:
Net assets, end of period	$0	$7,847,605	$5,843,958	$6,045,461

Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.98%	2.04%	2.15%	6.30	%(3)
After expense reimbursement (recapture) and before securities lending credit	1.71%	1.51%	1.42%	1.22%
After expense reimbursement (recapture) and securities lending credit	1.22%	1.22%	1.22%	1.22	%(3)

Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	–0.51%	–0.82%	0.06%	–3.72	%(3)
After expense reimbursement (recapture) and securities lending credit	0.25%	0.00%	0.99%	1.36	%(3)
Portfolio turnover rate	90.78%	110.46%	112.49%	16.18%

(1)	Commencement of Operations.
(2)	Not Annualized.
(3)	Annualized.

See notes to financial statements.

18

AssetMark Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2011

1.	Organization

AssetMark Funds (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated January 2, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company (the “Funds”). The following funds are diversified: AssetMark Small/Mid Cap Growth Fund, AssetMark Enhanced Fundamental Index® Large Company Growth Fund, AssetMark Enhanced Fundamental Index® Large Company Value Fund, AssetMark Enhanced Fundamental Index® Small Company Growth Fund, and AssetMark Enhanced Fundamental Index® Small Company Value Fund. The AssetMark Real Estate Securities Fund is non-diversified. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Enhanced Fundamental Index® Funds commenced operations on August 9, 2007. The other two Funds commenced operations on June 29, 2001. As of March 31, 2011, the AssetMark Small/Mid Cap Growth Fund, AssetMark Real Estate Securities Fund, AssetMark Enhanced Fundamental Index® Large Company Growth Fund, AssetMark Enhanced Fundamental Index® Large Company Value Fund, AssetMark Enhanced Fundamental Index® Small Company Growth Fund and AssetMark Enhanced Fundamental Index® Small Company Value Fund were liquidated. All shares were redeemed and capital distributions were recorded prior to year end.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principals (“GAAP”).

(a) Investment Valuation
Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed-income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term investments having a maturity of less than 60 days are valued at amortized cost.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation.

Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the Board of Trustees.

19

AssetMark Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the period, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments. The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, corporate bonds, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain common stocks, preferred stocks, and convertible preferred stocks; and (3) certain over-the-counter derivative instruments, including forward currency contracts.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade or foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments. The Funds’ investments that were categorized as Level 3 include: (1) investments purchased as securities lending collateral and warrants.

Investments purchased as securities lending collateral and warrants are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with

20

AssetMark Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

These funds did not hold any securities as of March 31, 2011.

AssetMark Small/Mid Cap Growth Fund

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments Purchased as Securities Lending Collateral

Balance as of March 31, 2010	$1,661,804
Accrued discounts/(amortization of premiums), net	—
Realized loss	(1,286,129)
Change in unrealized appreciation	1,310,422
Net sales	(1,686,097)
Transfers in and/or (out) of Level 3	—

Balance as of Mach 31, 2011	$—

Change in unrealized appreciation during the period for Level 3 investments held at March 31, 2011.	$—

AssetMark Real Estate Securities Fund

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments Purchased as Securities Lending Collateral

Balance as of March 31, 2010	$914,484
Accrued discounts/(amortization of premiums), net	—
Realized loss	(707,751)
Change in unrealized appreciation	721,547
Net sales	(928,280)
Transfers in and/or (out) of Level 3	—

Balance as of March 31, 2011	$—

Change in unrealized appreciation during the period for Level 3 investments held at March 31, 2011.	$—

21

AssetMark Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

Derivative Instruments and Hedging Activities

The Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

AssetMark Enhanced Fundamental Index® Large Company Growth Fund

The Fund uses exchange-traded stock index futures for the purposes of equitizing the ongoing cash holdings so as to fully maintain the Fund’s exposure to its benchmark. In general, the use of stock index futures for this purpose does not significantly increase the Fund’s risk and does not lead to leverage within the Fund. As of March 31, 2011, there were no open futures contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income			Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Futures	Total		Futures	Total

Equity Contracts	$400,077	$400,077	Equity Contracts	$(110,732)	$(110,732)

Total	$400,077	$400,077	Total	$(110,732)	$(110,732)

AssetMark Enhanced Fundamental Index® Large Company Value Fund

The Fund uses exchange-traded stock index futures for the purposes of equitizing the ongoing cash holdings so as to fully maintain the Fund’s exposure to its benchmark. In general, the use of stock index futures for this purpose does not significantly increase the Fund’s risk and does not lead to leverage within the Fund. As of March 31, 2011, there were no open futures contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income			Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Futures	Total		Futures	Total

Equity Contracts	$274,382	$274,382	Equity Contracts	$(90,163)	$(90,163)

Total	$274,382	$274,382	Total	$(90,163)	$(90,163)

22

AssetMark Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

AssetMark Enhanced Fundamental Index® Small Company Growth Fund

The Fund uses exchange-traded stock index futures for the purposes of equitizing the ongoing cash holdings so as to fully maintain the Fund’s exposure to its benchmark. In general, the use of stock index futures for this purpose does not significantly increase the Fund’s risk and does not lead to leverage within the Fund. As of March 31, 2011, there were no open futures contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income			Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Futures	Total		Futures	Total

Equity Contracts	$150,569	$150,569	Equity Contracts	$(3,607)	$(3,607)

Total	$150,569	$150,569	Total	$(3,607)	$(3,607)

AssetMark Enhanced Fundamental Index® Small Company Value Fund

The Fund uses exchange-traded stock index futures for the purposes of equitizing the ongoing cash holdings so as to fully maintain the Fund’s exposure to its benchmark. In general, the use of stock index futures for this purpose does not significantly increase the Fund’s risk and does not lead to leverage within the Fund. As of March 31, 2011, there were no open futures contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income			Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Futures	Total		Futures	Total

Equity Contracts	$39,367	$39,367	Equity Contracts	$(3,130)	$(3,130)

Total	$39,367	$39,367	Total	$(3,130)	$(3,130)

The average monthly notional amount of futures and forwards during the year ended March 31, 2011 were as follows:

Long Positions	AssetMark Fundamental Index® Large Company Growth Fund	AssetMark Fundamental Index® Large Company Value Fund	AssetMark Fundamental Index® Small Company Growth Fund	AssetMark Fundamental Index® Small Company Value Fund

Futures	$4,028,486	$3,062,240	$872,170	$400,842

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund; the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Fund may induce leverage in the Fund, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund.

23

AssetMark Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

(b)	Subsequent Events Evaluation.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(c)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. There were no repurchase agreements entered into by the Funds at March 31, 2011.

(d)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(f)	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

(g)	Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust based on relative net assets.

(h)

Security Transactions and Income Recognition
Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

24

AssetMark Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

(i)	Distributions to shareholders

The Funds will distribute any net investment income at least annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(j)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange traded options, or the options are not exchange traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each actively managed Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. Each Fundamental Index® Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost effective manner in accordance with its principal investment strategies. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

25

AssetMark Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

Futures contracts are valued at the daily quoted settlement prices.

(k)

Securities Purchased or Sold on a Forward-Commitment Basis
The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(l)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respected transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(m)	Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(n)	Short Sales

Although not currently part of any of the Fund’s investment strategies, each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(o)	Trustee Compensation

For their services as Trustees of the Trust, the Independent Trustees receive a retainer fee of $45,000 per year and $4,500 per in person meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Lead Independent Trustee receives an additional retainer fee of $10,000 per year. The Audit Committee Chair receives an additional retainer fee of $5,000 per year. Telephonic meeting fees are determined according to the length of the meeting as follows: $2,000 for one to two hours, $3,000 for two to three hours and $4,000 for three hours or longer. The “interested persons” who serve as Trustees of the Trust receive no compensation from the Trust for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trust who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

26

AssetMark Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

3.	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with Genworth Financial Wealth Management, Inc. (the “Advisor”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Small/Mid Cap Growth Fund	0.95%
Real Estate Securities Fund	0.95%
Enhanced Fundamental Index® Large Company Growth Fund	0.75%
Enhanced Fundamental Index® Large Company Value Fund	0.75%
Enhanced Fundamental Index® Small Company Growth Fund	0.75%
Enhanced Fundamental Index® Small Company Value Fund	0.75%

In addition, the Trust and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to: (1) waive 0.025% of each Fund’s annual advisory fee on Trust assets in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on Trust assets in excess of $12 billion, and (2) waive portions of its advisory fee monthly on aggregate average assets of the Funds in excess of $2.5 billion to pass on certain savings in the underlying sub-advisory fee arrangements.

The Trust and Advisor have also entered into an Expense Waiver and Reimbursement Agreement under which the Advisor has agreed to waive, through July 31, 2011, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses do not exceed the following rates, based on each Fund’s average daily net assets:

Small/Mid Cap Growth Fund	1.59%
Real Estate Securities Fund	1.49%
Enhanced Fundamental Index® Large Company Growth Fund	1.22%
Enhanced Fundamental Index® Large Company Value Fund	1.22%
Enhanced Fundamental Index® Small Company Growth Fund	1.22%
Enhanced Fundamental Index® Small Company Value Fund	1.22%

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extend actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee or expense was waived or reimbursed.

Sub-advisory services are provided to the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

4.	Distribution Plan

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Fund’s shares and servicing of the Fund’s shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the Genworth Financial Wealth Management Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their

27

AssetMark Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

services provided that facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. Capital Brokerage Corp., an affiliate of the Advisor, serves as principal underwriter and distributor for the Funds. Quasar Distributors, LLC serves as sub-distributor for the Funds. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	Service and Custody Agreements

The Trust has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

6.	Securities Lending

Effective July 1, 2003 the actively managed Funds entered into a collective securities lending arrangement with U.S. Bank, N.A. (the “Custodian”). Effective September 17, 2008, the Enhanced Fundamental Index® Funds entered into a collective securities lending arrangement with the custodian. Under the term of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement. A portion of the fee to be paid to the Custodian in the fiscal year ended March 31, 2011 was waived.

As of March 31, 2011, the values of securities loaned and collateral received were $0.

7.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended March 31, 2011 are summarized below.

	Purchases	Sales

Small/Mid Cap Growth Fund	$63,115,699	$114,456,199
Real Estate Securities Fund	18,835,311	77,750,198
Enhanced Fundamental Index® Large Company Growth Fund	52,682,254	127,608,190
Enhanced Fundamental Index® Large Company Value Fund	39,936,215	101,782,072
Enhanced Fundamental Index® Small Company Growth Fund	16,477,947	34,893,464
Enhanced Fundamental Index® Small Company Value Fund	6,625,411	15,333,574

8.	Other Tax Information

Net Investment Income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

28

AssetMark Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

These differences are primarily due to net operating losses, foreign currency and the use of equalization. On the Statement of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock

Small/Mid Cap Growth Fund	$359,900	$7,332,840	$(7,692,740)
Real Estate Securities Fund	382,808	(382,808)	—
Enhanced Fundamental Index® Large Company Growth Fund	(63)	1,696,082	(1,696,019)
Enhanced Fundamental Index® Large Company Value Fund	(45)	5,477,265	(5,477,220)
Enhanced Fundamental Index® Small Company Growth Fund	37,585	(34,422)	(3,163)
Enhanced Fundamental Index® Small Company Value Fund	(5,278)	5,281	(3)

The tax components of distributions paid during the fiscal years ended March 31, 2011 and March 31, 2010 are as follows:

	Year Ended March 31, 2011

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital

Small/Mid Cap Growth Fund	—	—	—
Real Estate Securities Fund	$235,437	$12,919,293	$755,005
Enhanced Fundamental Index® Large Company Growth Fund	675,102	—	—
Enhanced Fundamental Index® Large Company Value Fund	810,366	—	—
Enhanced Fundamental Index® Small Company Growth Fund	1,609,856	4,089,184	—
Enhanced Fundamental Index® Small Company Value Fund	16.601	1,403,624	—

29

AssetMark Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2011

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended 3/31/11.

	Year Ended March 31, 2010

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital

Small/Mid Cap Growth Fund	—	—	—
Real Estate Securities Fund	$744,733	—	—
Enhanced Fundamental Index® Large Company Growth Fund	630,394	—	—
Enhanced Fundamental Index® Large Company Value Fund	671,533	—	—
Enhanced Fundamental Index® Small Company Growth Fund	—	—	—
Enhanced Fundamental Index® Small Company Value Fund	—	—	—

30

AssetMark Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of the AssetMark Funds:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the AssetMark Small/Mid Cap Growth Fund, the AssetMark Real Estate Securities Fund, the AssetMark Enhanced Fundamental Index Large Company Growth Fund, the AssetMark Enhanced Fundamental Index Large Company Value Fund, the AssetMark Enhanced Fundamental Index Small Company Growth Fund, and the AssetMark Enhanced Fundamental Index Small Company Value Fund (collectively referred to as the “Funds”), as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for the two-year period then ended, and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each the Funds as of March 31, 2011, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

As discussed in note 1 to the financial statements, the Funds’ Board of Trustees has decided to cease operations and liquidate the Funds no later than April 1, 2011. Our opinion has not been modified in respect to this matter.

[Signed] KPMG LLP

Milwaukee, WI
May 27, 2011

31

AssetMark Funds
ADDITIONAL INFORMATION
March 31, 2011

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Real Estate Securities Fund, Enhanced Fundamental Index® Large Company Growth Fund, Enhanced Fundamental Index® Large Company Value Fund, Enhanced Fundamental Index® Small Company Growth Fund and Enhanced Fundamental Index® Small Company Value Fund designates 1.7%, 100%, 100%, 16.8% and 100%, respectively, of dividends during the fiscal year ended March 31, 2011, as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Real Estate Securities Fund, Enhanced Fundamental Index® Large Company Growth Fund, Enhanced Fundamental Index® Large Company Value Fund, Enhanced Fundamental Index® Small Company Growth Fund and Enhanced Fundamental Index® Small Company Value Fund designates 8.3%, 100%, 100%, 18.2% and 100%, respectively, of dividends declared from net investment income during the fiscal year ended March 31, 2011, as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

32

AssetMark Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

2.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

Independent Trustees

R. Thomas DeBerry c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1941	Trustee	Indefinite Term since January 2001.	Retired, President, DeBerry Consulting (a securities consulting firm) (1998-present).	13	None

William J. Klipp c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1955	Trustee	Indefinite Term since January 2001, Lead Independent Trustee since May 2007.	Retired; President and Chief Operating Officer, Charles Schwab Investment Management, Inc. and Executive Vice President, Schwab Funds (1993-1999).	13	None

Dennis G. Schmal c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1947	Trustee	Indefinite Term since July 2007.	Self-employed consultant (2003-present).	13

Trustee, Grail Advisors ETF Trust (2009-present); Trustee, Wells Fargo Multi-Strategy 100 Fund (closed-end hedge fund) (2008-present); Director/ Chairman, Pacific Metrics Corp. (Educational Services) (2005-present); Director, Varian Semiconductor Equipment Associates, Inc. (2004-present); Director, Merriman Curhan Ford Group, Inc. (Financial Services) (2003-present).

33

AssetMark Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

Interested Trustees

Ronald Cordes* Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1959	Chairperson, Trustee	Indefinite Term since January 2001.	Principal, Genworth Financial Wealth Management (“GFWM”) (1994-present); President, AssetMark Funds (2001-2008).	13

ThinkImpact (non-profit organization) (2010-present); Transfair, USA (non-profit organization) (2010-present); Sarona Frontier General Partner, Inc. (investment fund) (2010-present); Microvest Fund I, Investment Committee (investment fund) (2009-present); University of the Pacific (2009-present); East Bay Community Foundation, (2007-present); Katalysis Bootstrap Fund (non-profit organization) (2005-present); Boys and Girls Clubs of Oakland (2002-present).

Officers

Carrie E. Hansen Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1970	President	Renewed 1-Year Term since 2007

President, GPS Funds I (2007 to present), GPS Funds II (2011 to present) and Genworth Variable Insurance Trust (“GVIT”) (2008-present); Senior Vice President and Chief Operations Officer, GFWM (2008-present); Chairman, Genworth Financial Trust Company (2008-present); Senior Vice President and Managing Director, AssetMark Funds (2007-2008); Treasurer and Chief Compliance Officer, GFAM Funds (2007-2008); Chief Compliance Officer, AssetMark Funds (2005-2008); Treasurer, AssetMark Funds (2001-2008); Senior Vice President, Chief Financial Officer and Chief Compliance Officer, GFWM, formerly, AssetMark Investment Services, Inc. (2004-2007).

				N/A	N/A

Deborah Djeu Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1962	Vice President, Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2008

Vice President, Chief Compliance Officer and AML Compliance Officer, GPS Funds I (2008 to present), GPS Funds II (2011 to present) and GVIT (2008-present); Deputy Chief Compliance Officer, Assetmark Funds (2007-2008); Compliance Manager, GE Money (2006- 2007); Vice President, Wells Fargo Investments LLC (2004-2006).

				N/A	N/A

34

AssetMark Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2011

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

Starr E. Frohlich Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1972	Vice President, Treasurer	Since 2010

Vice President and Treasurer, GPS Funds I (2010 to present), GPS Funds II (2011 to present) and GVIT (2010-present); Director of Fund Administration, GFWM (2010-present); Vice President, U.S. Bancorp Fund Services,LLC (1997-2010).

				N/A	N/A

Christine Villas-Chernak Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1968	Deputy Chief Compliance Officer; Secretary	Renewed 1-Year Term since 2006

Secretary, GPS Funds I (2009 to present) and GPS Funds II (2011 to present); Deputy Chief Compliance Officer, Secretary GVIT (2008-present); Senior Compliance Officer, GFWM (2005-2009); Fund Administration & e Complianc Manager, GFWM, formerly, AssetMark Investment Services, Inc. (2004-2005); Fund Administration & Compliance Specialist, GFWM, formerly, AssetMark Investment Services, Inc. (2002-2004).

				N/A	N/A

Robert J. Bannon Genworth Financial Asset Management 16501 Ventura Boulevard Ste 201 Encino, CA 91436 Year of Birth: 1957	Chief Risk Officer	Since 2010

Chief Risk Officer, GFAM Funds (2010- present); GVIT Funds (2010-present); Senior Vice President and Chief Risk Officer, GFWM (2007-present); Senior Vice President and Chief Investment Officer, Bank of the West (formerly Sanwa Bank California) (2000-2005).

				N/A	N/A

*	Ronald Cordes is an “interested person” of the Funds as defined in the 1940 Act due to his relationship with the Advisor.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

3.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

4.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

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ASSETMARK FUNDS

AssetMark Small/Mid Cap Growth Fund
AssetMark Real Estate Securities Fund
AssetMark Enhanced Fundamental Index® Large Company Growth Fund
AssetMark Enhanced Fundamental Index® Large Company Value Fund
AssetMark Enhanced Fundamental Index® Small Company Growth Fund
AssetMark Enhanced Fundamental Index® Small Company Value Fund

Investment Advisor
Genworth Financial Wealth Management, Inc.
2300 Contra Costa Blvd., Suite 600
Pleasant Hill, CA 94523

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Capital Brokerage Corporation	Annual Report March 31, 2011
(dba Genworth Financial Brokerage Corporation in Indiana)
6620 West Broad Street Building 2
Richmond, VA 23230
Member FINRA

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report that apply to the registrant’s principal executive officer or principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report to the registrant’s principal executive officer or principal financial officer.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended March 31, 2011, the registrant’s principal accountant billed the registrant $229,045 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended March 31, 2010, the registrant’s principal accountant billed the registrant $285,029 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

For the fiscal year ended March 31, 2011, the registrant’s principal accountant billed the registrant $59,000 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended March 31, 2010, the registrant’s principal accountant billed the registrant $51,000 for professional services rendered for tax compliance, tax advice and tax planning.

1

(d)	All Other Fees

None.

(e)(1)

The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended March 31, 2011 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2011 and March 31, 2010, were $0 and $0, respectively.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s officers who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) of the 1940 Act. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GPS Funds I

By	/s/ Carrie E. Hansen

Carrie E. Hansen, Principal Executive Officer/President

Date	5/27/11

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Carrie E. Hansen

Carrie E. Hansen, Principal Executive Officer/President

Date	5/27/11

By	/s/ Starr E. Frohlich

Starr E. Frohlich, Principal Financial Officer/Treasurer

Date	5/27/11

4